SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 31 (File No. 33-4174)	☑

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 33 (File No. 811-3500)	☑
(Check appropriate box or boxes)
RiverSource of New York Account 4

(Exact Name of Registrant)
RiverSource Life Insurance Co. of New York

(Name of Depositor)
20 Madison Avenue Extension, Albany, NY 12203

(Address of Depositor’s Principal Executive Offices)  (Zip Code)
Depositor’s Telephone Number, including Area Code (612) 678-4177
Dixie Carroll, 50607 Ameriprise Financial Center, Minneapolis, MN 55474

(Name and Address of Agent for Service)
It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)

☑	on April 29, 2013 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (a)(1)
If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for previously filed post-effective amendment.

PART A

Prospectus

April 29, 2013

RiverSource

Flexible Annuity

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITY

Issued by:	RiverSource Life Insurance Co. of New York (RiverSource Life of NY)

20 Madison Avenue Extension
Albany, NY 12203
Telephone: 1-800-541-2251
(Home Office)
ameriprise.com/variableannuities
RiverSource of New York Account 4

New contracts are not currently being offered.

This prospectus contains information that you should know before investing. Prospectuses are also available for:

•	AllianceBernstein Variable Products Series Fund Inc.
•	Columbia Funds Variable Series Trust II
•	Wells Fargo Variable Funds

Please read the prospectuses carefully and keep them for future reference.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

An investment in this contract is not a deposit of a bank or financial institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in this contract involves investment risk including the possible loss of principal.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC, and is available without charge by contacting RiverSource Life of NY at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC’s Internet site at (http://www.sec.gov).

Variable annuities are insurance products that are complex investment vehicles. Be sure to ask your sales representative about the variable annuity’s features, benefits, risks and fees.

RiverSource Life of NY has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.

RiverSource Life of NY offers several different annuities which your sales representative may or may not be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, surrender charge schedules and access to your annuity account values. The fees and charges may also be different between each annuity.

RIVERSOURCE FLEXIBLE ANNUITY – NEW YORK — PROSPECTUS 1

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Key Terms

These terms can help you understand details about your contract.

Accumulation unit: A measure of the value of each subaccount before annuity payouts begin.

Annuitant: The person or persons on whose life or life expectancy the annuity payouts are based.

Annuity payouts: An amount paid at regular intervals under one of several plans.

Assumed investment rate: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 3.5% but you may request we substitute an assumed investment rate of 5%.

Beneficiary: The person you designate to receive benefits in case of the owner’s or annuitant’s death while the contract is in force.

Close of business: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

Code: The Internal Revenue Code of 1986, as amended.

Contract: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

Contract value: The total value of your contract before we deduct any applicable charges.

Contract year: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

Fixed account: An account to which you may allocate purchase payments. Amounts you allocate to this account earn interest at rates that we declare periodically.

Funds: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of any or all of these funds.

Good order: We cannot process your transaction request relating to the contract until we have received the request in good order at our home office. “Good order” means the actual receipt of the requested transaction in writing, along with all information, forms and supporting legal documentation necessary to effect the transaction. To be in “good order”, your instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions. This information and documentation generally includes your completed request; the contract number; the transaction amount (in dollars); the names of and allocations to and/or from the subaccounts and the fixed account affected by the requested transaction; the signatures of all contract owners, exactly as registered on the contract, if necessary; Social Security Number or Taxpayer Identification Number; and any other information, forms or supporting documentation that we may require. With respect to purchase requests, “good order” also generally includes receipt of sufficient payment by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

Owner (you, your): The person or persons identified in the contract as owner(s) of the contract, who has or have the right to control the contract (to decide on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract’s benefits. The owner or any joint owner may be a non-natural person (e.g. irrevocable trust or corporation) or a revocable trust. When the contract is owned by a revocable trust, the annuitant selected should be the grantor of the trust to assure compliance with Section 72(s) of the Code. Any ownership change, including continuation of the contract by your spouse under the spousal continuation provision of the contract, redefines “owner”, “you” and “your”.

Qualified annuity: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:

•	Individual Retirement Annuities (IRAs) (including inherited IRAs) under Section 408(b) of the Code

•	Roth IRAs (including inherited Roth IRAs) under Section 408A of the Code

•	Simplified Employee Pension IRA (SEP) plans under Section 408(k) of the Code

•	Plans under Section 401(k) of the Code

•	Custodial and investment only plans under Section 401(a) of the Code

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•	Tax-Sheltered Annuities (TSAs) under Section 403(b) of the Code

•	Plans under Section 457 of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax-deferred.

All other contracts are considered nonqualified annuities.

Retirement date: The date when annuity payouts are scheduled to begin.

RiverSource Life of New York: In this prospectus, “we,” “us,” “our” and “RiverSource Life of NY” refer to RiverSource Life Insurance Co. of New York.

Surrender value: The amount you are entitled to receive if you make a full surrender from your contract. It is the contract value minus any applicable charges.

Valuation date: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or surrender request) in good order at our office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request in good order at our office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.

Variable account: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

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The Contract in Brief

Purpose: The purpose of the contract is to allow you to accumulate money for retirement or a similar long-term goal. You do this by making one or more purchase payments. You may allocate your purchase payments to the fixed account and/or subaccounts under the contract; however you risk losing amounts you invest in the subaccounts of the variable account. These accounts, in turn, may earn returns that increase the value of the contract. Beginning at a specified time in the future called the retirement date, the contract provides lifetime or other forms of payout of your contract value. If the contract value goes to zero due to the underlying fund’s performance or deduction of fees, the contract will no longer be in force and the contract will terminate.

Tax-deferred retirement plans: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions (RMDs). RMDs may reduce the value of certain death benefits (see “Taxes — Qualified Annuities — Required Minimum Distributions”). You should consult your tax advisor for an explanation of the potential tax implications to you.

Accounts: Currently, you may allocate your purchase payments among any or all of:

•	the subaccounts of the variable account, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the subaccounts. (See “The Variable Account and The Funds”)

•	the fixed account, which earns interest at a rate that we adjust periodically. (See “The Fixed Account”)

Buying your contract: We no longer offer new contracts. However, you have the option of making additional purchase payments to your contract. (See “Buying Your Contract”)

Transfers: Subject to certain restrictions, you currently may redistribute your contract value among the accounts until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. You may establish automated transfers among the accounts. Fixed account transfers are subject to special restrictions. (See “Transferring Among Accounts”)

Surrenders: You may surrender all or part of your contract value at any time before the retirement date. You also may establish automated partial surrenders. Surrenders may be subject to charges and income taxes (including a 10% IRS penalty if you surrender prior to your reaching age 59 1/2) and may have other tax consequences; also, certain restrictions apply. (See “Surrenders”)

Benefits in case of death: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount at least equal to the contract value. (See “Benefits in Case of Death”)

Annuity payouts: You can apply your contract value to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. The payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. Total monthly payouts may include amounts from each subaccount and the fixed account. During the annuity payout period, you cannot be invested in more than five subaccounts at any one time unless we agree otherwise. (See “The Annuity Payout Period”)

Taxes: Generally, income earned on your contract value grows tax deferred until you surrender it or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) The tax treatment of qualified and nonqualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. However, Roth IRAs may grow and be distributed tax-free, if you meet certain distribution requirements. (See “Taxes”)

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Expense Summary

The following tables describe the fees and expenses that are paid when buying, owning and surrendering the contract. The first table describes the fees and expenses that you paid at the time that you bought the contract and may pay when you surrender the contract.

CONTRACT OWNER TRANSACTION EXPENSES

Surrender charge
(Contingent deferred sales load as a percentage of new purchase payments surrendered)

Years from purchase payment receipt	Surrender charge percentage

1	7%

2	7

3	7

4	7

5	7

6	7

Thereafter	0

Surrender charge under Annuity Payout Plan E — Payouts for a specified period: Under this annuity payout plan, you can choose to take a surrender. The amount that you can surrender is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.05% since the assumed investment rate is 3.5%. The surrender charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate. (See “Charges — Surrender Charge” and “The Annuity Payout Period — Annuity Payout Plans.”)

The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

ANNUAL CONTRACT ADMINISTRATIVE CHARGE

$24

ANNUAL VARIABLE ACCOUNT EXPENSES
(As a percentage of average daily subaccount value)

Mortality and expense risk fee	1%

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ANNUAL OPERATING EXPENSES OF THE FUNDS
The next two tables describe the operating expenses of the funds that you may pay periodically during the time that you own the contract. These operating expenses are for the fiscal year ended Dec. 31, 2012, unless otherwise noted. The first table shows the minimum and maximum total operating expenses charged by the funds. The second table shows the fees and expenses charged by each fund. More detail concerning each fund’s fees and expenses is contained in each fund’s prospectus.

Minimum and maximum total annual operating expenses for the funds(a)
(Including management fee, distribution and/or service (12b-1) fees and other expenses)

	Minimum	Maximum

Total expenses before fee waivers and/or expense reimbursements	0.60%	1.20%

(a)	Each fund deducts management fees and other expenses from fund assets. Fund assets include amounts you allocate to a particular fund. Funds may also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an on-going basis, you may pay more by allocating your contract values to the subaccounts investing in funds that have adopted 12b-1 plans than under other contracts that may have subaccounts investing in funds that have not adopted 12b-1 plans. The fund or the fund’s affiliates may pay us or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund’s distributor or investment adviser, transfer agent or their affiliates may pay us or our affiliates for various services we or our affiliates provide. The amount of these payments will vary by fund and may be significant. See “The Variable Account and the Funds” for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund’s fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund’s prospectus and SAI.

Total annual operating expenses for each fund*

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)

				Acquired fund	Gross total
	Management	12b-1	Other	fees and	annual
Fund name	fees	fees	expenses	expenses**	expenses

AllianceBernstein VPS Growth and Income Portfolio (Class B)	0.55%	0.25%	0.05%	—%	0.85%

Columbia Variable Portfolio – Balanced Fund (Class 3)	0.64	0.13	0.15	—	0.92

Columbia Variable Portfolio – Cash Management Fund (Class 3)	0.33	0.13	0.14	—	0.60	(1)

Columbia Variable Portfolio – Diversified Bond Fund (Class 3)	0.41	0.13	0.13	—	0.67

Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3)**	0.57	0.13	0.12	—	0.82

Columbia Variable Portfolio – Global Bond Fund (Class 3)	0.55	0.13	0.16	—	0.84

Columbia Variable Portfolio – High Yield Bond Fund (Class 3)	0.58	0.13	0.17	—	0.88	(1)

Columbia Variable Portfolio – International Opportunity Fund (Class 3)	0.79	0.13	0.20	—	1.12

Columbia Variable Portfolio – Large Cap Growth Fund (Class 3)	0.71	0.13	0.17	—	1.01	(1)

Columbia Variable Portfolio – Large Core Quantitative Fund (Class 3)**	0.66	0.13	0.14	0.01	0.94

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (Class 3)	0.76	0.13	0.17	—	1.06	(1)

Wells Fargo Advantage VT Small Cap Growth Fund – Class 2	0.75	0.25	0.19	0.01	1.20

*	The Funds provided the information on their expenses and we have not independently verified the information.

**	The previous fund names can be found in “The Variable Account and the Funds” section of the prospectus.

***	Includes fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (also referred to as acquired funds).

(1)	Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until April 30, 2014, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rate of 0.575% for Columbia Variable Portfolio – Cash Management Fund (Class 3), 0.845% for Columbia Variable Portfolio – High Yield Bond Fund (Class 3), 0.915% for Columbia Variable Portfolio – Large Cap Growth Fund (Class 3) and 0.995% for Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (Class 3).

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Examples
These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include your transaction expenses, contract administrative charges*, variable account annual expenses and fund fees and expenses.

These examples assume that you invest $10,000 in the contract for the time periods indicated. These examples also assume that your investment has a 5% return each year.

Maximum Expenses. This example assumes the maximum fees and expenses of any of the funds before fee waivers and/or expense reimbursements. Although your actual costs may be lower, based on this assumption your costs would be:

If you do not surrender your contract
If you surrender your contract				or if you select an annuity payout plan
at the end of the applicable time period:				at the end of the applicable time period:
1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years

$950	$1,466	$2,006	$2,769	$250	$766	$1,306	$2,769

Minimum Expenses. This example assumes the minimum fees and expenses of any of the funds before fee waivers and/or expense reimbursements. Although your actual costs may be higher, based on this assumption your costs would be:

If you do not surrender your contract
If you surrender your contract				or if you select an annuity payout plan
at the end of the applicable time period:				at the end of the applicable time period:
1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years

$888	$1,280	$1,693	$2,132	$188	$580	$993	$2,132

*	In these examples, the contract administrative charge is $24.

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Condensed Financial Information (Unaudited)

The following tables give per-unit information about the financial history of each subaccount. The date in which operations commenced in each subaccount is noted in parentheses. We have not provided this information for subaccounts that were not available under your contract as of Dec. 31, 2012.

Variable account charges of 1.00% of the daily net assets of the variable account.
Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003

AllianceBernstein VPS Growth and Income Portfolio (Class B) (06/01/2001)
Accumulation unit value at beginning of period	$1.05	$1.00	$0.89	$0.75	$1.28	$1.23	$1.06	$1.02	$0.93	$0.71
Accumulation unit value at end of period	$1.21	$1.05	$1.00	$0.89	$0.75	$1.28	$1.23	$1.06	$1.02	$0.93
Number of accumulation units outstanding at end of period (000 omitted)	1,970	2,555	3,217	3,979	5,186	5,851	7,659	9,988	9,502	8,171

Columbia Variable Portfolio – Balanced Fund (Class 3) (04/30/1986)
Accumulation unit value at beginning of period	$4.94	$4.87	$4.37	$3.56	$5.12	$5.09	$4.49	$4.37	$4.02	$3.38
Accumulation unit value at end of period	$5.59	$4.94	$4.87	$4.37	$3.56	$5.12	$5.09	$4.49	$4.37	$4.02
Number of accumulation units outstanding at end of period (000 omitted)	5,075	5,809	6,616	7,658	9,311	12,158	15,354	20,048	24,789	29,626

Columbia Variable Portfolio – Cash Management Fund (Class 3) (10/25/1982)
Accumulation unit value at beginning of period	$2.69	$2.72	$2.75	$2.77	$2.74	$2.64	$2.55	$2.51	$2.51	$2.53
Accumulation unit value at end of period	$2.67	$2.69	$2.72	$2.75	$2.77	$2.74	$2.64	$2.55	$2.51	$2.51
Number of accumulation units outstanding at end of period (000 omitted)	534	594	863	1,105	1,962	1,893	2,181	1,711	2,413	3,253

Columbia Variable Portfolio – Diversified Bond Fund (Class 3) (10/25/1982)
Accumulation unit value at beginning of period	$6.54	$6.20	$5.78	$5.10	$5.50	$5.28	$5.11	$5.05	$4.88	$4.72
Accumulation unit value at end of period	$6.97	$6.54	$6.20	$5.78	$5.10	$5.50	$5.28	$5.11	$5.05	$4.88
Number of accumulation units outstanding at end of period (000 omitted)	2,238	2,411	2,734	3,079	3,436	3,938	4,820	6,279	7,630	9,811

Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3) (06/01/2001)
Accumulation unit value at beginning of period	$1.44	$1.53	$1.32	$1.05	$1.78	$1.66	$1.40	$1.25	$1.06	$0.76
Accumulation unit value at end of period	$1.62	$1.44	$1.53	$1.32	$1.05	$1.78	$1.66	$1.40	$1.25	$1.06
Number of accumulation units outstanding at end of period (000 omitted)	4,920	6,191	7,465	8,763	11,092	14,062	18,101	20,256	15,614	10,316

Columbia Variable Portfolio – Global Bond Fund (Class 3) (05/01/1996)
Accumulation unit value at beginning of period	$2.00	$1.93	$1.83	$1.66	$1.68	$1.58	$1.49	$1.59	$1.46	$1.30
Accumulation unit value at end of period	$2.11	$2.00	$1.93	$1.83	$1.66	$1.68	$1.58	$1.49	$1.59	$1.46
Number of accumulation units outstanding at end of period (000 omitted)	1,045	1,156	1,455	1,749	2,010	2,009	2,403	3,649	3,576	3,982

Columbia Variable Portfolio – High Yield Bond Fund (Class 3) (05/01/1996)
Accumulation unit value at beginning of period	$2.10	$2.01	$1.78	$1.17	$1.58	$1.57	$1.43	$1.39	$1.26	$1.01
Accumulation unit value at end of period	$2.41	$2.10	$2.01	$1.78	$1.17	$1.58	$1.57	$1.43	$1.39	$1.26
Number of accumulation units outstanding at end of period (000 omitted)	1,700	1,797	2,171	2,531	3,177	4,638	6,059	8,511	10,286	11,318

Columbia Variable Portfolio – International Opportunity Fund (Class 3) (01/13/1992)
Accumulation unit value at beginning of period	$1.77	$2.04	$1.81	$1.44	$2.43	$2.18	$1.77	$1.57	$1.35	$1.07
Accumulation unit value at end of period	$2.07	$1.77	$2.04	$1.81	$1.44	$2.43	$2.18	$1.77	$1.57	$1.35
Number of accumulation units outstanding at end of period (000 omitted)	5,795	6,936	8,048	9,547	11,785	15,386	19,590	23,591	26,380	28,525

Columbia Variable Portfolio – Large Cap Growth Fund (Class 3) (06/01/2001)
Accumulation unit value at beginning of period	$0.76	$0.79	$0.68	$0.50	$0.91	$0.90	$0.81	$0.76	$0.71	$0.59
Accumulation unit value at end of period	$0.90	$0.76	$0.79	$0.68	$0.50	$0.91	$0.90	$0.81	$0.76	$0.71
Number of accumulation units outstanding at end of period (000 omitted)	1,462	1,766	2,412	2,659	3,177	4,521	5,429	5,496	2,023	1,844

Columbia Variable Portfolio – Large Core Quantitative Fund (Class 3) (10/25/1982)
Accumulation unit value at beginning of period	$6.14	$5.89	$5.07	$4.13	$7.21	$7.07	$6.20	$5.90	$5.62	$4.40
Accumulation unit value at end of period	$6.92	$6.14	$5.89	$5.07	$4.13	$7.21	$7.07	$6.20	$5.90	$5.62
Number of accumulation units outstanding at end of period (000 omitted)	4,169	4,788	5,491	6,375	7,729	10,038	13,116	10,770	13,632	15,977

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (Class 3) (06/01/2001)
Accumulation unit value at beginning of period	$1.25	$1.48	$1.18	$0.73	$1.34	$1.19	$1.20	$1.10	$1.02	$0.84
Accumulation unit value at end of period	$1.37	$1.25	$1.48	$1.18	$0.73	$1.34	$1.19	$1.20	$1.10	$1.02
Number of accumulation units outstanding at end of period (000 omitted)	8,204	9,434	10,697	12,719	15,369	19,473	25,789	7,555	7,975	7,166

Wells Fargo Advantage VT Small Cap Growth Fund – Class 2 (06/01/2001)
Accumulation unit value at beginning of period	$1.36	$1.44	$1.15	$0.76	$1.31	$1.17	$0.96	$0.91	$0.81	$0.57
Accumulation unit value at end of period	$1.46	$1.36	$1.44	$1.15	$0.76	$1.31	$1.17	$0.96	$0.91	$0.81
Number of accumulation units outstanding at end of period (000 omitted)	1,380	1,757	2,237	2,622	3,168	4,444	6,329	8,033	7,848	6,807

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Financial Statements

You can find our audited financial statements and the audited financial statements of the divisions, which are comprised of subaccounts, in the SAI. The SAI does not include audited financial statements for divisions that are new and have no activity as of the financial statement date.

The Variable Account and the Funds

The variable account: The variable account was established under New York law and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life of NY.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. Each subaccount’s net assets are held in relation to the contracts described in this prospectus as well as other contracts that we issue that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

The funds. The contract currently offers subaccounts investing in shares of the funds listed in the table below.

•	Investment objectives: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds’ prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

•	Fund name and management: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

•	Eligible purchasers: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see “Fund Name and Management” above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds’ providers do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate fund providers for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds’ prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.

•	Asset allocation programs may impact fund performance: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the fund holds securities that are not as liquid as others; for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under the asset allocation program we offer or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.

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•	Funds available under the contract: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and when there is substitution (see “Substitution of Investments”). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue including, but not limited to, expense payments and non-cash compensation a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.

•	Revenue we receive from the funds may create potential conflicts of interest: We or our affiliates receive from each of the funds, or the funds’ affiliates, varying levels and types of revenue including expense payments and non-cash compensation. The amount of this revenue and how it is computed varies by fund, may be significant and may create potential conflicts of interest. The greatest amount and percentage of revenue we and our affiliates receive comes from assets allocated to subaccounts investing in the funds that are managed by our affiliates Columbia Management Investment Advisers, LLC (Columbia Management Investment Advisers) or Columbia Wanger Asset Management, LLC (Columbia Wanger Asset Management) (affiliated funds).

Employee compensation and operating goals at all levels are tied to the success of Ameriprise Financial, Inc. and its affiliates, including us. Certain employees may receive higher compensation and other benefits based, in part, on contract values that are invested in the affiliated funds. We or our affiliates receive revenue which ranges up to 0.69% of the average daily net assets invested in the underlying funds through this and other contracts we and our affiliate issue. We or our affiliates may also receive revenue which ranges up to 0.04% of aggregate, net or anticipated sales of underlying funds through this and other contracts we and our affiliate issue. Please see the SAI for a table that ranks the underlying funds according to total dollar amounts they and their affiliates paid us or our affiliates in the prior calendar year.

Expense payments, non-cash compensation and other forms of revenue may influence recommendations your investment professional makes regarding whether you should invest in the contract, and whether you should allocate purchase payments or contract value to a subaccount that invests in a particular fund (see “About the Service Providers”).

The revenue we or our affiliates receive from a fund or its affiliates is in addition to revenue we receive from the charges you pay when buying, owning and surrendering the contract (see “Expense Summary”). However, the revenue we or our affiliates receive from a fund or its affiliates may come, at least in part, from the fund’s fees and expenses you pay indirectly when you allocate contract value to the subaccount that invests in that fund.

•	Why revenues are paid to us: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive these revenues including, but not limited to expense payments and non-cash compensation for various purposes:

•	Compensating, training and educating sales representatives who sell the contracts.

•	Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their sales representatives, and granting access to sales representatives of our affiliated selling firms.

•	Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to prospective and existing contract owners, authorized selling firms and sales representatives.

•	Providing sub-transfer agency and shareholder servicing to contract owners.

•	Promoting, including and/or retaining the fund’s investment portfolios as underlying investment options in the contracts.

•	Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.

•	Furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).

•	Subaccounting, transaction processing, recordkeeping and administration.

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•	Sources of revenue received from affiliated funds: The affiliated funds are managed by Columbia Management Investment Advisers or Columbia Wanger Asset Management. The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:

•	Assets of the fund’s adviser and transfer agent or an affiliate. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.

•	Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the “12b-1 fees” column of the “Annual Operating Expenses of the Funds” table.

•	Sources of revenue received from unaffiliated funds: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds’ affiliates, may include, but are not necessarily limited to, the following:

•	Assets of the fund’s adviser, subadviser, transfer agent or an affiliate of these and assets of the fund’s distributor or an affiliate. The revenue resulting from these sources usually is based on a percentage of average daily net assets of the fund but there may be other types of payment arrangements.

•	Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the “12b-1 fees” column of the “Annual Operating Expenses of the Funds” table.

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You may allocate payments and transfers to any or all of the subaccounts of the variable account that invest in shares of the following funds.

Investing In	Investment Objective and Policies	Investment Adviser
AllianceBernstein VPS Growth and Income Portfolio (Class B)	Seeks long-term growth of capital.	AllianceBernstein L.P.

Columbia Variable Portfolio – Balanced Fund (Class 3)	Seeks maximum total investment return through a combination of capital growth and current income.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Cash Management Fund (Class 3)	Seeks maximum current income consistent with liquidity and stability of principal.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Diversified Bond Fund (Class 3)	Seeks high level of current income while attempting to conserve the value of the investment for the longest period of time.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3) (previously Columbia Variable Portfolio – Diversified Equity Income Fund (Class 3))	Seeks high level of current income and, as a secondary goal, steady growth of capital.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Global Bond Fund (Class 3)	Non-diversified fund that seeks high total return through income and growth of capital.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – High Yield Bond Fund (Class 3)	Seeks high current income, with capital growth as a secondary objective.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – International Opportunity Fund (Class 3)	Seeks capital appreciation.	Columbia Management Investment Advisers, LLC, adviser; Threadneedle International Limited, an indirect wholly-owned subsidiary of Ameriprise Financial, sub-adviser.

Columbia Variable Portfolio – Large Cap Growth Fund (Class 3)	Seeks long-term capital growth.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Large Core Quantitative Fund (Class 3) (previously Columbia Variable Portfolio – Dynamic Equity Fund (Class 3))	Seeks capital appreciation.	Columbia Management Investment Advisers, LLC

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (Class 3)	Seeks growth of capital.	Columbia Management Investment Advisers, LLC

Wells Fargo Advantage VT Small Cap Growth Fund – Class 2	Seeks long-term capital appreciation.	Wells Fargo Funds Management, LLC, adviser; Wells Capital Management Inc., sub-adviser.

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The Fixed Account

You also may allocate purchase payments and transfers to the fixed account. We back the principal and interest guarantees relating to the fixed account. These guarantees are based on the continued claims-paying ability of the company’s general account. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. The financial statements contained in the SAI include a further discussion of the risks inherent within the investment of the general account. The value of the fixed account increases as we credit interest to the account. Purchase payments and transfers to the fixed account become part of our general account. We credit interest daily and compound it annually. The interest rate we apply to each purchase payment or transfer to the fixed account is guaranteed for one year. Thereafter, we will change the rates from time to time at our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for our new and existing annuities, product design, competition, and our revenues and expenses.

Interests in the fixed account are not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the fixed account. Disclosures regarding the fixed account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. (See “Making the Most of Your Contract — Transfer policies” for restrictions on transfers involving the fixed account.)

Buying Your Contract

New contracts are not currently being offered.

As the owner, you have all rights and may receive all benefits under the contract. You can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy.

We applied your initial purchase payment within two business days after we received it at our office. However, we will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.

THE RETIREMENT DATE
Annuity payouts are scheduled to begin on the retirement date. This means that the contract will be annuitized (converted to a stream of monthly payments) and the first payment will be sent on the retirement date. If your contract is annuitized, the contract goes into payout mode and only the annuity payout provisions continue. Unless Annuity Payout Plan E is elected, you will no longer have access to your contract value. In addition, the death benefit will end. When we processed your application, we established the retirement date as the maximum age (or contract anniversary, if applicable). We have established a new maximum age (or contract anniversary) as described below. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin.

Generally, the retirement date must be no later than the later of the annuitant’s 95th birthday or the tenth contract anniversary. If the annuitant was age 95 or older and past the tenth contract anniversary when the new maximum was established, the new retirement date was set to a birthday later than age 95. You can also choose to delay the annuitization of your contract beyond age 95 indefinitely, to the extent allowed by applicable tax laws.

Six months prior to your retirement date, we will contact you with your options including the option to postpone your annuitization start date to a future date. If you do not make an election, annuity payouts, using the contract’s default option of Plan B – Life annuity with 10 years certain, will begin on the retirement date and monthly annuity payouts will continue for as long as the annuitant lives. If the annuitant does not survive 10 years, payments will continue until 10 years of payments have been made.

If you own a qualified annuity (for example, an IRA) and tax laws require that you take distributions from your annuity prior to your new retirement date, your contract will not be automatically annuitized. If you satisfy your required minimum distributions (RMDs) for a qualified annuity in the form of partial surrenders from this contract, you are electing to defer annuitizing your contract. Contract owners of IRAs and TSAs may also be able to satisfy RMDs by electing other IRAs or TSAs, and in that case, will delay the start of annuitization payments for these contracts.

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BENEFICIARY
If death benefits become payable before the retirement date while the contract is in force and before annuity payouts begin, we will pay the death benefit to your named beneficiary. If there is more than one beneficiary, we will pay each beneficiary’s designated share when we receive their completed claim. A beneficiary will bear the investment risk of the variable account until we receive the beneficiary’s completed claim. If there is no named beneficiary, then the default provisions of your contract will apply. (See “Benefits in Case of Death” for more about beneficiaries.)

PURCHASE PAYMENTS
Minimum allowable purchase payments(1)
If paying by installments under a scheduled payment plan:
  $23.08 biweekly

  $50 per month

If paying by any other method:
  $50

(1)	If you do not make any purchase payments for 36 months and your previous payments total $600 or less, we have the right to give you 30 days’ written notice and pay you the total value of your contract in a lump sum.

Maximum allowable annual purchase payments(2)
  $50,000

(2)	These annual limits apply in total to all RiverSource Life of NY annuities you own. We reserve the right to increase maximum limits or reduce age limits. For qualified annuities the tax- deferred retirement plan’s or the Code’s limits on annual contributions also apply.

HOW TO MAKE PURCHASE PAYMENTS

 1 By letter

Send your check along with your name and contract number to:

RiverSource Life Insurance Co. of New York
70200 Ameriprise Financial Center
Minneapolis, MN 55474

 2 By scheduled payment plan

We can help you set up:

•	an automatic payroll deduction, salary reduction or other group billing arrangement; or

•	a bank authorization.

LIMITATIONS ON THE USE OF CONTRACT
If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner’s access to contract values or to satisfy other statutory obligations. Under these circumstances we may refuse to implement requests for transfers, surrenders or death benefits, until instructions are received from the appropriate governmental authority or a court of competent jurisdiction.

Charges

CONTRACT ADMINISTRATIVE CHARGE
We charge this fee for establishing and maintaining your records. We deduct $6 from the contract value at the end of each contract quarter (each three-month period measured from the effective date of your contract). This equates to an annual charge of $24. We prorate this charge among the subaccounts and the fixed account in the same proportion your interest in each account bears to your total contract value. If you surrender your contract, we will deduct the quarterly charge at the time of surrender. We cannot increase the quarterly contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

MORTALITY AND EXPENSE RISK FEE
We charge this fee daily to your subaccounts. The unit values of your subaccounts reflect this fee and it totals 1% of the subaccounts’ average daily net assets on an annual basis. This fee covers the mortality risk and expense risk that we assume. This fee does not apply to the fixed account.

Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific owner or annuitant lives and no matter how long our entire group of

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owners or annuitants live. If, as a group, owners or annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, owners or annuitants do not live as long as expected, we could profit from the mortality risk fee. We deduct the mortality risk fee from the subaccounts during the annuity payout period even if the annuity payout plan does not involve a life contingency.

Expense risk arises because we cannot increase the contract administrative charge and this charge may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

•	first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

•	then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts’ payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the surrender charge, discussed in the following paragraphs, will cover sales and distribution expenses.

SURRENDER CHARGE
A surrender charge of 7% applies on each purchase payment you make. We may deduct this surrender charge if you request a surrender within six years of making that purchase payment. We calculate the surrender charge by drawing from your total contract value in the following order:

•	First, we surrender any contract earnings (contract value minus all purchase payments received and not previously surrendered). We do not assess a surrender charge on this amount.

NOTE: We determine contract earnings by looking at the entire contract value, not the earnings of any particular subaccount or fixed account.

•	Next, if necessary, we surrender amounts representing purchase payments six contract years old or more and not previously surrendered. We do not assess a surrender charge on this amount.

•	Finally, if necessary, we surrender amounts representing purchase payments up to six contract years old and not previously surrendered on a first-in, first-out (FIFO) basis. A surrender charge of 7% applies to any amount surrendered from these new purchase payments.

For a partial surrender that is subject to a surrender charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable surrender charge. The surrender charge percentage is applied to this total amount. We pay you the amount you requested.

Example
Assume you requested a surrender of $1,000 and there is a surrender charge of 7%. The total amount actually deducted from your contract is $1,075.27. We determine this amount as follows:

Amount requested 1.00 – withdrawal charge	or	$1,000 .93	=	$1,075.27

By applying the 7% surrender charge to $1,075.27, the surrender charge is $75.27. We pay you the $1,000 you requested. If you make a full surrender of your contract, we also will deduct the applicable contract administrative charge.

Surrender charge under Annuity Payout Plan E — Payouts for a specified period: Under this annuity payout plan, you can choose to take a surrender. The amount that you can surrender is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.05% since the assumed investment rate is 3.5%. The surrender charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate.

Waiver of surrender charge
We do not assess surrender charges for:

•	amounts surrendered after the later of the annuitant attaining age 65 or the tenth contract anniversary;

•	contracts settled using an annuity payout plan, unless Annuity Payout Plan E is later surrendered; and

•	death benefits.

Other information on charges: Ameriprise Financial, Inc. makes certain custodial services available to some profit sharing, money purchase and target benefit plans funded by our annuities. Fees for these services start at $30 per calendar year per participant. Ameriprise Financial, Inc. will charge a termination fee for owners under 59 1/2 (waived in case of death or disability).

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Possible group reductions: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and surrender charges. However, we expect this to occur infrequently.

FUND FEES AND EXPENSES
There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds. (See “Annual Operating Expenses of the Funds.”)

Valuing Your Investment

We value your accounts as follows:

FIXED ACCOUNT
We value the amounts allocated to the fixed account directly in dollars. The fixed account value equals:

•	the sum of your purchase payments and transfer amounts allocated to the fixed account;

•	plus interest credited;

•	minus the sum of amounts surrendered (including any applicable surrender charges) and amounts transferred out; and

•	minus any prorated portion of the contract administrative charge.

SUBACCOUNTS
We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial surrender, transfer amounts out of a subaccount or we assess a contract administrative charge or a surrender charge.

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests.

The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses. Here is how we calculate accumulation unit values:

Number of units: to calculate the number of accumulation units for a particular subaccount we divide your investment by the current accumulation unit value.

Accumulation unit value: the current accumulation unit value for each subaccount equals the last value times the subaccount’s current net investment factor.

We determine the net investment factor by:

•	adding the fund’s current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

•	dividing that sum by the previous adjusted net asset value per share; and

•	subtracting the percentage factor representing the mortality and expense risk fee from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

Factors that affect subaccount accumulation units: accumulation units may change in two ways — in number and in value.

The number of accumulation units you own may fluctuate due to:

•	additional purchase payments you allocate to the subaccounts;

•	transfers into or out of the subaccounts;

•	partial surrenders;

•	surrender charges; and/or

•	deduction of a prorated portion of the contract administrative charge.

Accumulation unit values will fluctuate due to:

•	changes in fund net asset value;

•	fund dividends distributed to the subaccounts;

•	fund capital gains or losses;

•	fund operating expenses; and

•	mortality and expense risk fees.

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Making the Most of Your Contract

AUTOMATED DOLLAR-COST AVERAGING
Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might have a set amount transferred monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the fixed account to one or more subaccounts. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

How dollar-cost averaging works

					Number
			Amount	Accumulation	of units
By investing an equal number of dollars each month ...		Month	invested	unit value	purchased

		Jan	$100	$20	5.00

		Feb	100	18	5.56

you automatically buy		Mar	100	17	5.88
more units when the	(ARROW)	Apr	100	15	6.67

per unit market price is low ...		May	100	16	6.25

		Jun	100	18	5.56

		Jul	100	17	5.88

and fewer units		Aug	100	19	5.26
when the per unit	(ARROW)	Sept	100	21	4.76

market price is high ...		Oct	100	20	5.00

You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your sales representative.

TRANSFERRING AMONG ACCOUNTS
You may transfer contract value from any one subaccount, or the fixed account, to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the fixed account.

When your request to transfer will be processed depends on when we receive it:

•	If we receive your transfer request at our office before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.

•	If we receive your transfer request at our office at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.

There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments.

We may suspend or modify transfer privileges at any time.

For information on transfers after annuity payouts begin, see “Transfer policies” below.

Transfer policies

•	Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the fixed account. However, if you made a transfer from the fixed account to the subaccounts, you may not make a transfer from any subaccount back to the fixed account until the next contract anniversary.

•	You may transfer contract values from the fixed account to the subaccounts once a year during a 31-day transfer period starting on each contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums).

•	If we receive your request in good order within 30 days before the contract anniversary date, the transfer from the fixed account to the subaccounts will be effective on the anniversary.

•	If we receive your request in good order on or within 30 days after the contract anniversary date, the transfer from the fixed account to the subaccounts will be effective on the valuation date we receive it.

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•	We will not accept requests for transfers from the fixed account at any other time.

•	Once annuity payouts begin, you may not make transfers to or from the fixed account, but you may make transfers once per contract year among the subaccounts. During the annuity payout period, you cannot invest in more than five subaccounts at any one time unless we agree otherwise.

MARKET TIMING
Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.

We seek to prevent market timing. Market timing is frequent or short-term trading activity. We do not accommodate short-term trading activities. Do not invest in a contract if you wish to use short-term trading strategies to manage your investment. The market timing policies and procedures described below apply to transfers among the subaccounts within the contract. The underlying funds in which the subaccounts invest have their own market timing policies and procedures. The market timing policies of the underlying funds may be more restrictive than the market timing policies and procedures we apply to transfers among the subaccounts of the contract, and may include redemption fees. We reserve the right to modify our market timing policies and procedures at any time without prior notice to you.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

•	diluting the value of an investment in an underlying fund in which a subaccount invests;

•	increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

•	preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund’s investment objectives.

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Further the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

In order to help protect you and the underlying funds from the potentially harmful effects of market timing activity, we apply the following market timing policy to discourage frequent transfers of contract value among the subaccounts of the variable account:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for the purposes of an asset allocation, dollar-cost averaging or asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer requests, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

•	requiring transfer requests to be submitted in writing only by first-class U.S. mail;

•	not accepting telephone or electronic transfer requests;

•	not accepting transfer requests of an agent acting under power of attorney; or

•	modifying instructions under an automated transfer program to exclude a restricted fund if you do not provide new instructions.

Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.

RIVERSOURCE FLEXIBLE ANNUITY – NEW YORK — PROSPECTUS 19

In addition to the market timing policy described above, which applies to transfers among the subaccounts within your contract, you should carefully review the market timing policies and procedures of the underlying funds. The market timing policies and procedures of the underlying funds may be materially different than those we impose on transfers among the subaccounts within your contract and may include mandatory redemption fees as well as other measures to discourage frequent transfers. As an intermediary for the underlying funds, we are required to assist them in applying their market timing policies and procedures to transactions involving the purchase and exchange of fund shares. This assistance may include but not be limited to providing the underlying fund upon request with your Social Security Number, Taxpayer Identification Number or other United States government-issued identifier and the details of your contract transactions involving the underlying fund. An underlying fund, in its sole discretion, may instruct us at any time to prohibit you from making further transfers of contract value to or from the underlying fund, and we must follow this instruction. We reserve the right to administer and collect on behalf of an underlying fund any redemption fee imposed by an underlying fund. Market timing policies and procedures adopted by underlying funds may affect your investment in the contract in several ways, including but not limited to:

•	Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

•	Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund’s market timing policies and procedures, including instructions we receive from a fund, may require us to reject your transfer request. For example, while we disregard periodic rebalancing for the purposes of any asset allocation, dollar-cost averaging and asset rebalancing programs that may be described in this prospectus, we cannot guarantee that the underlying fund’s market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

•	Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund’s returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

•	Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund’s market timing policies, we cannot guarantee that other intermediaries purchasing that same fund’s shares will do so, and the returns of that fund could be adversely affected as a result.

For more information about the market timing policies and procedures of an underlying fund, the risks that market timing pose to that fund, and to determine whether an underlying fund has adopted a redemption fee, see that fund’s prospectus.

HOW TO REQUEST A TRANSFER OR SURRENDER

 1 By letter

Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or surrender to:

Regular mail:

RiverSource Life Insurance Co. of New York
20 Madison Avenue Extension
P.O. Box 5144
Albany, NY 12205

Express mail:

RiverSource Life Insurance Co. of New York
20 Madison Avenue Extension
Albany, NY 12203

Minimum amount
Transfers or surrenders:  $250 or entire account balance

Maximum amount
Transfers or surrenders:  Contract value or entire account balance

*	Failure to provide your Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.

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 2 By automated transfers and automated partial surrenders

Your sales representative can help you set up automated transfers among your subaccounts or fixed account or partial surrenders from the accounts.

You can start or stop this service by written request or other method acceptable to us. You must allow 30 days for us to change any instructions that are currently in place.

•	Automated transfers from the fixed account to the subaccounts may not exceed an amount that, if continued, would deplete the fixed account within 12 months.

•	Automated surrenders may be restricted by applicable law under some contracts.

•	You may not make additional purchase payments if automated partial surrenders are in effect.

•	Automated partial surrenders may result in income taxes and penalties on all or part of the amount surrendered.

•	The balance in any account from which you make an automated transfer or automated partial surrender must be sufficient to satisfy your instructions. If not, we will suspend your entire automatic arrangement until the balance is adequate.

•	If we must suspend your automated transfer or automated partial surrender arrangement for six months, we reserve the right to discontinue the arrangement in its entirety.

Minimum amount
Transfers or surrenders:  $50

Maximum amount
Transfers or surrenders:  None (except for automated transfers from the fixed account)

 3 By telephone

Call between 8 a.m. and 6 p.m. (Monday-Thursday),
8 a.m. and 4:3 0 p.m. (Friday). All Eastern Times.
1-800-541-2251 (toll free)
(518) 869-8613

Minimum amount
Transfers or surrenders:  $250 or entire contract balance

Maximum amount
Transfers:                Contract value or entire account balance
Surrenders:               $50,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or surrender requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone surrender within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers or surrenders are automatically available. You may request that telephone transfers or surrenders not be authorized from your account by writing to us.

Surrenders

You may surrender all or part of your contract at any time before annuity payouts begin by sending us a written request. We will process your surrender request on the valuation date we receive it. If we receive your surrender request in good order at our office before the close of business, we will process your surrender using the accumulation unit value we calculate on the valuation date we received your surrender request. If we receive your surrender request at our office at or after the close of business, we will process your surrender using the accumulation unit value we calculate on the next valuation date after we received your surrender request. We may ask you to return the contract. You may have to pay a contract administrative charge and surrender charges (see “Charges”) and federal income taxes and penalties. State and local income taxes may also apply (see “Taxes”). You cannot make surrenders after annuity payouts begin except under Plan E (see “The Annuity Payout Period — Annuity Payout Plans”).

RIVERSOURCE FLEXIBLE ANNUITY – NEW YORK — PROSPECTUS 21

Any partial surrenders you take under your contract will reduce your contract value. As a result, the value of your death benefit will also be reduced. In addition, surrenders you are required to take satisfy RMDs under the Code may reduce the value of certain death benefits (see “Taxes — Qualified Annuities — Required Minimum Distributions”).

SURRENDER POLICIES
If you have a balance in more than one account and you request a partial surrender, we will withdraw money from all of your subaccounts and/or the fixed account in the same proportion as your value in each account correlates to the total contract value, unless requested otherwise. The minimum contract value after partial surrender is $600.

RECEIVING PAYMENT

 1 By regular or express mail

•	payable to you;

•	mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

 2 By wire

•	request that payment be wired to your bank;

•	bank account must be in the same ownership as your contract; and

•	pre-authorization required.

NOTE: We will charge you a fee if you request that payment be wired to your bank for surrender payments we send by wire For instructions, please contact your sales representative.

Normally, we will send the payment within seven days after receiving your request in good order. However, we may postpone the payment if:

–	the surrender amount includes a purchase payment check that has not cleared;

–	the NYSE is closed, except for normal holiday and weekend closings;

–	trading on the NYSE is restricted, according to SEC rules;

–	an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

–	the SEC permits us to delay payment for the protection of security holders.

TSA — Special Provisions

PARTICIPANTS IN TAX-SHELTERED ANNUITIES
If the contract is intended to be used in connection with an employer sponsored 403(b) plan, additional rules relating to this contract can be found in the annuity endorsement for tax sheltered 403(b) annuities.

Unless we have made special arrangements with your employer, the contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder, unless we have prior written agreement with the employer. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.

In the event we have a written agreement with your employer to administer the plan pursuant to ERISA, special rules apply as set forth in the TSA endorsement.

The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you. The Code imposes certain restrictions on your right to receive early distributions from a TSA:

•	Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

–	you are at least age 59 1/2;

–	you are disabled as defined in the Code;

–	you severed employment with the employer who purchased the contract;

–	the distribution is because of your death; or

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–	the distribution is due to plan termination; or

–	you are a military reservist.

•	If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

•	Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see “Taxes”).

•	The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract values within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

•	If the contract has a loan provision, the right to receive a loan from your fixed account is described in detail in your contract. You may borrow from the contract value allocated to the fixed account.

Changing Ownership

You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our office. The change will become binding on us when we receive and record it. We will honor any change of ownership request received in good order that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See “Taxes.”)

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.

Benefits in Case of Death

We will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant’s death if you die before the retirement date while this contract is in force. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.

If death occurs before the annuitant’s 75th birthday, the beneficiary receives the greatest of:

•	contract value;

•	contract value as of the most recent sixth contract anniversary, minus any surrenders since that anniversary; or

•	purchase payments minus any surrenders.

If death occurs on or after the annuitant’s 75th birthday, the beneficiary receives the greater of:

•	contract value; or

•	contract value as of the most recent sixth contract anniversary, minus any surrenders since that anniversary.

If you die before your retirement date: When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract’s value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. If requested, we will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

Nonqualified annuities: If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, within 60 days after our death claim requirements are fulfilled, give us written instructions to continue the contract as owner.

If your beneficiary is not your spouse, we will pay the beneficiary in a lump sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

•	the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

•	payouts begin no later than one year after your death, or other date as permitted by the IRS; and

•	the payout period does not extend beyond the beneficiary’s life or life expectancy.

RIVERSOURCE FLEXIBLE ANNUITY – NEW YORK — PROSPECTUS 23

Qualified annuities

•	Spouse beneficiary: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own with the contract value equal to the death benefit that would otherwise have been paid or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout plan, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.

•	Non-spouse beneficiary: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout, or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a lump sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:

•	the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

•	payouts begin no later than one year following the year of your death; and

•	the payout period does not extend beyond the beneficiary’s life or life expectancy.

•	Annuity payout plan: If you elect an annuity payout plan, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.

The Annuity Payout Period

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any surrender charges under the payout plans listed below except under Plan E.

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date. Additionally, we currently allow you to use part of the amount available to purchase payouts, leaving any remaining contract value to accumulate on a tax-deferred basis. During the annuity payout period, you cannot invest in more than five subaccounts at any one time unless we agree otherwise.

Amounts of fixed and variable payouts depend on:

•	the annuity payout plan you select;

•	the annuitant’s age and, in most cases, sex;

•	the annuity table in the contract; and

•	the amounts you allocated to the accounts at settlement.

In addition, for variable payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. (Fixed payouts remain the same from month to month.)

For information with respect to transfers between accounts after annuity payouts begin, see “Making the Most of Your Contract — Transfer policies.”

ANNUITY TABLES
The annuity tables in your contract (Table A and Table B) show the amount of the monthly payment for each $1,000 of contract value according to the age and, when applicable, the sex of the annuitant. (Where required by law, we will use a unisex table of settlement rates.)

Table A shows the amount of the first monthly variable payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 3.5% rate of return, which is reinvested and helps to support future payouts.

Table B shows the minimum amount of each fixed payout. Amounts in Table B are based on the guaranteed annual effective interest rate shown in your contract. We declare current payout rates that we use in determining the actual amount of your fixed payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

ANNUITY PAYOUT PLANS
You may choose any one of these annuity payout plans by giving us written instructions at least 30 days before contract values are used to purchase the payout plan:

•	Plan A — Life annuity — no refund: We make monthly payouts until the annuitant’s death. Payouts end with the last payout before the annuitant’s death. We will not make any further payouts. This means that if the annuitant dies after we have made only one monthly payout, we will not make any more payouts.

 24  RIVERSOURCE FLEXIBLE ANNUITY – NEW YORK — PROSPECTUS

•	Plan B — Life annuity with five, ten or 15 years certain: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant’s death.

•	Plan C — Life annuity — installment refund: We make monthly payouts until the annuitant’s death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

•	Plan D — Joint and last survivor life annuity — no refund: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

•	Plan E — Payouts for a specified period: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. We determine the present value of the remaining annuity payouts which are assumed to remain level at the amount of the payout that would have been made 7 days prior to the date we determine the present value. The discount rate we use in the calculation will be 5.05% (see “Charges — Surrender charge under Annuity Payout Plan E”). You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your surrender to the full discounted value. A 10% IRS penalty tax could apply if you take a withdrawal (see “Taxes”).

Annuity payout plan requirements for qualified annuities: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan that complies with your contract and with applicable law. Your contract describes your payout plan options. The options will generally meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:

•	in equal or substantially equal payments over a period not longer than the life expectancy of the annuitant or over the life expectancy of the annuitant and designated beneficiary; or

•	over a period certain not longer than the life expectancy of the annuitant or over the life expectancy of the annuitant and designated beneficiary.

If we do not receive instructions: You must give us written instructions for the annuity payouts at least 30 days before the annuitant’s retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed. Contract values that you have allocated to the fixed account will provide fixed dollar payouts and contract values that you have allocated among the subaccounts will provide variable annuity payouts.

If monthly payouts would be less than $20: We will calculate the amount of monthly payouts at the time amounts are applied to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum.

Death after annuity payouts begin: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

Taxes

Under current law, your contract has a tax-deferral feature. Generally, this means you do not pay income tax until there is a taxable distribution (or deemed distribution) from the contract. We will send a tax information reporting form for any year in which we made a taxable or reportable distribution according to our records.

NONQUALIFIED ANNUITIES
Generally, only the increase in the value of a non-qualified annuity contract over the investment in the contract is taxable. Certain exceptions apply. Federal tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when distributions are taken from any one of those contracts.

Annuity payouts: Generally, unlike surrenders described below, a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment in the contract and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity — no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract

RIVERSOURCE FLEXIBLE ANNUITY – NEW YORK — PROSPECTUS 25

is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See “The Annuity Payout Period — Annuity Payout Plans.”)

Beginning in 2011, federal tax law permits taxpayers to annuitize a portion of their nonqualified annuity while leaving the remaining balance to continue to grow tax-deferred. Under the new partial annuitization rules, the portion annuitized must be received as an annuity for a period of 10 years or more, or for the lives of one or more individuals. If this requirement is met, the annuitized portion and the tax-deferred balance will generally be treated as two separate contracts for income tax purposes only. If a contract is partially annuitized, the investment in the contract is allocated between the deferred and the annuitized portions on a pro rata basis.

Surrenders: Generally, if you surrender all or part of your nonqualified annuity before your annuity payouts begin, your surrender will be taxed to the extent that the contract value immediately before the surrender exceeds the investment in the contract. Different rules may apply if you exchange another contract into this contract.

You also may have to pay a 10% IRS penalty for surrenders of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.

Withholding: If you receive taxable income as a result of an annuity payout or surrender, we may deduct federal, and in some cases state, withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number and you have a valid U.S. address, you may be able to elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of federal income tax withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as partial or full surrender) we compute federal income tax withholding using 10% of the taxable portion.

The federal income tax withholding requirements differ if we deliver payment outside the United States or you are a non-resident alien.

Some states also may impose income tax withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state income tax withholding from the payment.

Death benefits to beneficiaries: The death benefit under a nonqualified contract is not exempt from estate (federal or state) taxes. In addition, for income tax purposes, any amount your beneficiary receives that exceeds the investment in the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments. (See also “Benefits in Case of Death — If you die before your retirement date”).

Net Investment Income tax (also known as Medicare contribution tax): Effective for taxable years beginning on or after January 1, 2013, certain high-income individuals (as well as estates and trusts) are subject to a new 3.8% net investment income tax (as an addition to income taxes). For individuals, the 3.8% tax applies to the lesser of (1) the amount by which the taxpayer’s modified adjusted gross income exceeds $200,000 ($250,000 for married filing jointly and surviving spouses; $125,000 for married filing separately) or (2) the taxpayer’s “net investment income.” Net investment income includes taxable income from nonqualified annuities. Annuity holders are advised to consult their tax advisor regarding the possible implications of this additional tax.

Annuities owned by corporations, partnerships or irrevocable trusts: For nonqualified annuities, any annual increase in the value of annuities held by such entities (nonnatural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person(s) only, the income may remain tax-deferred until surrendered or paid out.

Penalties: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

•	because of your death or in the event of nonnatural ownership, the death of the annuitant;

•	because you become disabled (as defined in the Code);

•	if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

•	if it is allocable to an investment before Aug. 14, 1982; or

•	if annuity payouts are made under immediate annuities as defined by the Code.

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1035 Exchanges: Section 1035 of the Code permits nontaxable exchanges of certain insurance policies, endowment contracts, annuity contracts and qualified long-term care insurance contracts while providing for continued tax deferral of earnings. In addition, Section 1035 permits the carryover of the investment in the contract from the old policy or contract to the new policy or contract. In a 1035 exchange, one policy or contract is exchanged for another policy or contract. The following are nontaxable exchanges: (1) the exchange of a life insurance policy for another life insurance policy or for an endowment, annuity or qualified long-term care insurance contract, (2) the exchange of an endowment contract for an annuity or qualified long-term care insurance contract, or for an endowment contract under which payments will begin no later than payments would have begun under the contract exchanged, (3) the exchange of an annuity contract for another annuity contract or for a qualified long-term care insurance contract and (4) the exchange of a qualified long-term care insurance contract for a qualified long-term care insurance contract. However, if the life insurance policy has an outstanding loan, there may be tax consequences. Additionally, other tax rules apply. Depending on the issue date of your original policy or contract, there may be tax or other benefits that are given up to gain the benefits of the new policy or contract. Consider whether the features and benefits of the new policy or contract outweigh any tax or other benefits of the old contract.

For a partial exchange of an annuity contract for another annuity contract, the 1035 exchange is generally tax-free. The investment in the original contract and the earnings on the contract will be allocated proportionately between the original and new contracts. However, per IRS Revenue Procedure 2011-38, if surrenders are taken from either contract within the 180-day period following an exchange, the IRS will apply general tax principles to determine the appropriate tax treatment of the exchange and subsequent surrender. As a result, there may be unexpected tax consequences. You should consult your tax advisor before taking any surrender from either contract during the 180-day period following a partial exchange. Different IRS limitations on surrenders apply to partial exchanges completed prior to October 24, 2011.

Transfer of ownership: Generally, if you transfer ownership of a nonqualified annuity without receiving adequate consideration, the transfer may be taxed as a surrender for federal income tax purposes. If the transfer is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner’s investment in the contract will be equal to the investment in the contract at the time of the transfer plus any earnings included in the original owner’s taxable income as a result of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Similar rules apply if you transfer ownership for full consideration. Please consult your tax advisor for further details.

Assignment: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed as a deemed distribution and you may have to pay a 10% IRS penalty.

QUALIFIED ANNUITIES
Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan’s Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.

When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.

Annuity payouts: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

Annuity payouts from Roth IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

Surrenders: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire surrender will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

Surrenders from Roth IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

Required Minimum Distributions: Retirement plans (except for Roth IRAs) are subject to required surrenders called required minimum distributions (“RMDs”) beginning at age 70 1/2. RMDs are based on the fair market value of your contract at year-end divided by the life expectancy factor. Certain death benefits may be considered in determining the fair market value of your contract for RMD purposes. This may cause your RMD to be higher. Inherited IRAs (including inherited Roth IRAs)

RIVERSOURCE FLEXIBLE ANNUITY – NEW YORK — PROSPECTUS 27

are subject to special RMD rules. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.

Withholding for IRAs, Roth IRAs, SEPs and SIMPLE IRAs: If you receive taxable income as a result of an annuity payout or a surrender, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of federal income tax withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full surrender) we compute federal income tax withholding using 10% of the taxable portion.

The federal income tax withholding requirements differ if we deliver payment outside the United States or you are a non-resident alien.

Some states also may impose income tax withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state income tax withholding from the payment.

Withholding for all other qualified annuities: If you receive directly all or part of the contract value from a qualified annuity, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan.

In the below situations, the distribution is subject to an optional 10% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.

•	the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;

•	the payout is a RMD as defined under the Code;

•	the payout is made on account of an eligible hardship; or

•	the payout is a corrective distribution.

Payments made to a surviving spouse instead of being directly rolled over to an IRA are subject to mandatory 20% income tax withholding.

State withholding also may be imposed on taxable distributions.

Penalties: If you receive amounts from your qualified contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty generally will not apply to any amount received:

•	because of your death;

•	because you become disabled (as defined in the Code);

•	if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

•	if the distribution is made following severance from employment during the calendar year in which you attain age 55 (TSAs and annuities funding 401(a) plans only);

•	to pay certain medical or education expenses (IRAs only); or

•	if the distribution is made from an inherited IRA.

Death benefits to beneficiaries: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met.

 28  RIVERSOURCE FLEXIBLE ANNUITY – NEW YORK — PROSPECTUS

Change of retirement plan type: IRS regulations allow for rollovers of certain retirement plan distributions. In some circumstances, you may be able to have an intra-contract rollover, keeping the same features and conditions. If the annuity contract you have does not support an intra-contract rollover, you are able to request an IRS approved rollover to another annuity contract or other investment product that you choose. If you choose another annuity contract or investment product, you will be subject to new rules, including a new surrender charge schedule for an annuity contract, or other product rules as applicable.

Assignment: You may not assign or pledge your qualified contract as collateral for a loan.

OTHER
Important: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.

RiverSource Life of NY’s tax status: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount’s value. This investment income, including realized capital gains, is not subject to any withholding for federal or state income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities or in our tax status as we then understand it.

Tax qualification: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

Voting Rights

As a contract owner with investments in the subaccounts you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes is determined by applying the percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes is equal to:

•	the reserve held in each account for your contract; divided by

•	the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the annuity decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of these meetings, proxy materials and a statement of the number of votes to which the voter is entitled.

We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

Substitution of Investments

We may substitute the funds in which the subaccounts invest if:

•	laws or regulations change;

•	the existing funds become unavailable; or

•	in our judgment, the funds no longer are suitable (or no longer the most suitable) for the subaccounts.

If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

RIVERSOURCE FLEXIBLE ANNUITY – NEW YORK — PROSPECTUS 29

We may also:

•	add new subaccounts;

•	combine any two or more subaccounts;

•	transfer assets to and from the subaccounts or the variable account; and

•	eliminate or close any subaccounts.

We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the RiverSource Variable Portfolio – Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see “Transferring Between Accounts” above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.

About the Service Providers

PRINCIPAL UNDERWRITER
RiverSource Distributors, Inc. (“RiverSource Distributors”), our affiliate, serves as the principal underwriter of the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

Although we no longer offer the contract for sale, you may continue to make purchase payments if permitted under the terms of your contract. We pay commissions to an affiliated selling firm of up to 5.50% of purchase payments on the contract as well as service/trail commissions of up to 0.175% based on annual total contract value for as long as the contract remains in effect. We also may pay a temporary additional sales commission of up to 1.00% of purchase payments for a period of time we select. These commissions do not change depending on which subaccounts you choose to allocate your purchase payments.

From time to time and in accordance with applicable laws and regulations, we may also pay or provide the selling firm with various cash and non-cash promotional incentives including, but not limited to bonuses, short-term sales incentive payments, marketing allowances, costs associated with sales conferences and educational seminars and sales recognition awards.

A portion of the payments made to the selling firm may be passed on to its sales representatives in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your contract.

We pay the commissions and other compensation described above from our assets. Our assets may include:

•	revenues we receive from fees and expenses that you will pay when buying, owning and making a surrender from the contract (see “Expense Summary”);

•	compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see “The Variable Account and the Funds — the funds”);

•	compensation we or an affiliate receive from a fund’s investment adviser, subadviser, distributor or an affiliate of any of these (see “The Variable Account and the Funds — The funds”); and

•	revenues we receive from other contracts and policies we sell that are not securities and other businesses we conduct.

You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part of all of the commissions and other compensation described above indirectly through:

•	fees and expenses we collect from contract owners, including surrender charges; and

•	fees and expenses charged by the underlying funds in which the subaccounts you select invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.

ISSUER
We issue the contracts. We are a stock life insurance company organized in 1972 under the laws of the state of New York and are located at 20 Madison Avenue Extension, Albany, New York 12203. Our mailing address is P.O. Box 5144, Albany, New York 12205. We are a wholly-owned subsidiary of RiverSource Life Insurance Company, which is a wholly-owned subsidiary of Ameriprise Financial, Inc.

 30  RIVERSOURCE FLEXIBLE ANNUITY – NEW YORK — PROSPECTUS

We conduct a conventional life insurance business. Our primary products currently include fixed and variable annuity contracts and life insurance policies.

LEGAL PROCEEDINGS
Life insurance companies have been the subject of increasing regulatory, legislative and judicial scrutiny. Numerous state and federal regulatory agencies have commenced examinations and other inquiries of insurance companies regarding sales and marketing practices (including sales to older consumers and disclosure practices), claims handling, and unclaimed property and escheatment practices and procedures.

RiverSource Life of NY is involved in the normal course of business in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life of NY believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material adverse impact on results of operations in any particular reporting period as the proceedings are resolved.

Table of Contents of the Statement of Additional Information

Calculating Annuity Payouts	p. 3

Rating Agencies	p. 4

Revenues Received During Calendar Year 2012	p. 4

Principal Underwriter	p. 5

Independent Registered Public Accounting Firms	p. 5

Financial Statements

RIVERSOURCE FLEXIBLE ANNUITY – NEW YORK — PROSPECTUS 31

RiverSource Life Insurance Co. of New York
20 Madison Ave. Extension
Albany, NY 12203
1-800-541-2251

RiverSource Distributors, Inc. (Distributor), Member FINRA. Insurance and annuity products are issued by
RiverSource Life Insurance Co. of New York, Albany, New York. Both companies are affiliated with Ameriprise Financial Services, Inc.
Only RiverSource Life Insurance Co. of New York is authorized to sell insurance and annuities in New York.

© 2008-2013 RiverSource Life Insurance Company. All rights reserved.
S-6175 AF (4/13)

PART B

STATEMENT OF ADDITIONAL INFORMATION
FOR

RIVERSOURCE® FLEXIBLE ANNUITY

RIVERSOURCE OF NEW YORK ACCOUNT 4

April 29, 2013

RiverSource of New York Account 4 is a separate account established and maintained by RiverSource Life Insurance Co. of New York (RiverSource Life of NY).

This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus dated the same date as this SAI, which may be obtained from your sales representative, or by writing or calling us at the address and telephone number below.

RiverSource Life Insurance Co. of New York
20 Madison Avenue Extension
P.O. Box 5144
Albany, NY 12203
1-800-541-2251

S-6336 N (4/13)

Calculating Annuity Payouts	p. 3
Rating Agencies	p. 4
Revenues Received During Calendar Year 2012	p. 4
Principal Underwriter	p. 5
Independent Registered Public Accounting Firms	p. 5
Financial Statements

 2  ■  RIVERSOURCE OF NEW YORK ACCOUNT 4

Calculating Annuity Payouts

THE VARIABLE ACCOUNTS
We do the following calculations separately for each of the variable accounts. The separate monthly payouts, added together, make up your total variable annuity payout.

Initial Payout: To compute your first monthly payment, we:

•	determine the dollar value of your contract on the valuation date; then

•	apply the result to the annuity table contained in the contract or another table at least as favorable.

The annuity table shows the amount of the first monthly payment for each $1,000 of value which depends on factors built into the table, as described below.

Annuity Units: We then convert the value of each variable account to annuity units. To compute the number of units credited to you, we divide the first monthly payment by the annuity unit value (see below) on the valuation date. The number of units in your variable account is fixed. The value of units fluctuates with the performance of the underlying fund.

Subsequent Payouts: To compute later payouts, we multiply:

•	the annuity unit value on the valuation date; by

•	the fixed number of annuity units credited to you.

Annuity Unit Values: We originally set this value at $1 for each variable account. To calculate later values we multiply the last annuity value by the product of:

•	the net investment factor; and

•	the neutralizing factor.

The purpose of the neutralizing factor is to offset the effect of the assumed investment rate built into the annuity table. With an assumed investment rate of 3.5%, the neutralizing factor is 0.999906 for a one day valuation period.

Net Investment Factor: We determine the net investment factor by:

•	adding the fund’s current net asset value per share plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

•	dividing that sum by the previous adjusted net asset value per share; and

•	subtracting the percentage factor representing the mortality and expense risk fee from the result.

Because the net asset value of the fund may fluctuate, the net investment factor may be greater or less than one, and the annuity unit value may increase or decrease. You bear this investment risk in a variable account.

THE FIXED ACCOUNT
We guarantee your fixed annuity payout amounts. Once calculated, your payout will remain the same and never change. To calculate your annuity payouts we:

•	take the value of your fixed account at the retirement date or the date you selected to begin receiving your annuity payouts; then

•	using an annuity table, we apply the value according to the annuity payout plan you select.

The annuity payout table we use will be the one in effect at the time you choose to begin your annuity payouts. The values in the table will be equal to or greater than the table in your contract.

RIVERSOURCE OF NEW YORK ACCOUNT 4  ■  3

Rating Agencies

Generally, RiverSource Life of NY does not receive individual ratings from rating agencies but receives the same ratings as its parent, RiverSource Life Insurance Company. Rating agencies evaluate the financial soundness and claims-paying ability of insurance companies based on a number of different factors. The ratings reflect each agency’s estimation of our ability to meet our contractual obligations such as making annuity payouts and paying death benefits and other distributions. As such, the ratings relate to our fixed account and not to the variable accounts. This information generally does not relate to the management or performance of the variable accounts.

For detailed information on the agency ratings given to RiverSource Life of NY, see “Debt & Ratings Information” under “Investors Relations” on our website at ameriprise.com or contact your sales representative. You also may view our current ratings by visiting the agency websites directly at:

A.M. Best	www.ambest.com
Moody’s	www.moodys.com/insurance
Standard & Poor’s	www.standardandpoors.com

A.M. Best — Rates insurance companies for their financial strength.

Moody’s — Rates insurance companies for their financial strength.

Standard & Poor’s — Rates insurance companies for their financial strength.

Revenues Received During Calendar Year 2012

The following table shows the funds ranked according to highest to lowest total dollar amounts the funds and their affiliates paid to RiverSource Life Insurance Company and its affiliates* in 2012. Some of these funds may not be available under your contract or policy. Please see your contract or policy prospectus regarding the investment options available to you.

Affiliated Funds**	$407,314,788
Fidelity® Variable Insurance Products	$9,239,062
Oppenheimer Variable Account Funds	$6,775,356
Invesco Variable Insurance Funds/Invesco Van Kampen Variable Insurance Funds	$5,524,654
Franklin® Templeton® Variable Insurance Products Trust	$3,190,143
AllianceBernstein Variable Products Series Fund, Inc.	$3,007,278
American Century® Variable Portfolios, Inc.	$2,926,764
MFS® Variable Insurance TrustSM	$2,535,757
Goldman Sachs Variable Insurance Trust	$2,406,627
Wells Fargo Advantage Variable Trust Funds	$1,991,995
PIMCO Variable Insurance Trust	$1,635,110
Janus Aspen Series	$1,457,904
Eaton Vance Variable Trust	$1,301,112
Putnam Variable Trust	$889,568
Morgan Stanley UIF	$854,978
Credit Suisse Trust	$502,578
Royce Capital Fund	$230,656
Third Avenue Variable Series Trust	$168,273
Neuberger Berman Advisers Management Trust	$100,226
Calvert Variable Series, Inc.	$93,078
Dreyfus Investment Portfolios/Dreyfus Variable Investment Fund	$90,440
Legg Mason Partners Variable Trusts	$46,157
BlackRock Variable Series Funds, Inc.	$12,979
DWS Variable Series II	$4,988
Lincoln Variable Insurance Products Trust	$1,983
Lazard Retirement Series, Inc.	$1,389
J.P. Morgan Series Trust II	$1,213

*	RiverSource Life Insurance Co. of New York and RiverSource Distributors, Inc. are affiliates of RiverSource Life Insurance Company.

**	Affiliated Funds include funds offered under: Columbia Funds Variable Insurance Trust, Columbia Funds Variable Insurance Trust I, Columbia Funds Variable Series Trust II and Wanger Advisors Trust.

 4  ■  RIVERSOURCE OF NEW YORK ACCOUNT 4

Principal Underwriter

RiverSource Distributors, Inc. (RiverSource Distributors), our affiliate, serves as principal underwriter for the contracts, which are offered on a continuous basis. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is registered with the Securities and Exchange Commission under the Securities Act of 1934 as a broker dealer and is a member of the Financial Industry Regulatory Authority (FINRA). The contracts are offered to the public through certain securities broker-dealers that have entered into sales agreements with RiverSource Life and RiverSource Distributors and whose personnel are legally authorized to sell annuity and life insurance products. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

The aggregate dollar amount of underwriting commissions paid to RiverSource Distributors by RiverSource Life of NY for the variable accounts in 2012 was $24,714,946, in 2011 was $26,901,811 and in 2010 was $22,718,221. RiverSource Distributors retained no underwriting commissions from the sale of the contracts.

Independent Registered Public Accounting Firms

The financial statements of RiverSource Life Insurance Co. of New York as of December 31, 2012 and December 31, 2011 and for each of the two periods then ended and the financial statements of each of the divisions of RiverSource of New York Account 4 as of December 31, 2012 and for the period then ended and the statement of changes in net assets for the period ended December 31, 2011 included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP’s principal business address is 225 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402.

The statements of income, comprehensive income, cash flows and shareholder’s equity of RiverSource Life Insurance Co. of New York for the year ended December 31, 2010, included in this Statement of Additional Information have been included in reliance on the report of Ernst & Young LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

RIVERSOURCE OF NEW YORK ACCOUNT 4  ■  5

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
TO THE BOARD OF DIRECTORS OF

RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the divisions of RiverSource of New York Account 4 (the Account) sponsored by RiverSource Life Insurance Co. of New York, referred to in Note 1, at December 31, 2012, the results of their operations for the period then ended, and the changes in their net assets for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of RiverSource Life Insurance Co. of New York; our responsibility is to express an opinion on these financial statements based on our audits. The financial statements of the divisions of the Account, including the financial highlights which appear in the footnotes, for the periods ended December 31, 2010 and prior were audited by another independent registered public accounting firm whose report dated April 22, 2011 expressed an unqualified opinion. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the affiliated and unaffiliated mutual fund managers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
April 22, 2013

 6  ■  RIVERSOURCE OF NEW YORK ACCOUNT 4

Statements of Assets and Liabilities

	AB VPS	Col VP	Col VP	Col VP	Col VP
	Gro & Inc,	Bal,	Cash Mgmt,	Div Bond,	Divd Opp,
Dec. 31, 2012	Cl B	Cl 3	Cl 3	Cl 3	Cl 3

Assets

Investments, at fair value(1),(2)	$2,423,794	$29,483,470	$1,570,873	$15,814,914	$8,044,737
Dividends receivable	—	—	1	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	2,368	—	—	—	—

Total assets	2,426,162	29,483,470	1,570,874	15,814,914	8,044,737

Liabilities

Payable to RiverSource Life of NY for:
Mortality and expense risk fee	2,145	25,100	1,338	13,378	6,930
Contract terminations	223	567	26	34,402	7,830
Payable for investments purchased	—	—	—	—	—

Total liabilities	2,368	25,667	1,364	47,780	14,760

Net assets applicable to contracts in accumulation period	2,391,968	28,358,969	1,423,268	15,600,041	7,975,865
Net assets applicable to contracts in payment period	31,826	1,098,834	146,242	167,093	54,112

Total net assets	$2,423,794	$29,457,803	$1,569,510	$15,767,134	$8,029,977

(1) Investment shares	117,318	1,822,217	1,570,873	1,403,275	564,147
(2) Investments, at cost	$2,375,082	$27,079,546	$1,570,466	$15,184,738	$6,895,636

	Col VP	Col VP	Col VP	Col VP	Col VP
	Global Bond,	Hi Yield Bond,	Intl Opp,	Lg Cap Gro,	Lg Core Quan,
Dec. 31, 2012 (continued)	Cl 3	Cl 3	Cl 3	Cl 3	Cl 3

Assets

Investments, at fair value(1),(2)	$2,251,750	$4,245,432	$12,193,888	$1,331,559	$29,565,750
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	78	—
Receivable for share redemptions	—	—	—	—	—

Total assets	2,251,750	4,245,432	12,193,888	1,331,637	29,565,750

Liabilities

Payable to RiverSource Life of NY for:
Mortality and expense risk fee	1,915	3,576	10,404	1,130	25,280
Contract terminations	1,434	11,608	436	—	2,387
Payable for investments purchased	—	—	—	—	—

Total liabilities	3,349	15,184	10,840	1,130	27,667

Net assets applicable to contracts in accumulation period	2,204,176	4,096,274	11,969,905	1,320,399	28,864,188
Net assets applicable to contracts in payment period	44,225	133,974	213,143	10,108	673,895

Total net assets	$2,248,401	$4,230,248	$12,183,048	$1,330,507	$29,538,083

(1) Investment shares	184,419	588,826	1,008,593	167,914	1,277,138
(2) Investments, at cost	$2,063,548	$4,064,852	$12,272,074	$1,074,799	$30,419,106

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 4  ■  7

Statements of Assets and Liabilities

	Col VP
	Mid Cap	WF Adv VT
	Gro Opp,	Sm Cap Gro,
Dec. 31, 2012 (continued)	Cl 3	Cl 2

Assets

Investments, at fair value(1),(2)	$11,463,601	$2,048,483
Dividends receivable	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	1,204	102
Receivable for share redemptions	—	1,740

Total assets	11,464,805	2,050,325

Liabilities

Payable to RiverSource Life of NY for:
Mortality and expense risk fee	9,750	1,740
Contract terminations	—	—
Payable for investments purchased	—	102

Total liabilities	9,750	1,842

Net assets applicable to contracts in accumulation period	11,259,165	2,009,778
Net assets applicable to contracts in payment period	195,890	38,705

Total net assets	$11,455,055	$2,048,483

(1) Investment shares	834,931	259,960
(2) Investments, at cost	$9,878,294	$1,830,997

See accompanying notes to financial statements.

 8  ■  RIVERSOURCE OF NEW YORK ACCOUNT 4

Statements of Operations

	AB VPS	Col VP	Col VP	Col VP	Col VP
	Gro & Inc,	Bal,	Cash Mgmt,	Div Bond,	Divd Opp,
Year ended Dec. 31, 2012	Cl B	Cl 3	Cl 3	Cl 3	Cl 3

Investment income

Dividend income	$ 35,221	$ —	$ 172	$ 622,771	$ —
Variable account expenses	26,849	304,710	17,211	160,917	88,085

Investment income (loss) — net	8,372	(304,710)	(17,039)	461,854	(88,085)

Realized and unrealized gain (loss) on investments — net

Realized gain (loss) on sales of investments:
Proceeds from sales	800,795	4,599,093	576,376	2,052,957	2,249,693
Cost of investments sold	818,135	4,438,251	576,217	1,974,739	1,999,219

Net realized gain (loss) on sales of investments	(17,340)	160,842	159	78,218	250,474
Distributions from capital gains	—	—	—	415,305	—
Net change in unrealized appreciation or depreciation of investments	414,083	3,871,961	(159)	52,245	926,746

Net gain (loss) on investments	396,743	4,032,803	—	545,768	1,177,220

Net increase (decrease) in net assets resulting from operations	$405,115	$3,728,093	$(17,039)	$1,007,622	$1,089,135

	Col VP	Col VP	Col VP	Col VP	Col VP
	Global Bond,	Hi Yield Bond,	Intl Opp,	Lg Cap Gro,	Lg Core Quan,
Year ended Dec. 31, 2012 (continued)	Cl 3	Cl 3	Cl 3	Cl 3	Cl 3

Investment income

Dividend income	$ 60,244	$307,448	$ 190,189	$ —	$ —
Variable account expenses	23,156	41,334	124,006	14,041	311,675

Investment income (loss) — net	37,088	266,114	66,183	(14,041)	(311,675)

Realized and unrealized gain (loss) on investments — net

Realized gain (loss) on sales of investments:
Proceeds from sales	407,408	640,283	2,438,625	331,674	5,061,044
Cost of investments sold	378,111	633,937	2,638,587	282,713	5,350,302

Net realized gain (loss) on sales of investments	29,297	6,346	(199,962)	48,961	(289,258)
Distributions from capital gains	12,213	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	41,264	285,146	2,026,014	205,759	4,346,496

Net gain (loss) on investments	82,774	291,492	1,826,052	254,720	4,057,238

Net increase (decrease) in net assets resulting from operations	$119,862	$557,606	$1,892,235	$240,679	$3,745,563

				Col VP
				Mid Cap	WF Adv VT
				Gro Opp,	Sm Cap Gro,
Year ended Dec. 31, 2012 (continued)				Cl 3	Cl 2

Investment income

Dividend income				$ —	$ —
Variable account expenses				122,170	23,776

Investment income (loss) — net				(122,170)	(23,776)

Realized and unrealized gain (loss) on investments — net

Realized gain (loss) on sales of investments:
Proceeds from sales				1,949,913	663,623
Cost of investments sold				1,704,200	569,168

Net realized gain (loss) on sales of investments				245,713	94,455
Distributions from capital gains				—	109,954
Net change in unrealized appreciation or depreciation of investments				1,076,487	(9,020)

Net gain (loss) on investments				1,322,200	195,389

Net increase (decrease) in net assets resulting from operations				$1,200,030	$171,613

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 4  ■  9

Statements of Changes in Net Assets

	AB VPS	Col VP	Col VP	Col VP	Col VP
	Gro & Inc,	Bal,	Cash Mgmt,	Div Bond,	Divd Opp,
Year ended Dec. 31, 2012	Cl B	Cl 3	Cl 3	Cl 3	Cl 3

Operations

Investment income (loss) — net	$8,372	$(304,710)	$(17,039)	$461,854	$(88,085)
Net realized gain (loss) on sales of investments	(17,340)	160,842	159	78,218	250,474
Distributions from capital gains	—	—	—	415,305	—
Net change in unrealized appreciation or depreciation of investments	414,083	3,871,961	(159)	52,245	926,746

Net increase (decrease) in net assets resulting from operations	405,115	3,728,093	(17,039)	1,007,622	1,089,135

Contract transactions

Contract purchase payments	40,538	132,998	57,877	79,558	105,098
Net transfers(1)	(270,096)	(848,426)	156,265	493,878	(999,020)
Transfers for policy loans	4,192	34,598	8,088	37,072	28,471
Adjustments to net assets allocated to contracts in payment period	(12,574)	(126,242)	(4,682)	(18,039)	(13,360)
Contract charges	(1,918)	(25,128)	(1,542)	(11,317)	(6,076)
Contract terminations:
Surrender benefits	(336,261)	(2,777,985)	(292,272)	(1,491,517)	(962,558)
Death benefits	(117,693)	(439,946)	(89,696)	(285,434)	(166,332)

Increase (decrease) from contract transactions	(693,812)	(4,050,131)	(165,962)	(1,195,799)	(2,013,777)

Net assets at beginning of year	2,712,491	29,779,841	1,752,511	15,955,311	8,954,619

Net assets at end of year	$2,423,794	$29,457,803	$1,569,510	$15,767,134	$8,029,977

Accumulation unit activity

Units outstanding at beginning of year	2,555,482	5,809,019	594,296	2,411,377	6,191,189
Contract purchase payments	35,246	24,929	21,512	11,715	67,559
Net transfers(1)	(233,098)	(159,979)	58,073	72,286	(636,290)
Transfers for policy loans	3,725	6,577	3,008	5,554	18,280
Contract charges	(1,676)	(4,737)	(575)	(1,674)	(3,904)
Contract terminations:
Surrender benefits	(290,740)	(517,401)	(109,011)	(219,517)	(604,250)
Death benefits	(99,302)	(83,318)	(33,395)	(41,470)	(112,959)

Units outstanding at end of year	1,969,637	5,075,090	533,908	2,238,271	4,919,625

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

 10  ■  RIVERSOURCE OF NEW YORK ACCOUNT 4

Statements of Changes in Net Assets

	Col VP	Col VP	Col VP	Col VP	Col VP
	Global Bond,	Hi Yield Bond,	Intl Opp,	Lg Cap Gro,	Lg Core Quan,
Year ended Dec. 31, 2012 (continued)	Cl 3	Cl 3	Cl 3	Cl 3	Cl 3

Operations

Investment income (loss) — net	$37,088	$266,114	$66,183	$(14,041)	$(311,675)
Net realized gain (loss) on sales of investments	29,297	6,346	(199,962)	48,961	(289,258)
Distributions from capital gains	12,213	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	41,264	285,146	2,026,014	205,759	4,346,496

Net increase (decrease) in net assets resulting from operations	119,862	557,606	1,892,235	240,679	3,745,563

Contract transactions

Contract purchase payments	18,689	54,317	158,406	31,323	336,285
Net transfers(1)	(23,111)	171,761	(875,398)	(92,620)	(1,136,709)
Transfers for policy loans	3,676	9,313	23,295	1,436	83,652
Adjustments to net assets allocated to contracts in payment period	(6,752)	(17,546)	(29,843)	(746)	(90,026)
Contract charges	(1,536)	(2,484)	(11,039)	(945)	(30,267)
Contract terminations:
Surrender benefits	(196,765)	(395,015)	(1,283,316)	(178,543)	(2,986,175)
Death benefits	(29,568)	(59,718)	(195,212)	(20,486)	(470,272)

Increase (decrease) from contract transactions	(235,367)	(239,372)	(2,213,107)	(260,581)	(4,293,512)

Net assets at beginning of year	2,363,906	3,912,014	12,503,920	1,350,409	30,086,032

Net assets at end of year	$2,248,401	$4,230,248	$12,183,048	$1,330,507	$29,538,083

Accumulation unit activity

Units outstanding at beginning of year	1,156,379	1,796,844	6,935,793	1,766,370	4,788,424
Contract purchase payments	9,112	24,160	83,710	36,071	50,675
Net transfers(1)	(11,240)	74,952	(463,573)	(107,867)	(168,368)
Transfers for policy loans	1,924	4,142	12,285	1,757	12,675
Contract charges	(747)	(1,096)	(5,810)	(1,092)	(4,539)
Contract terminations:
Surrender benefits	(96,067)	(166,472)	(662,885)	(191,221)	(439,607)
Death benefits	(14,126)	(32,803)	(104,424)	(42,164)	(70,302)

Units outstanding at end of year	1,045,235	1,699,727	5,795,096	1,461,854	4,168,958

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 4  ■  11

Statements of Changes in Net Assets

	Col VP
	Mid Cap	WF Adv VT
	Gro Opp,	Sm Cap Gro,
Year ended Dec. 31, 2012 (continued)	Cl 3	Cl 2

Operations

Investment income (loss) — net	$(122,170)	$(23,776)
Net realized gain (loss) on sales of investments	245,713	94,455
Distributions from capital gains	—	109,954
Net change in unrealized appreciation or depreciation of investments	1,076,487	(9,020)

Net increase (decrease) in net assets resulting from operations	1,200,030	171,613

Contract transactions

Contract purchase payments	131,907	42,220
Net transfers(1)	(534,054)	(232,521)
Transfers for policy loans	50,901	6,649
Adjustments to net assets allocated to contracts in payment period	(30,733)	(4,760)
Contract charges	(11,542)	(1,576)
Contract terminations:
Surrender benefits	(1,202,254)	(324,971)
Death benefits	(108,373)	(45,914)

Increase (decrease) from contract transactions	(1,704,148)	(560,873)

Net assets at beginning of year	11,959,173	2,437,743

Net assets at end of year	$11,455,055	$2,048,483

Accumulation unit activity

Units outstanding at beginning of year	9,433,873	1,757,378
Contract purchase payments	97,431	28,712
Net transfers(1)	(395,259)	(159,080)
Transfers for policy loans	38,119	4,632
Contract charges	(8,542)	(1,069)
Contract terminations:
Surrender benefits	(878,046)	(217,556)
Death benefits	(83,717)	(33,318)

Units outstanding at end of year	8,203,859	1,379,699

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

 12  ■  RIVERSOURCE OF NEW YORK ACCOUNT 4

Statements of Changes in Net Assets

	AB VPS	Col VP	Col VP	Col VP	Col VP
	Gro & Inc,	Bal,	Cash Mgmt,	Div Bond,	Divd Opp,
Year ended Dec. 31, 2011	Cl B	Cl 3	Cl 3	Cl 3	Cl 3

Operations

Investment income (loss) — net	$2,632	$(321,954)	$(20,691)	$582,949	$(105,022)
Net realized gain (loss) on sales of investments	(127,572)	(241,572)	409	74,523	146,119
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	290,459	1,036,322	(409)	244,748	(643,984)

Net increase (decrease) in net assets resulting from operations	165,519	472,796	(20,691)	902,220	(602,887)

Contract transactions

Contract purchase payments	36,422	193,128	28,166	91,456	146,497
Net transfers(1)	(146,038)	(547,180)	(170,133)	270,142	(406,825)
Transfers for policy loans	3,472	36,921	15,987	19,710	17,255
Adjustments to net assets allocated to contracts in payment period	(11,782)	(128,499)	(4,966)	(21,162)	(16,296)
Contract charges	(2,218)	(27,513)	(1,723)	(12,152)	(7,420)
Contract terminations:
Surrender benefits	(558,905)	(2,951,726)	(572,282)	(2,242,404)	(1,544,341)
Death benefits	(26,863)	(702,865)	(26,626)	(178,230)	(115,216)

Increase (decrease) from contract transactions	(705,912)	(4,127,734)	(731,577)	(2,072,640)	(1,926,346)

Net assets at beginning of year	3,252,884	33,434,779	2,504,779	17,125,731	11,483,852

Net assets at end of year	$2,712,491	$29,779,841	$1,752,511	$15,955,311	$8,954,619

Accumulation unit activity

Units outstanding at beginning of year	3,216,503	6,616,072	862,668	2,734,154	7,464,995
Contract purchase payments	35,406	39,032	10,430	14,421	98,296
Net transfers(1)	(138,293)	(112,034)	(62,903)	41,072	(275,486)
Transfers for policy loans	3,310	7,482	5,896	3,103	11,385
Contract charges	(2,159)	(5,598)	(637)	(1,914)	(4,978)
Contract terminations:
Surrender benefits	(532,390)	(595,193)	(211,338)	(351,504)	(1,025,672)
Death benefits	(26,895)	(140,742)	(9,820)	(27,955)	(77,351)

Units outstanding at end of year	2,555,482	5,809,019	594,296	2,411,377	6,191,189

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 4  ■  13

Statements of Changes in Net Assets

	Col VP	Col VP	Col VP	Col VP	Col VP
	Global Bond,	Hi Yield Bond,	Intl Opp,	Lg Cap Gro,	Lg Core Quan,
Year ended Dec. 31, 2011 (continued)	Cl 3	Cl 3	Cl 3	Cl 3	Cl 3

Operations

Investment income (loss) — net	$48,282	$296,526	$49,633	$(16,927)	$(323,886)
Net realized gain (loss) on sales of investments	59,349	(1,090)	(109,621)	56,237	(919,749)
Distributions from capital gains	13,036	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(20,472)	(99,944)	(1,929,551)	(90,215)	2,595,640

Net increase (decrease) in net assets resulting from operations	100,195	195,492	(1,989,539)	(50,905)	1,352,005

Contract transactions

Contract purchase payments	7,309	34,780	158,862	30,446	380,614
Net transfers(1)	1,226	(72,244)	(542,195)	(146,504)	(1,024,595)
Transfers for policy loans	4,648	4,604	20,926	1,235	70,635
Adjustments to net assets allocated to contracts in payment period	(6,983)	(17,496)	(34,998)	(726)	(90,106)
Contract charges	(1,870)	(2,708)	(13,556)	(1,146)	(33,097)
Contract terminations:
Surrender benefits	(574,889)	(699,341)	(1,606,796)	(397,856)	(3,276,060)
Death benefits	(26,745)	(38,873)	(217,875)	(5,894)	(399,438)

Increase (decrease) from contract transactions	(597,304)	(791,278)	(2,235,632)	(520,445)	(4,372,047)

Net assets at beginning of year	2,861,015	4,507,800	16,729,091	1,921,759	33,106,074

Net assets at end of year	$2,363,906	$3,912,014	$12,503,920	$1,350,409	$30,086,032

Accumulation unit activity

Units outstanding at beginning of year	1,454,625	2,170,868	8,048,463	2,411,896	5,491,197
Contract purchase payments	3,699	16,822	80,660	38,261	61,773
Net transfers(1)	522	(35,187)	(282,007)	(192,678)	(169,576)
Transfers for policy loans	2,351	2,272	10,729	1,556	11,651
Contract charges	(944)	(1,311)	(6,871)	(1,431)	(5,500)
Contract terminations:
Surrender benefits	(290,572)	(337,364)	(803,511)	(483,991)	(536,458)
Death benefits	(13,302)	(19,256)	(111,670)	(7,243)	(64,663)

Units outstanding at end of year	1,156,379	1,796,844	6,935,793	1,766,370	4,788,424

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

 14  ■  RIVERSOURCE OF NEW YORK ACCOUNT 4

Statements of Changes in Net Assets

	Col VP
	Mid Cap	WF Adv VT
	Gro Opp,	Sm Cap Gro,
Year ended Dec. 31, 2011 (continued)	Cl 3	Cl 2

Operations

Investment income (loss) — net	$(147,125)	$(28,542)
Net realized gain (loss) on sales of investments	313,878	96,100
Distributions from capital gains	—	—
Net change in unrealized appreciation or depreciation of investments	(2,550,464)	(231,997)

Net increase (decrease) in net assets resulting from operations	(2,383,711)	(164,439)

Contract transactions

Contract purchase payments	161,114	58,527
Net transfers(1)	(367,748)	(205,790)
Transfers for policy loans	34,917	7,021
Adjustments to net assets allocated to contracts in payment period	(34,366)	(5,669)
Contract charges	(13,803)	(1,914)
Contract terminations:
Surrender benefits	(1,465,332)	(507,991)
Death benefits	(101,164)	(21,017)

Increase (decrease) from contract transactions	(1,786,382)	(676,833)

Net assets at beginning of year	16,129,266	3,279,015

Net assets at end of year	$11,959,173	$2,437,743

Accumulation unit activity

Units outstanding at beginning of year	10,696,856	2,236,802
Contract purchase payments	114,769	42,830
Net transfers(1)	(274,226)	(152,467)
Transfers for policy loans	24,769	5,004
Contract charges	(9,863)	(1,374)
Contract terminations:
Surrender benefits	(1,042,096)	(356,988)
Death benefits	(76,336)	(16,429)

Units outstanding at end of year	9,433,873	1,757,378

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 4  ■  15

Notes to Financial Statements

1.	ORGANIZATION
RiverSource of New York Account 4 (the Account) was established under New York law as a segregated asset account of RiverSource Life Insurance Co. of New York (RiverSource Life of NY). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act) and exists in accordance with the rules and regulations of the New York State Department of Financial Services.

The Account is used as a funding vehicle for individual variable annuity contracts issued by RiverSource Life of NY. The following is a list of each variable annuity product funded through the Account.

RiverSource® Employee Benefit Annuity*
RiverSource® Flexible Annuity
RiverSource® Variable Retirement and Combination Retirement Annuities*

*	New contracts are no longer being issued for this product. As a result, an annual contract prospectus and statement of additional information are no longer distributed. An annual report for this product is distributed to all current contract holders.

The Account is comprised of various divisions. Each division invests exclusively in shares of the following funds (collectively, the Funds), which are registered under the 1940 Act as open-end management investment companies. The name of each Fund and the corresponding division name are provided below. Each division is comprised of subaccounts. Individual variable annuity accounts invest in subaccounts.

Division	Fund

AB VPS Gro & Inc, Cl B	AllianceBernstein VPS Growth and Income Portfolio (Class B)
Col VP Bal, Cl 3	Columbia Variable Portfolio – Balanced Fund (Class 3)
Col VP Cash Mgmt, Cl 3	Columbia Variable Portfolio – Cash Management Fund (Class 3)
Col VP Div Bond, Cl 3	Columbia Variable Portfolio – Diversified Bond Fund (Class 3)
Col VP Divd Opp, Cl 3	Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3) (previously Columbia Variable Portfolio – Diversified Equity Income Fund (Class 3))
Col VP Global Bond, Cl 3	Columbia Variable Portfolio – Global Bond Fund (Class 3)
Col VP Hi Yield Bond, Cl 3	Columbia Variable Portfolio – High Yield Bond Fund (Class 3)
Col VP Intl Opp, Cl 3	Columbia Variable Portfolio – International Opportunity Fund (Class 3)
Col VP Lg Cap Gro, Cl 3	Columbia Variable Portfolio – Large Cap Growth Fund (Class 3)
Col VP Lg Core Quan, Cl 3	Columbia Variable Portfolio – Large Core Quantitative Fund (Class 3) (previously Columbia Variable Portfolio – Dynamic Equity Fund (Class 3))
Col VP Mid Cap Gro Opp, Cl 3	Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (Class 3)
WF Adv VT Sm Cap Gro, Cl 2	Wells Fargo Advantage VT Small Cap Growth Fund – Class 2

The assets of each division of the Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by RiverSource Life of NY.

RiverSource Life of NY serves as issuer of the contracts.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Investments in the Funds
Investment transactions are accounted for on the date the shares are purchased and sold. Realized gains and losses on the sales of investments are computed using the average cost method. Income from dividends and gains from realized capital gain distributions are reinvested in additional shares of the Funds and are recorded as income by the divisions on the ex-dividend date.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the division’s share of the Funds’ undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

The Account categorizes its fair value measurements according to a three-level hierarchy. This hierarchy prioritizes the inputs used by the Account to value investment securities. A level is assigned to each fair value measurement based on the lowest level input that is significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

Level 1 – Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.

Level 2 – Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.

Level 3 – Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

 16  ■  RIVERSOURCE OF NEW YORK ACCOUNT 4

The Funds in the Accounts have been assigned a Level 2 hierarchy, which indicates that the Funds are not considered to be active as there are few daily net asset values released publicly. Investments in shares of the Funds are stated at fair value which is the net asset value per share as determined by the respective Funds. There were no transfers between levels in the period ended Dec. 31, 2012.

Variable Payout
Net assets allocated to contracts in the payout period are periodically compared to a computation which uses the Annuity 2000 Basic Mortality Table and which assumes future mortality improvement. The assumed investment return is 3.5% or 5% based on the annuitant’s election, or as regulated by the laws of the respective states. The mortality risk is fully borne by RiverSource Life of NY and may result in additional amounts being transferred into the variable annuity account by RiverSource Life of NY to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company.

Federal Income Taxes
RiverSource Life of NY is taxed as a life insurance company. The Account is treated as part of RiverSource Life of NY for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. RiverSource Life of NY will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Subsequent Events
Management has evaluated Account related events and transactions that occurred during the period from the date of the Statements of Assets and Liabilities through April 22, 2013. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Account’s financial statements.

Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from those estimates.

3.	VARIABLE ACCOUNT EXPENSES
RiverSource Life of NY deducts a daily mortality and expense risk fee equal, on an annual basis, to 1.00% of the average daily net assets of each subaccount.

4.	CONTRACT CHARGES
RiverSource Life of NY deducts a contract administrative charge of $20 to $30 per year on the contract anniversary depending upon the product selected. This charge reimburses RiverSource Life of NY for expenses incurred in establishing and maintaining the annuity records. Certain products may waive this charge based upon the underlying contract value.

5.	SURRENDER CHARGES
RiverSource Life of NY may use a surrender charge to help it recover certain expenses related to the sale of the annuity. When applicable, a surrender charge will apply for a maximum number of years, as depicted in the surrender charge schedule included in the applicable product’s prospectus. Such charges are not treated as a separate expense of the divisions as they are ultimately deducted from contract surrender benefits paid by RiverSource Life of NY. Charges by RiverSource Life of NY for surrenders are not identified on an individual division basis.

6.	RELATED PARTY TRANSACTIONS
RiverSource Life of NY is a wholly-owned subsidiary of RiverSource Life Insurance Company, which is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial).

The following table reflects fees paid by certain funds to Ameriprise Financial and its affiliates. Additional details about these asset based charges can be found in the respective Fund’s Annual Report.

Fee Agreement:	Fees Paid To:

Investment Management Services Agreement	Columbia Management Investment Advisers, LLC

Administrative Services Agreement	Columbia Management Investment Advisers, LLC

Transfer Agency and Servicing Agreement	Columbia Management Investment Services Corp.

Plan and Agreement of Distribution Pursuant to Rule 12b-1	Columbia Management Investment Distributors, Inc.

RIVERSOURCE OF NEW YORK ACCOUNT 4  ■  17

7.	INVESTMENT TRANSACTIONS
The divisions’ purchases of Funds’ shares, including reinvestment of dividend distributions, for the year ended Dec. 31, 2012 were as follows:

Division	Purchases

AB VPS Gro & Inc, Cl B	$115,355
Col VP Bal, Cl 3	223,162
Col VP Cash Mgmt, Cl 3	390,812
Col VP Div Bond, Cl 3	1,720,798
Col VP Divd Opp, Cl 3	133,298
Col VP Global Bond, Cl 3	221,031
Col VP Hi Yield Bond, Cl 3	681,945
Col VP Intl Opp, Cl 3	294,374
Col VP Lg Cap Gro, Cl 3	57,188
Col VP Lg Core Quan, Cl 3	433,061
Col VP Mid Cap Gro Opp, Cl 3	123,093
WF Adv VT Sm Cap Gro, Cl 2	188,928

8.	FINANCIAL HIGHLIGHTS
The table below shows certain financial information regarding the divisions.

	AB VPS	Col VP	Col VP	Col VP	Col VP
	Gro & Inc,	Bal,	Cash Mgmt,	Div Bond,	Divd Opp,
	Cl B	Cl 3	Cl 3	Cl 3	Cl 3

Accumulation unit value
At Dec. 31, 2008	$0.75	$3.56	$2.77	$5.10	$1.05
At Dec. 31, 2009	$0.89	$4.37	$2.75	$5.78	$1.32
At Dec. 31, 2010	$1.00	$4.87	$2.72	$6.20	$1.53
At Dec. 31, 2011	$1.05	$4.94	$2.69	$6.54	$1.44
At Dec. 31, 2012	$1.21	$5.59	$2.67	$6.97	$1.62

Units (000s)
At Dec. 31, 2008	5,186	9,311	1,962	3,436	11,092
At Dec. 31, 2009	3,979	7,658	1,105	3,079	8,763
At Dec. 31, 2010	3,217	6,616	863	2,734	7,465
At Dec. 31, 2011	2,555	5,809	594	2,411	6,191
At Dec. 31, 2012	1,970	5,075	534	2,238	4,920

Net assets (000s)
At Dec. 31, 2008	$3,938	$34,195	$5,608	$17,714	$11,677
At Dec. 31, 2009	$3,604	$34,692	$3,201	$17,980	$11,642
At Dec. 31, 2010	$3,253	$33,435	$2,505	$17,126	$11,484
At Dec. 31, 2011	$2,712	$29,780	$1,753	$15,955	$8,955
At Dec. 31, 2012	$2,424	$29,458	$1,570	$15,767	$8,030

Investment income ratio(1)
For the year ended Dec. 31, 2008	1.77%	0.26%	2.28%	0.46%	0.09%
For the year ended Dec. 31, 2009	3.48%	—	0.07%	4.03%	—
For the year ended Dec. 31, 2010	—	—	0.01%	5.62%	—
For the year ended Dec. 31, 2011	1.10%	—	0.01%	4.53%	—
For the year ended Dec. 31, 2012	1.32%	—	0.01%	3.89%	—

Expense ratio(2)
For the year ended Dec. 31, 2008	1.00%	1.00%	1.00%	1.00%	1.00%
For the year ended Dec. 31, 2009	1.00%	1.00%	1.00%	1.00%	1.00%
For the year ended Dec. 31, 2010	1.00%	1.00%	1.00%	1.00%	1.00%
For the year ended Dec. 31, 2011	1.00%	1.00%	1.00%	1.00%	1.00%
For the year ended Dec. 31, 2012	1.00%	1.00%	1.00%	1.00%	1.00%

Total return(3)
For the year ended Dec. 31, 2008	(41.29%)	(30.61%)	1.25%	(7.25%)	(41.06%)
For the year ended Dec. 31, 2009	19.15%	22.99%	(0.85%)	13.28%	26.19%
For the year ended Dec. 31, 2010	11.68%	11.41%	(0.98%)	7.25%	15.67%
For the year ended Dec. 31, 2011	5.02%	1.37%	(0.98%)	5.63%	(5.95%)
For the year ended Dec. 31, 2012	16.08%	13.13%	(0.98%)	6.50%	12.86%

 18  ■  RIVERSOURCE OF NEW YORK ACCOUNT 4

	Col VP	Col VP	Col VP	Col VP	Col VP
	Global Bond,	Hi Yield Bond,	Intl Opp,	Lg Cap Gro,	Lg Core Quan,
	Cl 3	Cl 3	Cl 3	Cl 3	Cl 3

Accumulation unit value
At Dec. 31, 2008	$1.66	$1.17	$1.44	$0.50	$4.13
At Dec. 31, 2009	$1.83	$1.78	$1.81	$0.68	$5.07
At Dec. 31, 2010	$1.93	$2.01	$2.04	$0.79	$5.89
At Dec. 31, 2011	$2.00	$2.10	$1.77	$0.76	$6.14
At Dec. 31, 2012	$2.11	$2.41	$2.07	$0.90	$6.92

Units (000s)
At Dec. 31, 2008	2,010	3,177	11,785	3,177	7,729
At Dec. 31, 2009	1,749	2,531	9,547	2,659	6,375
At Dec. 31, 2010	1,455	2,171	8,048	2,412	5,491
At Dec. 31, 2011	1,156	1,797	6,936	1,766	4,788
At Dec. 31, 2012	1,045	1,700	5,795	1,462	4,169

Net assets (000s)
At Dec. 31, 2008	$3,392	$3,821	$17,100	$1,600	$32,575
At Dec. 31, 2009	$3,257	$4,652	$17,495	$1,826	$33,074
At Dec. 31, 2010	$2,861	$4,508	$16,729	$1,922	$33,106
At Dec. 31, 2011	$2,364	$3,912	$12,504	$1,350	$30,086
At Dec. 31, 2012	$2,248	$4,230	$12,183	$1,331	$29,538

Investment income ratio(1)
For the year ended Dec. 31, 2008	6.41%	0.31%	2.34%	0.29%	0.23%
For the year ended Dec. 31, 2009	1.75%	10.18%	1.56%	—	—
For the year ended Dec. 31, 2010	4.54%	8.88%	1.44%	—	—
For the year ended Dec. 31, 2011	2.84%	8.14%	1.34%	—	—
For the year ended Dec. 31, 2012	2.61%	7.48%	1.55%	—	—

Expense ratio(2)
For the year ended Dec. 31, 2008	1.00%	1.00%	1.00%	1.00%	1.00%
For the year ended Dec. 31, 2009	1.00%	1.00%	1.00%	1.00%	1.00%
For the year ended Dec. 31, 2010	1.00%	1.00%	1.00%	1.00%	1.00%
For the year ended Dec. 31, 2011	1.00%	1.00%	1.00%	1.00%	1.00%
For the year ended Dec. 31, 2012	1.00%	1.00%	1.00%	1.00%	1.00%

Total return(3)
For the year ended Dec. 31, 2008	(1.43%)	(25.92%)	(41.03%)	(44.90%)	(42.74%)
For the year ended Dec. 31, 2009	10.27%	52.32%	26.27%	35.63%	22.92%
For the year ended Dec. 31, 2010	5.53%	12.83%	12.76%	16.00%	16.17%
For the year ended Dec. 31, 2011	3.75%	4.63%	(13.28%)	(4.18%)	4.19%
For the year ended Dec. 31, 2012	5.33%	14.59%	16.53%	18.96%	12.74%

RIVERSOURCE OF NEW YORK ACCOUNT 4  ■  19

	Col VP
	Mid Cap	WF Adv VT
	Gro Opp,	Sm Cap Gro,
	Cl 3	Cl 2

Accumulation unit value
At Dec. 31, 2008	$0.73	$0.76
At Dec. 31, 2009	$1.18	$1.15
At Dec. 31, 2010	$1.48	$1.44
At Dec. 31, 2011	$1.25	$1.36
At Dec. 31, 2012	$1.37	$1.46

Units (000s)
At Dec. 31, 2008	15,369	3,168
At Dec. 31, 2009	12,719	2,622
At Dec. 31, 2010	10,697	2,237
At Dec. 31, 2011	9,434	1,757
At Dec. 31, 2012	8,204	1,380

Net assets (000s)
At Dec. 31, 2008	$11,440	$2,444
At Dec. 31, 2009	$15,331	$3,060
At Dec. 31, 2010	$16,129	$3,279
At Dec. 31, 2011	$11,959	$2,438
At Dec. 31, 2012	$11,455	$2,048

Investment income ratio(1)
For the year ended Dec. 31, 2008	0.02%	—
For the year ended Dec. 31, 2009	—	—
For the year ended Dec. 31, 2010	—	—
For the year ended Dec. 31, 2011	—	—
For the year ended Dec. 31, 2012	—	—

Expense ratio(2)
For the year ended Dec. 31, 2008	1.00%	1.00%
For the year ended Dec. 31, 2009	1.00%	1.00%
For the year ended Dec. 31, 2010	1.00%	1.00%
For the year ended Dec. 31, 2011	1.00%	1.00%
For the year ended Dec. 31, 2012	1.00%	1.00%

Total return(3)
For the year ended Dec. 31, 2008	(45.40%)	(42.01%)
For the year ended Dec. 31, 2009	61.78%	51.13%
For the year ended Dec. 31, 2010	25.03%	25.51%
For the year ended Dec. 31, 2011	(15.91%)	(5.54%)
For the year ended Dec. 31, 2012	10.16%	6.80%

(1)	These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude variable account expenses that result in direct reductions in the unit values. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests. These ratios are annualized for periods less than one year.

(2)	These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(3)	These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

 20  ■  RIVERSOURCE OF NEW YORK ACCOUNT 4

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
TO THE BOARD OF DIRECTORS AND SHAREHOLDER OF
RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK:

We have audited the accompanying balance sheets of RiverSource Life Insurance Co. of New York (the “Company”) as of December 31, 2012 and December 31, 2011, and the related statements of income, statements of comprehensive income, statements of shareholder’s equity and statements of cash flows for each of the two years in the period ended December 31, 2012. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of RiverSource Life Insurance Co. of New York at December 31, 2012 and December 31, 2011, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 2012 in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1 to the financial statements, the Company changed the manner in which it accounts for deferred acquisition costs in 2012.

Minneapolis, Minnesota

April 18, 2013

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
TO THE BOARD OF DIRECTORS AND SHAREHOLDER OF
RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK

We have audited the accompanying statements of income, comprehensive income, shareholder’s equity and cash flows of RiverSource Life Insurance Co. of New York, (a wholly owned subsidiary of RiverSource Life Insurance Company) (the Company) for the year ended December 31, 2010. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the results of RiverSource Life Insurance Co. of New York’s operations and its cash flows for the year ended December 31, 2010, in conformity with U.S. generally accepted accounting principles.

As discussed in Notes 1 and 3 to the financial statements, in 2012 the Company adopted new accounting guidance related to the deferral of acquisition costs for insurance and annuity products. The accompanying 2010 financial statements have been retrospectively adjusted.

Minneapolis, Minnesota

April 15, 2011; except for Notes 1 and 3, regarding the impact of the adopted new accounting guidance related to the deferral of acquisition costs for insurance and annuity products, as to which the date is April 18, 2013.

RiverSource Life Insurance Co. of New York

BALANCE SHEETS
(in thousands, except share amounts)

December 31,	2012	2011

Assets

Investments:
Available-for-Sale — Fixed maturities, at fair value (amortized cost: 2012, $1,682,636; 2011, $1,683,189)	$1,885,210	$1,836,161
Commercial mortgage loans, at amortized cost (less allowance for loan losses: 2012 and 2011, $2,038)	155,292	153,293
Policy loans	39,389	37,367
Other investments	244	204

Total investments	2,080,135	2,027,025
Cash and cash equivalents	30,022	82,180
Restricted cash	3,500	—
Reinsurance recoverables	99,385	92,289
Other receivables	6,721	7,066
Accrued investment income	20,730	21,863
Deferred acquisition costs	127,704	133,032
Deferred sales inducement costs	18,242	21,222
Other assets	75,383	94,454
Separate account assets	3,786,931	3,413,475

Total assets	$6,248,753	$5,892,606

Liabilities and Shareholder’s Equity

Liabilities:
Future policy benefits	$1,971,580	$1,982,149
Policy claims and other policyholders’ funds	7,261	6,753
Other liabilities	86,296	105,079
Separate account liabilities	3,786,931	3,413,475

Total liabilities	5,852,068	5,507,456

Shareholder’s equity:
Common stock, $10 par value; 200,000 shares authorized, issued and outstanding	2,000	2,000
Additional paid-in capital	106,751	106,659
Retained earnings	199,190	211,372
Accumulated other comprehensive income, net of tax	88,744	65,119

Total shareholder’s equity	396,685	385,150

Total liabilities and shareholder’s equity	$6,248,753	$5,892,606

See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York

STATEMENTS OF INCOME
(in thousands)

Years Ended December 31,	2012	2011	2010

Revenues

Premiums	$24,515	$23,703	$26,406
Net investment income	97,467	103,556	107,072
Policy and contract charges	90,417	86,822	78,833
Other revenues	16,937	15,743	12,976
Net realized investment gains	463	643	1,646

Total revenues	229,799	230,467	226,933

Benefits and expenses

Benefits, claims, losses and settlement expenses	57,786	66,444	54,542
Interest credited to fixed accounts	55,234	54,676	59,133
Amortization of deferred acquisition costs	19,537	14,686	6,452
Other insurance and operating expenses	44,574	44,693	41,655

Total benefits and expenses	177,131	180,499	161,782

Pretax income	52,668	49,968	65,151
Income tax provision	14,850	11,172	16,639

Net income	$37,818	$38,796	$48,512

Supplemental Disclosures:
Total other-than-temporary impairment losses on securities	$(457)	$(2,587)	$(275)
Portion of gain recognized in other comprehensive income (before taxes)	14	1,787	39

Net impairment losses recognized in net realized investment gains	$(443)	$(800)	$(236)

See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York

STATEMENTS OF COMPREHENSIVE INCOME
(in thousands)

Years Ended December 31,	2012	2011	2010

Net income	$37,818	$38,796	$48,512
Other comprehensive income, net of tax:
Net unrealized securities gains arising during the period	32,542	25,453	39,437
Reclassification of net securities gains included in net income	(301)	(441)	(1,362)
Impact on deferred acquisition costs, deferred sales inducement costs, benefit reserves and reinsurance recoverables from unrealized gains on securities	(8,616)	(8,455)	(21,811)

Total other comprehensive income, net of tax	23,625	16,557	16,264

Total comprehensive income	$61,443	$55,353	$64,776

See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York

STATEMENTS OF SHAREHOLDER’S EQUITY
(in thousands)

		Additional		Accumulated Other
	Common	Paid-in	Retained	Comprehensive
	Stock	Capital	Earnings	Income	Total

Balances at January 1, 2010, previously reported	$2,000	$106,634	$294,112	$30,225	$432,971
Cumulative effect of change in accounting policies, net of tax	—	—	(63,237)	2,073	(61,164)

Balances at January 1, 2010, as adjusted	2,000	106,634	230,875	32,298	371,807
Comprehensive income:
Net income	—	—	48,512	—	48,512
Other comprehensive income, net of tax	—	—	—	16,264	16,264

Total comprehensive income					64,776
Tax adjustment on share-based incentive compensation plan	—	(2)	—	—	(2)
Cash dividends to RiverSource Life Insurance Company	—	—	(28,234)	—	(28,234)

Balances at December 31, 2010	2,000	106,632	251,153	48,562	408,347
Comprehensive income:
Net income	—	—	38,796	—	38,796
Other comprehensive income, net of tax	—	—	—	16,557	16,557

Total comprehensive income					55,353
Tax adjustment on share-based incentive compensation plan	—	27	—	—	27
Cash dividends to RiverSource Life Insurance Company	—	—	(78,577)	—	(78,577)

Balances at December 31, 2011	2,000	106,659	211,372	65,119	385,150
Comprehensive income:
Net income	—	—	37,818	—	37,818
Other comprehensive income, net of tax	—	—	—	23,625	23,625

Total comprehensive income					61,443
Tax adjustment on share-based incentive compensation plan	—	92	—	—	92
Cash dividends to RiverSource Life Insurance Company	—	—	(50,000)	—	(50,000)

Balances at December 31, 2012	$2,000	$106,751	$199,190	$88,744	$396,685

See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York

STATEMENTS OF CASH FLOWS
(in thousands)

Years Ended December 31,	2012	2011	2010

Cash Flows from Operating Activities

Net income	$37,818	$38,796	$48,512
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization and accretion, net	2,228	(573)	(1,006)
Deferred income tax expense (benefit)	1,077	(4,971)	4,765
Contractholder and policyholder charges, non-cash	(17,661)	(16,856)	(16,958)
Loss (gain) from equity method investments	(40)	29	(120)
Net realized investment gains	(906)	(1,143)	(2,332)
Other-than-temporary impairments and provision for loan losses recognized in net realized investment gains	443	500	686
Change in operating assets and liabilities:
Deferred acquisition costs	2,426	(3,380)	(9,814)
Deferred sales inducement costs	2,539	2,220	(2,116)
Future policy benefits for traditional life, disability income and long term care insurance	19,982	16,043	19,362
Policy claims and other policyholders’ funds	508	(555)	409
Reinsurance recoverables	(8,063)	(9,378)	(9,039)
Other receivables	390	(789)	(442)
Accrued investment income	1,133	170	191
Derivatives collateral, net	(30,180)	43,520	8,290
Other, net	6,671	615	13,392

Net cash provided by operating activities	18,365	64,248	53,780

Cash Flows from Investing Activities

Available-for-Sale securities:
Proceeds from sales	26,975	31,571	66,692
Maturities, sinking fund payments and calls	233,481	199,365	191,306
Purchases	(280,861)	(216,391)	(261,851)
Proceeds from sales, maturities and repayments of commercial mortgage loans	20,771	15,299	15,685
Funding of commercial mortgage loans	(22,769)	(2,127)	—
Proceeds from sale of other investment	—	1,350	—
Change in policy loans, net	(2,022)	(883)	(736)

Net cash provided by (used in) investing activities	(24,425)	28,184	11,096

Cash Flows from Financing Activities

Policyholder and contractholder account values:
Considerations received	92,166	88,870	96,826
Net transfers from (to) separate accounts	(4,851)	2,756	(74,249)
Surrenders and other benefits	(70,134)	(77,709)	(76,215)
Deferred premium options, net	(13,371)	(11,818)	(6,305)
Tax adjustment on share-based incentive compensation plan	92	27	(2)
Cash dividend to RiverSource Life Insurance Company	(50,000)	(78,577)	(28,234)

Net cash used in financing activities	(46,098)	(76,451)	(88,179)

Net increase (decrease) in cash and cash equivalents	(52,158)	15,981	(23,303)
Cash and cash equivalents at beginning of period	82,180	66,199	89,502

Cash and cash equivalents at end of period	$30,022	$82,180	$66,199

Supplemental Disclosures:
Income taxes paid, net	$17,518	$12,023	$18,588
Interest paid on borrowings under repurchase agreements	—	—	86

See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York

NOTES TO FINANCIAL STATEMENTS

1.	NATURE OF BUSINESS AND BASIS OF PRESENTATION

RiverSource Life Insurance Co. of New York (the “Company”) is a stock life insurance company which is domiciled and holds a Certificate of Authority in the State of New York. The Company is a wholly owned subsidiary of RiverSource Life Insurance Company (“RiverSource Life”), which is domiciled in Minnesota. RiverSource Life is a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”). The Company issues insurance and annuity products to customers in the State of New York.

The accompanying financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) which vary in certain respects from reporting practices prescribed or permitted by the New York State Department of Financial Services (“New York Department”) (the Company’s primary regulator) as reconciled in Note 13. Certain reclassifications of prior period amounts have been made to conform to the current presentation.

In the fourth quarter of 2012, the Company made an adjustment to the model which values the reserves related to living benefit guarantees primarily attributable to prior years, which resulted in a $3.3 million pretax benefit, net of deferred acquisition costs (“DAC”) and deferred sales inducement costs (“DSIC”) amortization of $772 thousand. In the second quarter of 2012, the Company made a correction for a tax item related to securities lending activities primarily attributable to prior years, which resulted in a $1.8 million increase to tax expense. Management has determined that the effect of these corrections is not material to all current and previously issued financial statements.

The Company evaluated events or transactions that may have occurred after the balance sheet date for potential recognition or disclosure through April 18, 2013, the date the financial statements were available to be issued.

On January 1, 2012, the Company retrospectively adopted the new accounting standard for DAC for insurance and annuity products. See Note 2 and Note 3 for further information on the new accounting standard and the resulting changes in the Company’s accounting policies on the deferral of acquisition costs.

The following tables present the effect of the change on affected financial statement line items for prior periods retrospectively adjusted.

	December 31, 2011
	Previously	Effect of	As
(in thousands)	Reported	Change	Adjusted

Balance Sheets
Assets
Deferred acquisition costs	$223,942	$(90,910)	$133,032
Total assets	5,983,516	(90,910)	5,892,606

Liabilities and Shareholder’s Equity
Liabilities:
Future policy benefits	1,982,142	7	1,982,149
Deferred income taxes, net	36,140	(31,836)	4,304
Other liabilities	100,732	43	100,775
Total liabilities	5,539,242	(31,786)	5,507,456
Shareholder’s equity:
Retained earnings	277,305	(65,933)	211,372
Accumulated other comprehensive income, net of tax	58,310	6,809	65,119
Total shareholder’s equity	444,274	(59,124)	385,150
Total liabilities and shareholder’s equity	5,983,516	(90,910)	5,892,606

	December 31, 2010			January 1, 2010

	Previously	Effect of	As	Previously	Effect of	As
(in thousands)	Reported	Change	Adjusted	Reported	Change	Adjusted

Statements of Shareholder’s Equity
Retained earnings	$318,148	$(66,995)	$251,153	$294,112	$(63,237)	$230,875
Accumulated other comprehensive income, net of tax	43,861	4,701	48,562	30,225	2,073	32,298
Total shareholder’s equity	470,641	(62,294)	408,347	432,971	(61,164)	371,807

RiverSource Life Insurance Co. of New York

	Year Ended December 31, 2011			Year Ended December 31, 2010

	Previously	Effect of	As	Previously	Effect of	As
(in thousands)	Reported	Change	Adjusted	Reported	Change	Adjusted

Statements of Income
Revenues
Total revenues	$230,467	$—	$230,467	$226,933	$—	$226,933
Benefits and expenses
Benefits, claims, losses and settlement expenses	66,362	82	66,444	54,540	2	54,542
Interest credited to fixed accounts	54,370	306	54,676	59,135	(2)	59,133
Amortization of deferred acquisition costs	23,825	(9,138)	14,687	7,694	(1,242)	6,452
Other insurance and operating expenses	37,575	7,117	44,692	34,631	7,024	41,655

Total benefits and expenses	182,132	(1,633)	180,499	156,000	5,782	161,782
Pretax income	48,335	1,633	49,968	70,933	(5,782)	65,151
Income tax provision	10,601	571	11,172	18,663	(2,024)	16,639

Net income	$37,734	$1,062	$38,796	$52,270	$(3,758)	$48,512

The Company’s principal products are variable deferred annuities and variable universal life insurance, which are issued primarily to individuals. It also offers fixed annuities where assets accumulate until the contract is surrendered, the contractholder (or in some contracts, the annuitant) dies, or the contractholder or annuitant begins receiving benefits under an annuity payout option. It also offers immediate annuities in which payments begin within one year of issue and continue for life or for a fixed period of time. The Company’s fixed deferred annuities guarantee a relatively low annual interest rate during the accumulation period (the time before annuity payments begin). However, the Company has the option of paying a higher rate set at its discretion. Certain riders are available offering additional benefits, including variable annuity death benefit and living benefit riders.

The Company issues both variable and fixed universal life insurance, traditional life insurance and disability income (“DI”) insurance. Universal life insurance is a form of permanent life insurance characterized by flexible premiums, flexible death benefit amounts and unbundled pricing factors (i.e., mortality, interest and expenses). Traditional life insurance refers to whole and term life insurance policies that pay a specified sum to a beneficiary upon death of the insured for a fixed premium. Variable universal life insurance combines the premium and death benefit flexibility of universal life with underlying fund investment flexibility and the risks associated therewith. Waiver of premium and accidental death benefit riders are generally available with these life insurance products, in addition to other benefit riders. In 2012, the Company began offering indexed universal life (“IUL”) insurance. IUL is similar to universal life insurance in that it provides life insurance coverage and cash value that increases as a result of credited interest. Also, like universal life insurance, there is a minimum guaranteed credited rate of interest. Unlike universal life insurance, the rate of credited interest above the minimum guarantee for funds allocated to the indexed account is linked to the S&P 500 Index (subject to a cap). The policyholder may allocate all or a portion of the policy value to a fixed or indexed account. The Company issues only non-participating life insurance policies which do not pay dividends to policyholders.

Under the Company’s variable life insurance and variable annuity products described above, except for the purchase of a variable annuity with a living benefit rider, the purchaser may choose a fixed account option that is part of the Company’s “general account”, as well as other options from a variety of portfolios within the separate accounts. Purchasers of variable annuities with a living benefit rider are limited to specified investment options.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Amounts Based on Estimates and Assumptions
Accounting estimates are an integral part of the financial statements. In part, they are based upon assumptions concerning future events. Among the more significant are those that relate to investment securities valuation and recognition of other-than-temporary impairments, DAC and the corresponding recognition of DAC amortization, derivative instruments and hedging activities, claims reserves and income taxes and the recognition of deferred tax assets and liabilities. These accounting estimates reflect the best judgment of management and actual results could differ.

Investments

Available-for-Sale Securities
Available-for-Sale securities are carried at fair value with unrealized gains (losses) recorded in accumulated other comprehensive income, net of impacts to DAC, DSIC, certain benefit reserves and income taxes. Gains and losses are recognized in the Statements of Income upon disposition of the securities.

When the fair value of an investment is less than its amortized cost, the Company assesses whether or not: (i) it has the intent to sell the security (made a decision to sell) or (ii) it is more likely than not that the Company will be required to sell the

RiverSource Life Insurance Co. of New York

security before its anticipated recovery. If either of these conditions is met, an other-than-temporary impairment is considered to have occurred and the Company must recognize an other-than-temporary impairment for the difference between the investment’s amortized cost basis and its fair value through earnings. For securities that do not meet the above criteria and the Company does not expect to recover a security’s amortized cost basis, the security is also considered other-than-temporarily impaired. For these securities, the Company separates the total impairment into the credit loss component and the amount of the loss related to other factors. The amount of the total other-than-temporary impairment related to credit loss is recognized in earnings.

The amount of the total other-than-temporary impairment related to other factors is recognized in other comprehensive income, net of impacts to DAC, DSIC, certain benefit reserves and income taxes. For Available-for-Sale securities that have recognized an other-than-temporary impairment through earnings, the difference between the amortized cost basis and the cash flows expected to be collected is accreted as interest income, if through subsequent evaluation there is a sustained increase in the cash flow expected. Subsequent increases and decreases in the fair value of Available-for-Sale securities are included in other comprehensive income.

The Company provides a supplemental disclosure on the face of its Statements of Income that presents: (i) total other-than-temporary impairment losses recognized during the period and (ii) the portion of other-than-temporary impairment gains or losses recognized in other comprehensive income. The sum of these amounts represents the credit-related portion of other-than-temporary impairments that were recognized in earnings during the period. The portion of other-than-temporary gains or losses recognized in other comprehensive income includes: (i) the portion of other-than-temporary impairment losses related to factors other than credit recognized during the period and (ii) reclassifications of other-than-temporary impairment losses previously determined to be related to factors other than credit that are determined to be credit-related in the current period. The amount presented on the Statements of Income as the portion of other-than-temporary losses recognized in other comprehensive income excludes subsequent increases and decreases in the fair value of these securities.

For all securities that are considered temporarily impaired, the Company does not intend to sell these securities (has not made a decision to sell) and it is not more likely than not that the Company will be required to sell the security before recovery of its amortized cost basis. The Company believes that it will collect all principal and interest due on all investments that have amortized cost in excess of fair value that are considered only temporarily impaired.

Factors the Company considers in determining whether declines in the fair value of fixed maturity securities are other-than-temporary include: (i) the extent to which the market value is below amortized cost; (ii) the duration of time in which there has been a significant decline in value; (iii) fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer; and (iv) market events that could impact credit ratings, economic and business climate, litigation and government actions, and similar external business factors. In order to determine the amount of the credit loss component for corporate debt securities considered other-than-temporarily impaired, a best estimate of the present value of cash flows expected to be collected discounted at the security’s effective interest rate is compared to the amortized cost basis of the security. The significant inputs to cash flow projections consider potential debt restructuring terms, projected cash flows available to pay creditors and the Company’s position in the debtor’s overall capital structure.

For structured investments (e.g., residential mortgage backed securities, commercial mortgage backed securities and asset backed securities), the Company also considers factors such as overall deal structure and its position within the structure, quality of underlying collateral, delinquencies and defaults, loss severities, recoveries, prepayments and cumulative loss projections in assessing potential other-than-temporary impairments of these investments. Based upon these factors, securities that have indicators of potential other-than-temporary impairment are subject to detailed review by management. Securities for which declines are considered temporary continue to be carefully monitored by management.

Commercial Mortgage Loans, net
Commercial mortgage loans, net reflect the Company’s interest in commercial mortgage loans, less the related allowance for loan losses.

Policy Loans
Policy loans include life insurance policy and annuity loans and are reported at the unpaid principal balance, plus accrued interest.

Financing Receivables

Commercial Mortgage Loans
Commercial mortgage loans are stated at amortized cost, net of allowances for loan losses.

Interest income is accrued on the unpaid principal balances of the loans as earned.

RiverSource Life Insurance Co. of New York

Policy Loans
When originated, policy loan balances do not exceed the cash surrender value of the underlying products. As there is minimal risk of loss related to these loans, the Company does not record an allowance for loan losses for policy loans.

Nonaccrual Loans
Generally, loans are evaluated for or placed on nonaccrual status when either the collection of interest or principal has become 90 days past due or is otherwise considered doubtful of collection. When a loan is placed on nonaccrual status, unpaid accrued interest is reversed. Interest payments received on loans on nonaccrual status are generally applied to principal or in accordance with the loan agreement unless the remaining principal balance has been determined to be fully collectible.

Commercial mortgage loans are evaluated for impairment when the loan is considered for nonaccrual status, restructured or foreclosure proceedings are initiated on the property. If it is determined that the fair value is less than the current loan balance, it is written down to fair value less estimated selling costs. Foreclosed property is recorded as real estate owned in other investments.

Allowance for Loan Losses
Management determines the adequacy of the allowance for loan losses by portfolio based on the overall loan portfolio composition, recent and historical loss experience, and other pertinent factors, including when applicable, internal risk ratings, loan-to-value ratios and occupancy rates, along with economic and market conditions. This evaluation is inherently subjective as it requires estimates, which may be susceptible to significant change.

The Company determines the amount of the allowance required for certain sectors based on management’s assessment of relative risk characteristics of the loan portfolio. The allowance is recorded for homogeneous loan categories on a pool basis, based on an analysis of product mix and risk characteristics of the portfolio, including geographic concentration, bankruptcy experiences, and historical losses, adjusted for current trends and market conditions.

While the Company attributes portions of the allowance to specific loan pools as part of the allowance estimation process, the entire allowance is available to absorb losses inherent in the total loan portfolio. The allowance is increased through provisions charged to net realized investment gains and reduced/increased by net charge-offs/recoveries.

Impaired Loans
The Company considers a loan to be impaired when, based on current information and events, it is probable the Company will not be able to collect all amounts due (both interest and principal) according to the contractual terms of the loan agreement. Impaired loans may also include loans that have been modified in troubled debt restructurings as a concession to borrowers experiencing financial difficulties. Management evaluates for impairment all restructured loans and loans with higher impairment risk factors. Factors used by the Company to determine whether all amounts due on commercial mortgage loans will be collected, include but are not limited to, the financial condition of the borrower, performance of the underlying properties, collateral and/or guarantees on the loan, and the borrower’s estimated future ability to pay based on property type and geographic location. The impairment recognized is measured as the excess of the loan’s recorded investment over: (i) the present value of its expected principal and interest payments discounted at the loan’s effective interest rate, (ii) the fair value of collateral or (iii) the loan’s observable market price.

Restructured Loans
A loan is classified as a restructured loan when the Company makes certain concessionary modifications to contractual terms for borrowers experiencing financial difficulties. When the interest rate, minimum payments and/or due dates have been modified in an attempt to make the loan more affordable to a borrower experiencing financial difficulties, the modification is considered a troubled debt restructuring. Generally, performance prior to the restructuring or significant events that coincide with the restructuring are considered in assessing whether the borrower can meet the new terms which may result in the loan being returned to accrual status at the time of the restructuring or after a performance period. If the borrower’s ability to meet the revised payment schedule is not reasonably assured, the loan remains on nonaccrual status.

Cash and Cash Equivalents
Cash equivalents include highly liquid investments with original maturities of 90 days or less.

Restricted Cash
Total restricted cash at December 31, 2012 and 2011 was $3.5 million and nil, respectively, consisting of cash that has been pledged to counterparties.

RiverSource Life Insurance Co. of New York

Reinsurance
The Company cedes significant amounts of insurance risk to other insurers under reinsurance agreements. Reinsurance premiums paid and benefits received are accounted for consistently with the basis used in accounting for the policies from which risk is reinsured and consistently with the terms of the reinsurance contracts. Reinsurance premiums for traditional life, long term care (“LTC”) and DI ceded on a coinsurance basis, net of the change in any prepaid reinsurance asset, are reported as a reduction of premiums. Fixed and variable universal life reinsurance premiums are reported as a reduction of policy and contract charges.

In addition, for fixed and variable universal life insurance policies, the net cost of reinsurance ceded, which represents the discounted amount of the expected cash flows between the reinsurer and the Company, is recognized as an asset and amortized over the term of the reinsurance contract, in proportion to the estimated gross profits and is subject to retrospective adjustment in a manner similar to retrospective adjustment of DAC. The assumptions used to project the expected cash flows are consistent with those used for DAC asset valuation for the same contracts. Changes in the net cost of reinsurance are reflected as a component of policy and contract charges. Reinsurance recoveries are reported as components of benefits, claims, losses and settlement expenses.

Insurance liabilities are reported before the effects of reinsurance. Future policy benefits and policy claims and other policyholders’ funds recoverable under reinsurance contracts are recorded as reinsurance recoverables.

The Company also assumes life insurance risk from other insurers in limited circumstances. Reinsurance premiums received and benefits paid are accounted for consistently with the basis used in accounting for the policies from which risk is reinsured and consistently with the terms of the reinsurance contracts. Liabilities for assumed business are recorded within future policy benefits.

See Note 7 for additional information on reinsurance.

Derivative Instruments and Hedging Activities
Freestanding derivative instruments are recorded at fair value and are reflected in other assets or other liabilities. The Company’s policy is to not offset fair value amounts recognized for derivatives and collateral arrangements executed with the same counterparty under the same master netting arrangement. The accounting for changes in the fair value of a derivative instrument depends on its intended use and the resulting hedge designation, if any. The Company primarily uses derivatives as economic hedges that are not designated as accounting hedges or do not qualify for hedge accounting treatment.

Derivative instruments that are entered into for hedging purposes are designated as such at the time the Company enters into the contract. For all derivative instruments that are designated for hedging activities, the Company formally documents all of the hedging relationships between the hedge instruments and the hedged items at the inception of the relationships. Management also formally documents its risk management objectives and strategies for entering into the hedge transactions. The Company formally assesses, at inception and on a quarterly basis, whether derivatives designated as hedges are highly effective in offsetting the fair value or cash flows of hedged items. If it is determined that a derivative is no longer highly effective as a hedge, the Company will discontinue the application of hedge accounting.

For derivative instruments that do not qualify for hedge accounting or are not designated as accounting hedges, changes in fair value are recognized in current period earnings. Changes in fair value of derivatives are presented in the Statements of Income based on the nature and use of the instrument. Changes in fair value of derivatives used as economic hedges are presented in the Statements of Income with the corresponding change in the hedged asset or liability.

The equity components of IUL obligations are considered an embedded derivative. Additionally, certain annuities contain guaranteed minimum accumulation benefit (“GMAB”) and guaranteed minimum withdrawal benefit (“GMWB”) provisions. The GMAB and the non-life contingent benefits associated with GMWB provisions are also considered embedded derivatives.

See Note 11 for information regarding the Company’s fair value measurement of derivative instruments and Note 14 for the impact of derivatives on the Statements of Income.

Deferred Acquisition Costs
The Company incurs costs in connection with acquiring new and renewal insurance and annuity businesses. The portion of these costs which are incremental and direct to the acquisition of a new or renewal insurance policy or annuity contract are deferred. Significant costs capitalized by the Company include sales based compensation related to the acquisition of new and renewal insurance policies and annuity contracts, medical inspection costs for successful sales, and a portion of employee compensation and benefit costs based upon the amount of time spent on successful sales. Sales based compensation paid to Ameriprise Financial Services, Inc. (“AFSI”), a subsidiary of Ameriprise Financial, advisors and employees and third-party distributers is capitalized. Employee compensation and benefits costs which are capitalized relate primarily to sales efforts, underwriting and processing. All other costs which are not incremental direct costs of acquiring an insurance policy or annuity

RiverSource Life Insurance Co. of New York

contract are expensed as incurred. The DAC associated with insurance policies or annuity contracts that are significantly modified or internally replaced with another contract are accounted for as contract terminations. These transactions are anticipated in establishing amortization periods and other valuation assumptions.

Costs deferred as DAC are amortized over time. For annuity and universal life (“UL”) contracts, DAC are amortized based on projections of estimated gross profits over amortization periods equal to the approximate life of the business. For other insurance products, DAC are generally amortized as a percentage of premiums over amortization periods equal to the premium-paying period.

For annuity and UL insurance products, the assumptions made in projecting future results and calculating the DAC balance and DAC amortization expense are management’s best estimates. Management is required to update these assumptions whenever it appears that, based on actual experience or other evidence, earlier estimates should be revised. When assumptions are changed, the percentage of estimated gross profits used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in a decrease in the DAC balance and an increase in DAC amortization expense, while a decrease in amortization percentage will result in an increase in the DAC balance and a decrease in DAC amortization expense. The impact on results of operations of changing assumptions can be either positive or negative in any particular period and is reflected in the period in which such changes are made.

For traditional life, DI and LTC insurance products, the assumptions made in calculating the DAC balance and DAC amortization expense are consistent with those used in determining the liabilities and, therefore, are intended to provide for adverse deviations in experience and are revised only if management concludes experience will be so adverse that DAC are not recoverable. If management concludes that DAC are not recoverable, DAC are reduced to the amount that is recoverable based on best estimate assumptions and there is a corresponding expense recorded in the Statements of Income.

For annuity, life, DI and LTC insurance products, key assumptions underlying those long-term projections include interest rates (both earning rates on invested assets and rates credited to contractholder and policyholder accounts), equity market performance, mortality and morbidity rates and the rates at which policyholders are expected to surrender their contracts, make withdrawals from their contracts and make additional deposits to their contracts. Assumptions about earned and credited interest rates are the primary factors used to project interest margins, while assumptions about equity and bond market performance are the primary factors used to project client asset value growth rates, and assumptions about surrenders, withdrawals and deposits comprise projected persistency rates. Management must also make assumptions to project maintenance expenses associated with servicing its annuity and insurance businesses during the DAC amortization period.

The client asset value growth rates are the rates at which variable annuity and variable universal life (“VUL”) insurance contract values invested in separate accounts are assumed to appreciate in the future. The rates used vary by equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to client asset value growth rates on a regular basis. The Company typically uses a five-year mean reversion process as a guideline in setting near-term equity fund growth rates based on a long-term view of financial market performance as well as recent actual performance. The suggested near-term equity fund growth rate is reviewed quarterly to ensure consistency with management’s assessment of anticipated equity market performance. DAC amortization expense recorded in a period when client asset value growth rates exceed management’s near-term estimate will typically be less than in a period when growth rates fall short of management’s near-term estimate.

The Company monitors other principal DAC amortization assumptions, such as persistency, mortality, morbidity, interest margin and maintenance expense levels each quarter and, when assessed independently, each could impact the Company’s DAC balances.

The analysis of DAC balances and the corresponding amortization is a dynamic process that considers all relevant factors and assumptions described previously. Unless the Company’s management identifies a significant deviation over the course of the quarterly monitoring, management reviews and updates these DAC amortization assumptions annually in the third quarter of each year.

Deferred Sales Inducement Costs
Sales inducement costs consist of bonus interest credits and premium credits added to certain annuity contract and insurance policy values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. The amounts capitalized are amortized using the same methodology and assumptions used to amortize DAC. The amortization of DSIC is recorded in benefits, claims, losses and settlement expenses.

Separate Account Assets and Liabilities
Separate account assets and liabilities are primarily funds held for the exclusive benefit of variable annuity contractholders and variable life insurance policyholders, who assume the related investment risk. Income and losses on separate account assets

RiverSource Life Insurance Co. of New York

accrue directly to the contractholder or policyholder and are not reported in the Company’s Statements of Income. Separate account assets are recorded at fair value. Changes in the fair value of separate account assets are offset by changes in the related separate account liabilities. The Company receives mortality and expense risk and other fees, guarantee fees and cost of insurance charges from the related accounts.

Future Policy Benefits and Policy Claims and Other Policyholders’ Funds

Fixed Annuities and Variable Annuity Guarantees
Future policy benefits and policy claims and other policyholders’ funds related to fixed annuities and variable annuity guarantees include liabilities for fixed account values on fixed and variable deferred annuities, guaranteed benefits associated with variable annuities and fixed annuities in a payout status.

Liabilities for fixed account values on fixed and variable deferred annuities are equal to accumulation values, which are the cumulative gross deposits and credited interest less withdrawals and various charges.

The majority of the variable annuity contracts offered by the Company contain guaranteed minimum death benefit (“GMDB”) provisions. When market values of the customer’s accounts decline, the death benefit payable on a contract with a GMDB may exceed the contract accumulation value. The Company also offers variable annuities with death benefit provisions that gross up the amount payable by a certain percentage of contract earnings, which are referred to as gain gross-up (“GGU”) benefits. In addition, the Company offers contracts containing GMWB and GMAB provisions, and until May 2007, the Company offered contracts containing guaranteed minimum income benefit (“GMIB”) provisions.

In determining the liabilities for GMDB, GMIB and the life contingent benefits associated with GMWB, the Company projects these benefits and contract assessments using actuarial models to simulate various equity market scenarios. Significant assumptions made in projecting future benefits and assessments relate to customer asset value growth rates, mortality, persistency and investment margins and are consistent with those used for DAC asset valuation for the same contracts. As with DAC, management reviews and, where appropriate, adjusts its assumptions each quarter. Unless management identifies a material deviation over the course of quarterly monitoring, management reviews and updates these assumptions annually in the third quarter of each year.

The GMDB liability is determined by estimating the expected value of death benefits in excess of the projected contract accumulation value and recognizing the excess over the estimated meaningful life based on expected assessments (e.g., mortality and expense fees, contractual administrative charges and similar fees).

If elected by the contract owner and after a stipulated waiting period from contract issuance, a GMIB guarantees a minimum lifetime annuity payout based on a specified rate of contract accumulation value growth and predetermined annuity purchase rates. The GMIB liability is determined each period by estimating the expected value of annuitization benefits in excess of the projected contract accumulation value at the date of annuitization and recognizing the excess over the estimated meaningful life based on expected assessments.

The embedded derivatives related to GMAB and the non-life contingent benefits associated with GMWB provisions are recorded at fair value. See Note 11 for information regarding the fair value measurement of embedded derivatives. The liability for the life contingent benefits associated with GMWB provisions is determined in the same way as the GMDB liability. Significant assumptions made in projecting future benefits and fees relate to persistency and benefit utilization. As with DAC, management reviews, and where appropriate, adjusts its assumptions each quarter. Unless management identifies a material deviation over the course of quarterly monitoring, management reviews and updates these assumptions annually in the third quarter of each year. The changes in both the fair values of the GMWB and GMAB embedded derivatives and the liability for life contingent benefits are reflected in benefits, claims, losses and settlement expenses.

Liabilities for fixed annuities in a benefit or payout status are based on future estimated payments using established industry mortality tables and interest rates.

Life, Disability Income and Long Term Care Insurance
Future policy benefits and policy claims and other policyholders’ funds related to life, DI and LTC insurance include liabilities for fixed account values on fixed and variable universal life policies, liabilities for indexed accounts of IUL products, liabilities for unpaid amounts on reported claims, estimates of benefits payable on claims incurred but not yet reported and estimates of benefits that will become payable on term life, whole life, DI and LTC policies as claims are incurred in the future.

Liabilities for fixed account values on fixed and variable universal life insurance are equal to accumulation values. Accumulation values are the cumulative gross deposits and credited interest less various contractual expense and mortality charges and less amounts withdrawn by policyholders.

RiverSource Life Insurance Co. of New York

Liabilities for indexed accounts of IUL products are equal to the accumulation of host contract values covering guaranteed benefits and the fair value of embedded equity options.

A portion of the Company’s fixed and variable universal life policies have product features that result in profits followed by losses from the insurance component of the contract. These profits followed by losses can be generated by the cost structure of the product or secondary guarantees in the contract. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges.

In determining the liability for contracts with profits followed by losses, the Company projects benefits and contract assessments using actuarial models. Significant assumptions made in projecting future benefits and assessments relate to customer asset value growth rates, mortality, persistency and investment margins and are consistent with those used for DAC asset valuation for the same contracts. As with DAC, management reviews, and where appropriate, adjusts its assumptions each quarter. Unless management identifies a material deviation over the course of quarterly monitoring, management reviews and updates these assumptions annually in the third quarter of each year.

The liability for these future losses is determined by estimating the death benefits in excess of account value and recognizing the excess over the estimated meaningful life based on expected assessments (e.g. cost of insurance charges, contractual administrative charges, similar fees and investment margin). See Note 8 for information regarding the liability for contracts with secondary guarantees.

Liabilities for unpaid amounts on reported life insurance claims are equal to the death benefits payable under the policies. Liabilities for unpaid amounts on reported DI and LTC claims include any periodic or other benefit amounts due and accrued, along with estimates of the present value of obligations for continuing benefit payments. These amounts are calculated based on claim continuance tables which estimate the likelihood an individual will continue to be eligible for benefits. Present values are calculated at interest rates established when claims are incurred. Anticipated claim continuance rates are based on established industry tables, adjusted as appropriate for the Company’s experience.

Liabilities for estimated benefits payable on claims that have been incurred but not yet reported are based on periodic analysis of the actual time lag between when a claim occurs and when it is reported.

Liabilities for estimates of benefits that will become payable on future claims on term life, whole life, DI and LTC policies are based on the net level premium method, using anticipated premium payments, mortality and morbidity rates, policy persistency and interest rates earned on assets supporting the liability. Anticipated mortality and morbidity rates are based on established industry mortality and morbidity tables, with modifications based on the Company’s experience. Anticipated premium payments and persistency rates vary by policy form, issue age, policy duration and certain other pricing factors.

Changes in future policy benefits and policy claims and other policyholders’ funds are reflected in earnings in the period adjustments are made.

Where applicable, benefit amounts expected to be recoverable from reinsurance companies who share in the risk are separately recorded as reinsurance recoverables.

Sources of Revenue
The Company’s principal sources of revenue include premiums, net investment income and policy and contract charges.

Premiums
Premiums include premiums on traditional life, DI and LTC insurance products and immediate annuities with a life contingent feature. Premiums are reported net of reinsurance ceded and are recognized as revenue when due.

Net Investment Income
Net investment income primarily includes interest income on fixed maturity securities, commercial mortgage loans, policy loans and cash and cash equivalents; the changes in fair value of certain derivatives; and the pro-rata share of net income or loss on equity method investments. Interest income is accrued as earned using the effective interest method, which makes an adjustment of the yield for premiums and discounts on all performing fixed maturity securities so that the related security or loan recognizes a constant rate of return on the outstanding balance throughout its term.

Policy and Contract Charges
Policy and contract charges include mortality and expense risk fees and certain other charges assessed on annuities and fixed and variable universal life insurance, which consist of cost of insurance charges, net of reinsurance premiums and cost of reinsurance for universal life insurance products, and administrative and surrender charges. Mortality and expense risk fees include risk, management and administration fees, which are generated directly and indirectly from the Company’s separate

RiverSource Life Insurance Co. of New York

account assets. Cost of insurance charges on fixed and variable universal life insurance and contract charges and surrender charges on annuities and fixed and variable universal life insurance are recognized as revenue when collected.

Net Realized Investment Gains
Net realized investment gains primarily include realized gains and losses on the sale of securities and charges for the other-than-temporary impairments of investments related to credit losses. Realized gains and losses on the sale of securities are recognized using the specific identification method, on a trade date basis.

Other Insurance and Operating Expenses
Other insurance and operating expenses include expenses allocated to the Company from Ameriprise Financial and RiverSource Life for the Company’s share of compensation, professional and consultant fees, and expenses associated with information technology and communications, facilities and equipment, advertising and promotion and legal and regulatory costs. Also included are commissions, sales and marketing expenses and other operating expenses. These expenses are presented net of acquisition cost deferrals.

Income Taxes
The taxable income of the Company and its parent, RiverSource Life, is included in the consolidated federal income tax return of Ameriprise Financial. Ameriprise Financial provides for income taxes on a separate return basis, except that, under an agreement between Ameriprise Financial and the Company, tax benefits are recognized for losses to the extent they can be used in the consolidated return. It is the policy of Ameriprise Financial that it will reimburse its subsidiaries for any tax benefits recorded. Inherent in the provision for income taxes are estimates and judgments regarding the tax treatment of certain items.

In connection with the provision for income taxes, the financial statements reflect certain amounts related to deferred tax assets and liabilities, which result from temporary differences between the assets and liabilities measured for financial statement purposes versus the assets and liabilities measured for tax return purposes.

The Company is required to establish a valuation allowance for any portion of its deferred tax assets that management believes will not be realized. Significant judgment is required in determining if a valuation allowance should be established and the amount of such allowance if required. Factors used in making this determination include estimates relating to the performance of the business including the ability to generate capital gains. Consideration is given to, among other things in making this determination: (i) future taxable income exclusive of reversing temporary differences and carryforwards; (ii) future reversals of existing taxable temporary differences; (iii) taxable income in prior carryback years; and (iv) tax planning strategies. Management may need to identify and implement appropriate planning strategies to ensure its ability to realize deferred tax assets and avoid the establishment of a valuation allowance with respect to such assets. Based on analysis of the Company’s tax position, management believes it is more likely than not that the results of future operations and implementation of tax planning strategies will generate sufficient taxable income to enable the Company to utilize all of its deferred tax assets. Accordingly, no valuation allowance has been established as of December 31, 2012 and 2011.

3.	RECENT ACCOUNTING PRONOUNCEMENTS

Adoption of New Accounting Standards

Comprehensive Income
In June 2011, the Financial Accounting Standards Board (“FASB”) updated the accounting standards related to the presentation of comprehensive income. The standard requires entities to present all nonowner changes in stockholders’ equity either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The standard is effective for interim and annual periods beginning after December 15, 2011. The Company retrospectively adopted the standard in 2012. The adoption of the standard did not impact the Company’s financial condition and results of operations. See the Company’s Statements of Comprehensive Income for the newly required statements.

Fair Value
In May 2011, the FASB updated the accounting standards related to fair value measurement and disclosure requirements. The standard requires entities, for assets and liabilities measured at fair value in the statement of financial position which are Level 3 fair value measurements, to disclose quantitative information about unobservable inputs and assumptions used in the measurements, a description of the valuation processes in place, and a qualitative discussion about the sensitivity of the measurements to changes in unobservable inputs and interrelationships between those inputs if a change in those inputs would result in a significantly different fair value measurement. In addition, the standard requires disclosure of fair value by level within the fair value hierarchy for each class of assets and liabilities not measured at fair value in the statement of financial position but for which the fair value is disclosed. The standard is effective for interim and annual periods beginning on or after

RiverSource Life Insurance Co. of New York

December 15, 2011. The Company adopted the standard in 2012. The adoption of the standard did not impact the Company’s financial condition and results of operations. See Note 11 for the required disclosures.

Transfers and Servicing: Reconsideration of Effective Control for Repurchase Agreements
In April 2011, the FASB updated the accounting standards related to accounting for repurchase agreements and other similar agreements. The standard modifies the criteria for determining when these transactions would be accounted for as secured borrowings as opposed to sales. The standard is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. The Company adopted the standard in 2012. The adoption of the standard did not impact the Company’s financial condition and results of operations.

Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts
In October 2010, the FASB updated the accounting standard for DAC. Under this new standard, only the following costs incurred in the acquisition of new and renewal insurance contracts are capitalizable as DAC: (i) incremental direct costs of a successful contract acquisition, (ii) portions of employees’ compensation and benefits directly related to time spent performing acquisition activities (that is, underwriting, policy issuance and processing, medical and inspection, and contract selling) for a contract that has been acquired, (iii) other costs related to acquisition activities that would not have been incurred had the acquisition of the contract not occurred, and (iv) advertising costs that meet the capitalization criteria in other GAAP guidance for certain direct-response marketing. All other acquisition related costs are expensed as incurred. The Company retrospectively adopted the new standard on January 1, 2012. See Note 1 for the effect of the change on affected financial statement line items for prior periods retrospectively adjusted and Note 2 for the Company’s accounting policies on DAC.

Receivables
In April 2011, the FASB updated the accounting standards for troubled debt restructurings. The new standard includes indicators that a lender should consider in determining whether a borrower is experiencing financial difficulties and provides clarification for determining whether the lender has granted a concession to the borrower. The standard sets the effective dates for troubled debt restructuring disclosures required by recent guidance on credit quality disclosures. The standard is effective for interim and annual periods beginning on or after June 15, 2011, and is to be applied retrospectively to modifications occurring on or after the beginning of the annual period of adoption. For purposes of measuring impairments of receivables that are considered impaired as a result of applying the new guidance, the standard should be applied prospectively for the interim or annual period beginning on or after June 15, 2011. The Company adopted the standard in 2011. The adoption did not have any effect on the Company’s financial condition and results of operations. See Note 5 for the required disclosures.

Fair Value
In January 2010, the FASB updated the accounting standards related to disclosures on fair value measurements. The standard expands the current disclosure requirements to include additional detail about significant transfers between Levels 1 and 2 within the fair value hierarchy and presents activity in the rollforward of Level 3 activity on a gross basis. The standard also clarifies existing disclosure requirements related to the level of disaggregation to be used for assets and liabilities as well as disclosures on the inputs and valuation techniques used to measure fair value. The standard is effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosure requirements related to the Level 3 rollforward, which are effective for interim and annual periods beginning after December 15, 2010. The Company adopted the standard in 2010, except for the additional disclosures related to the Level 3 rollforward, which the Company adopted in 2011. The adoption did not impact the Company’s financial condition and results of operations. See Note 11 for the required disclosures.

Future Adoption of New Accounting Standards

Comprehensive Income
In February 2013, the FASB updated the accounting standard related to comprehensive income. The update requires entities to provide information about significant amounts reclassified out of accumulated other comprehensive income. The standard is effective for interim and annual periods beginning after December 15, 2012 and is required to be applied prospectively. The adoption of the standard will not impact the Company’s financial condition and results of operations.

Balance Sheet
In December 2011, the FASB updated the accounting standards to require new disclosures about offsetting assets and liabilities. The standard requires an entity to disclose both gross and net information about certain financial instruments and transactions subject to master netting arrangements (or similar agreements) or eligible for offset in the statement of financial position. The standard is effective for interim and annual periods beginning on or after January 1, 2013 on a retrospective basis. The adoption of the standard is not expected to impact the Company’s financial condition and results of operations.

RiverSource Life Insurance Co. of New York

4.	INVESTMENTS

Available-for-Sale securities distributed by type were as follows:

	December 31, 2012
		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair	Noncredit
Description of Securities (in thousands)	Cost	Gains	Losses	Value	OTTI(1)

Fixed maturities:
Corporate debt securities	$1,159,474	$155,481	$(1,145)	$1,313,810	$2
Residential mortgage backed securities	195,099	12,292	(1,454)	205,937	(960)
Commercial mortgage backed securities	173,058	13,449	(57)	186,450	—
State and municipal obligations	85,901	19,197	—	105,098	—
Asset backed securities	61,388	3,986	(245)	65,129	—
U.S. government and agencies obligations	4,175	290	—	4,465	—
Foreign government bonds and obligations	3,541	780	—	4,321	—

Total	$1,682,636	$205,475	$(2,901)	$1,885,210	$(958)

	December 31, 2011
		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair	Noncredit
Description of Securities (in thousands)	Cost	Gains	Losses	Value	OTTI(1)

Fixed maturities:
Corporate debt securities	$1,111,888	$122,055	$(5,658)	$1,228,285	$—
Residential mortgage backed securities	221,299	11,358	(6,296)	226,361	(2,003)
Commercial mortgage backed securities	201,865	13,409	—	215,274	—
State and municipal obligations	86,592	14,082	—	100,674	—
Asset backed securities	50,943	3,462	(82)	54,323	—
U.S. government and agencies obligations	6,808	159	(10)	6,957	—
Foreign government bonds and obligations	3,794	512	(19)	4,287	—

Total	$1,683,189	$165,037	$(12,065)	$1,836,161	$(2,003)

(1)	Represents the amount of other-than-temporary impairment (“OTTI”) losses in accumulated other comprehensive income. Amount includes unrealized gains and losses on impaired securities subsequent to the initial impairment measurement date. These amounts are included in gross unrealized gains and losses as of the end of the period.

At both December 31, 2012 and 2011, fixed maturity securities comprised approximately 91% of the Company’s total investments. Rating agency designations are based on the availability of ratings from Nationally Recognized Statistical Rating Organizations (“NRSROs”), including Moody’s Investors Service (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) and Fitch Ratings Ltd. (“Fitch”). The Company uses the median of available ratings from Moody’s, S&P and Fitch, or if fewer than three ratings are available, the lower rating is used. When ratings from Moody’s, S&P and Fitch are unavailable, the Company may utilize ratings from other NRSROs or rate the securities internally. At December 31, 2012 and 2011, approximately $121.8 million and $72.9 million, respectively, of securities were internally rated by Columbia Management Investment Advisers, LLC using criteria similar to those used by NRSROs.

A summary of fixed maturity securities by rating was as follows:

	December 31, 2012			December 31, 2011
			Percent of			Percent of
	Amortized	Fair	Total Fair	Amortized	Fair	Total Fair
Ratings (in thousands, except percentages)	Cost	Value	Value	Cost	Value	Value

AAA	$365,730	$395,742	21%	$419,944	$451,021	24%
AA	84,505	101,192	5	106,426	118,091	6
A	329,686	366,516	20	260,218	285,900	16
BBB	796,182	912,696	48	783,338	873,970	48
Below investment grade	106,533	109,064	6	113,263	107,179	6

Total fixed maturities	$1,682,636	$1,885,210	100%	$1,683,189	$1,836,161	100%

At December 31, 2012 and 2011, approximately 36% and 37%, respectively, of the securities rated AAA were GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer were greater than 10% of total equity.

RiverSource Life Insurance Co. of New York

The following tables provide information about Available-for-Sale securities with gross unrealized losses and the length of time that individual securities have been in a continuous unrealized loss position:

(in thousands, except	December 31, 2012
number of securities)	Less than 12 months			12 months or more			Total

	Number of	Fair	Unrealized	Number of	Fair	Unrealized	Number of	Fair	Unrealized
Description of Securities:	Securities	Value	Losses	Securities	Value	Losses	Securities	Value	Losses

Corporate debt securities	34	$86,134	$(1,064)	2	$3,690	$(81)	36	$89,824	$(1,145)
Residential mortgage backed securities	1	3	—	15	21,153	(1,454)	16	21,156	(1,454)
Commercial mortgage backed securities	1	7,117	(57)	—	—	—	1	7,117	(57)
Asset backed securities	1	4,857	(45)	1	8,600	(200)	2	13,457	(245)

Total	37	$98,111	$(1,166)	18	$33,443	$(1,735)	55	$131,554	$(2,901)

(in thousands, except	December 31, 2011
number of securities)	Less than 12 months			12 months or more			Total

	Number of	Fair	Unrealized	Number of	Fair	Unrealized	Number of	Fair	Unrealized
Description of Securities:	Securities	Value	Losses	Securities	Value	Losses	Securities	Value	Losses

Corporate debt securities	36	$92,451	$(3,707)	1	$9,263	$(1,951)	37	$101,714	$(5,658)
Residential mortgage backed securities	9	19,446	(984)	15	21,021	(5,312)	24	40,467	(6,296)
Asset backed securities	1	8,600	(82)	—	—	—	1	8,600	(82)
U.S. government and agencies obligations	—	—	—	1	4,497	(10)	1	4,497	(10)
Foreign government bonds and obligations	2	527	(19)	—	—	—	2	527	(19)

Total	48	$121,024	$(4,792)	17	$34,781	$(7,273)	65	$155,805	$(12,065)

As part of the Company’s ongoing monitoring process, management determined that a majority of the gross unrealized losses on its Available-for-Sale securities are attributable to movement in credit spreads.

The following table presents a rollforward of the cumulative amounts recognized in the Statements of Income for other-than-temporary impairments related to credit losses on securities for which a portion of the securities’ total other-than-temporary impairments was recognized in other comprehensive income:

	Years Ended December 31,
(in thousands)	2012	2011	2010

Beginning balance	$2,727	$1,927	$1,894
Credit losses for which an other-than-temporary impairment was not previously recognized	36	646	—
Credit losses for which an other-than-temporary impairment was previously recognized	407	154	33
Reductions for securities sold during the period (realized)	(1,871)	—	—

Ending balance	$1,299	$2,727	$1,927

The change in net unrealized securities gains (losses) in other comprehensive income includes three components, net of tax: (i) unrealized gains (losses) that arose from changes in the market value of securities that were held during the period; (ii) (gains) losses that were previously unrealized, but have been recognized in current period net income due to sales of Available-for-Sale securities and due to the reclassification of noncredit other-than-temporary impairment losses to credit losses and (iii) other items primarily consisting of adjustments in asset and liability balances, such as DAC, DSIC, benefit reserves and reinsurance recoverables, to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized as of the respective balance sheet dates.

RiverSource Life Insurance Co. of New York

The following table presents a rollforward of the net unrealized securities gains on Available-for-Sale securities included in accumulated other comprehensive income:

			Accumulated Other
	Net		Comprehensive Income
	Unrealized		Related to Net
	Securities	Deferred	Unrealized Securities
(in thousands)	Gains	Income Tax	Gains

Balance at January 1, 2010	$46,452	$(16,227)	$30,225 (2)
Cumulative effect of accounting change	3,189	(1,116)	2,073 (1)
Net unrealized securities gains arising during the period(2)	60,672	(21,235)	39,437
Reclassification of net securities gains included in net income	(2,096)	734	(1,362)
Impact on DAC, DSIC, benefit reserves and reinsurance recoverables	(33,506)	11,695	(21,811)

Balance at December 31, 2010	74,711	(26,149)	48,562 (3)
Net unrealized securities gains arising during the period(2)	39,159	(13,706)	25,453
Reclassification of net securities gains included in net income	(678)	237	(441)
Impact on DAC, DSIC, benefit reserves and reinsurance recoverables	(13,008)	4,553	(8,455)

Balance at December 31, 2011	100,184	(35,065)	65,119 (3)
Net unrealized securities gains arising during the period(2)	50,065	(17,523)	32,542
Reclassification of net securities gains included in net income	(463)	162	(301)
Impact on DAC, DSIC, benefit reserves and reinsurance recoverables	(13,256)	4,640	(8,616)

Balance at December 31, 2012	$136,530	$(47,786)	$88,744 (3)

(1)	The Company retrospectively adopted a new accounting standard on January 1, 2012 for DAC. See Note 1 and Note 2 for additional information on the adoption impact.
(2)	Includes other-than-temporary impairment losses on Available-for-Sale securities related to factors other than credit that were recognized in other comprehensive income during the period.
(3)	Includes $(544) thousand, $(1.1) million and $(84) thousand, respectively, of noncredit related impairments on securities and net unrealized securities losses on previously impaired securities at December 31, 2012, 2011 and 2010, respectively.

Net realized gains and losses on Available-for-Sale securities, determined using the specific identification method, recognized in net realized investment gains were as follows:

	Years Ended December 31,
(in thousands)	2012	2011	2010

Gross realized investment gains	$1,086	$2,036	$2,636
Gross realized investment losses	(180)	(558)	(304)
Other-than-temporary impairments	(443)	(800)	(236)

Total	$463	$678	$2,096

Other-than-temporary impairments for the years ended December 31, 2012 and 2011 primarily related to credit losses on non-agency residential mortgage backed securities. Other-than-temporary impairments for the year ended December 31, 2010 primarily related to credit losses on non-agency residential mortgage backed securities as well as corporate debt securities in the gaming industry.

Available-for-Sale securities by contractual maturity at December 31, 2012 were as follows:

	Amortized	Fair
(in thousands)	Cost	Value

Due within one year	$109,222	$110,913
Due after one year through five years	362,253	387,061
Due after five years through 10 years	538,193	605,704
Due after 10 years	243,423	324,016

	1,253,091	1,427,694

Residential mortgage backed securities	195,099	205,937
Commercial mortgage backed securities	173,058	186,450
Asset backed securities	61,388	65,129

Total	$1,682,636	$1,885,210

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Residential mortgage backed securities, commercial mortgage backed securities and asset backed securities are not due at a single maturity date. As such, these securities were not included in the maturities distribution.

At December 31, 2012 and 2011, bonds carried at $307 thousand and $321 thousand, respectively, were on deposit with the State of New York as required by law.

RiverSource Life Insurance Co. of New York

Net investment income is summarized as follows:

	Years Ended December 31,
(in thousands)	2012	2011	2010

Income on fixed maturities	$88,409	$95,378	$97,813
Income on commercial mortgage loans	8,972	9,496	10,576
Income on policy loans and other investments	2,120	2,042	1,862

	99,501	106,916	110,251
Less: investment expenses	2,034	3,360	3,179

Total	$97,467	$103,556	$107,072

Net realized investment gains are summarized as follows:

	Years Ended December 31,
(in thousands)	2012	2011	2010

Fixed maturities	$463	$678	$2,096
Commercial mortgage loans	—	(36)	(450)
Cash equivalents	—	1	—

Total	$463	$643	$1,646

5.	FINANCING RECEIVABLES

The Company’s financing receivables include commercial mortgage loans and policy loans. Policy loans do not exceed the cash surrender value of the policy at origination. As there is minimal risk of loss related to policy loans, the Company does not record an allowance for loan losses for policy loans.

Allowance for Loan Losses

The following table presents a rollforward of the allowance for loan losses for the years ended and the ending balance of the allowance for loan losses by impairment method:

	December 31,

(in thousands)	2012	2011	2010

Commercial Mortgage Loans
Beginning balance	$2,038	$2,538	$2,088
Charge-offs	—	(500)	—
Provisions	—	—	450

Ending balance	$2,038	$2,038	$2,538

Individually evaluated for impairment	$—	$—	$500
Collectively evaluated for impairment	2,038	2,038	2038

The recorded investment in financing receivables by impairment method was as follows:

	December 31,

(in thousands)	2012	2011

Commercial Mortgage Loans
Individually evaluated for impairment	$1,671	$—
Collectively evaluated for impairment	155,659	155,331

Total	$157,330	$155,331

As of December 31, 2012 and 2011, the Company’s recorded investment in financing receivables individually evaluated for impairment for which there was no related allowance for loan losses was $1.7 million and nil, respectively.

Credit Quality Information

Nonperforming loans, which are generally loans 90 days or more past due, were nil as of both December 31, 2012 and 2011. All other loans were considered to be performing.

Commercial Mortgage Loans
The Company reviews the credit worthiness of the borrower and the performance of the underlying properties in order to determine the risk of loss on commercial mortgage loans. Based on this review, the commercial mortgage loans are assigned an internal risk rating, which management updates as necessary. Commercial mortgage loans which management has assigned its highest risk rating were 1% and nil of total commercial mortgage loans at December 31, 2012 and 2011, respectively. Loans with the highest risk rating represent distressed loans which the Company has identified as impaired or expects to

RiverSource Life Insurance Co. of New York

become delinquent or enter into foreclosure within the next six months. In addition, the Company reviews the concentrations of credit risk by region and property type.

Concentrations of credit risk of commercial mortgage loans by U.S. region were as follows:

	December 31, 2012			December 31, 2011

		Percent of	Funding		Percent of	Funding
(in thousands, except percentages)	Loans	Loans	Commitments	Loans	Loans	Commitments

South Atlantic	$43,744	28%	$2,600	$34,768	23%	$—
Mountain	22,905	14	1,500	21,795	14	2,400
Pacific	20,484	13	—	22,107	14	—
East North Central	20,276	13	—	26,527	17	—
Middle Atlantic	16,999	11	—	17,138	11	—
New England	13,717	9	—	14,503	9	—
East South Central	11,204	7	—	9,524	6	—
West North Central	5,918	4	—	4,101	3	—
West South Central	2,083	1	—	4,868	3	—

	157,330	100%	$4,100	155,331	100%	$2,400

Less: allowance for loan losses	2,038			2,038

Total	$155,292			$153,293

Concentrations of credit risk of commercial mortgage loans by property type were as follows:

	December 31, 2012			December 31, 2011

		Percent of	Funding		Percent of	Funding
(in thousands, except percentages)	Loans	Loans	Commitments	Loans	Loans	Commitments

Industrial	$44,383	28%	$1,500	$42,582	27%	$1,300
Retail	38,101	24	1,100	38,676	25	—
Office	35,384	22	—	42,358	27	1,100
Apartments	28,675	18	—	22,650	15	—
Hotel	3,752	3	—	4,020	3	—
Mixed Use	2,841	2	—	2,958	2	—
Other	4,194	3	1,500	2,087	1	—

	157,330	100%	$4,100	155,331	100%	$2,400

Less: allowance for loan losses	2,038			2,038

Total	$155,292			$153,293

6.	DEFERRED ACQUISITION COSTS AND DEFERRED SALES INDUCEMENT COSTS

The Company retrospectively adopted a new accounting standard for DAC in 2012. See Note 1 for the effect of the change on affected financial statement line items for prior periods retrospectively adjusted.

In the third quarter of the year, management conducts its annual review of insurance and annuity valuation assumptions relative to current experience and management expectations. To the extent that expectations change as a result of this review, management updates valuation assumptions. The impact in the third quarter of 2012 and 2011 primarily reflected the low interest rate environment and for 2012, the assumption of continued low interest rates over the near-term. As part of the third quarter 2010 process, management extended the projection periods used for its annuity products and revised client asset value growth rates assumed for variable annuity and VUL contracts.

The balances of and changes in DAC (subsequent to the adjustment for the new accounting standard) were as follows:

(in thousands)	2012	2011	2010

Balance at January 1	$133,032	$132,603	$128,741
Capitalization of acquisition costs	17,111	18,066	16,266
Amortization, excluding the impact of valuation assumptions review	(18,337)	(12,486)	(15,752)
Amortization, impact of valuation assumptions review	(1,200)	(2,200)	9,300
Impact of change in net unrealized securities gains	(2,902)	(2,951)	(5,952)

Balance at December 31	$127,704	$133,032	$132,603

RiverSource Life Insurance Co. of New York

The balances of and changes in DSIC were as follows:

(in thousands)	2012	2011	2010

Balance at January 1	$21,222	$23,947	$22,919
Capitalization of sales inducement costs	523	588	2,460
Amortization, excluding the impact of valuation assumptions review	(2,262)	(2,408)	(2,744)
Amortization, impact of valuation assumptions review	(800)	(400)	2,400
Impact of change in net unrealized securities gains	(441)	(505)	(1,088)

Balance at December 31	$18,242	$21,222	$23,947

7.	REINSURANCE

Generally, the Company currently reinsures 90% of the death benefit liability related to almost all individual fixed and variable universal life and term life insurance products. As a result, the Company typically retains and is at risk for 10% of each policy’s death benefit from the first dollar of coverage for new sales of these policies, subject to the reinsurers fulfilling their obligations. The Company began reinsuring risks at this level in 2002 for term life insurance and 2003 for individual fixed and variable universal life insurance. Policies issued prior to these dates are not subject to these same reinsurance levels. Generally, the maximum amount of life insurance risk retained by the Company is $1.5 million on a single life and $1.5 million on any flexible premium survivorship life policy. Risk on fixed and variable universal life policies is reinsured on a yearly renewable term basis. Risk on most term life policies starting in 2002 is reinsured on a coinsurance basis, a type of reinsurance in which the reinsurer participates proportionally in all material risks and premiums associated with a policy.

For existing LTC policies, the Company, for 1996 and later issues, ceded 50% of the risk on a coinsurance basis to Genworth Life Insurance Company of New York (“Genworth”) and retained the remaining risk.

The Company also has life insurance risk previously assumed under a reinsurance arrangement with an unaffiliated insurance company.

Generally, the Company retains at most $5,000 per month of risk per life on DI policies sold on policy forms introduced in August 2010 and reinsures the remainder of the risk on a coinsurance basis with unaffiliated reinsurance companies. The Company retains all risk for new claims on DI contracts sold on other policy forms. The Company also retains all risk on accidental death benefit claims and substantially all risk associated with waiver of premium provisions.

At December 31, 2012 and 2011, traditional life and universal life insurance in force aggregated $10.9 billion and $11.0 billion, respectively, of which $7.3 billion and $7.1 billion were reinsured at the respective year ends. Life insurance in force is reported on a statutory basis.

The effect of reinsurance on premiums was as follows:

	Years Ended December 31,
(in thousands)	2012	2011	2010

Direct premiums	$31,083	$34,635	$36,261
Reinsurance ceded	(6,568)	(10,932)	(9,855)

Net premiums	$24,515	$23,703	$26,406

Policy and contract charges are presented on the Statements of Income net of $9.1 million, $3.6 million and $3.2 million of reinsurance ceded for the years ended December 31, 2012, 2011 and 2010, respectively.

Reinsurance recovered from reinsurers was $7.5 million, $5.8 million and $3.2 million for the years ended December 31, 2012, 2011 and 2010, respectively. Reinsurance contracts do not relieve the Company from its primary obligation to policyholders.

Reinsurance recoverables include approximately $72.9 million and $67.1 million related to LTC risk ceded to Genworth as of December 31, 2012 and 2011, respectively. Future policy benefits include $3.3 million and $3.9 million related to an assumed reinsurance arrangement as of December 31, 2012 and 2011, respectively.

8.	FUTURE POLICY BENEFITS, POLICY CLAIMS AND OTHER POLICYHOLDERS’ FUNDS AND SEPARATE ACCOUNT LIABILITIES
The Company retrospectively adopted a new accounting standard for DAC in 2012. See Note 1 for the effect of the change on affected financial statement line items for prior periods retrospectively adjusted.

RiverSource Life Insurance Co. of New York

Future policy benefits (subsequent to the adjustment for the new accounting standard) and policy claims and other policyholders’ funds consisted of the following:

	December 31,
(in thousands)	2012	2011

Fixed annuities	$1,161,952	$1,175,207
Variable annuity fixed sub-accounts	236,008	234,734
Variable annuity GMWB	36,060	66,621
Variable annuity GMAB	5,912	13,632
Other variable annuity guarantees	812	668

Total annuities	1,440,744	1,490,862
VUL/UL insurance	173,994	167,546
IUL accumulated host values	1,492	—
IUL embedded derivatives	998	—
VUL/UL insurance additional liabilities	19,337	14,315
Other life, DI and LTC insurance	335,015	309,426

Total future policy benefits	1,971,580	1,982,149
Policy claims and other policyholders’ funds	7,261	6,753

Total future policy benefits and policy claims and other policyholders’ funds	$1,978,841	$1,988,902

Separate account liabilities consisted of the following:

	December 31,
(in thousands)	2012	2011

Variable annuity variable sub-accounts	$3,442,505	$3,094,544
VUL insurance variable sub-accounts	343,453	318,004
Other insurance variable sub-accounts	973	927

Total	$3,786,931	$3,413,475

Fixed Annuities
Fixed annuities include both deferred and payout contracts. Deferred contracts offer a guaranteed minimum rate of interest and security of the principal invested. Payout contracts guarantee a fixed income payment for life or the term of the contract. The Company generally invests the proceeds from the annuity payments in fixed rate securities.

Variable Annuities
Purchasers of variable annuities can select from a variety of investment options and can elect to allocate a portion to a fixed account. A vast majority of the premiums received for variable annuity contracts are held in separate accounts where the assets are held for the exclusive benefit of those contractholders.

Most of the variable annuity contracts issued by the Company contain one or more guaranteed benefits, including GMWB, GMAB, GMDB and GGU provisions. The Company previously offered contracts with GMIB provisions. See Note 2 and Note 9 for additional information regarding the Company’s variable annuity guarantees. The Company does not currently hedge its risk under the GMDB, GGU and GMIB provisions. See Note 14 for additional information regarding derivative instruments used to hedge risks related to GMWB and GMAB provisions.

Insurance Liabilities
VUL/UL is the largest group of insurance policies written by the Company. Purchasers of VUL can select from a variety of investment options and can elect to allocate a portion to a fixed account or a separate account. A vast majority of the premiums received for VUL policies are held in separate accounts where the assets are held for the exclusive benefit of those policyholders. In 2012, the Company began offering IUL insurance. IUL is similar to UL in many regards, although the rate of credited interest above the minimum guarantee for funds allocated to the indexed account is linked to the S&P 500 Index (subject to a cap). The policyholder may allocate all or a portion of the policy value to a fixed or indexed account. The Company also offers term insurance as well as disability products. The Company no longer offers standalone LTC products but has in force policies from prior years. Insurance liabilities include accumulation values, unpaid reported claims, incurred but not reported claims and obligations for anticipated future claims.

Portions of the Company’s fixed and variable universal life policies have product features that result in profits followed by losses from the insurance component of the policy. These profits followed by losses can be generated by the cost structure of the product or secondary guarantees in the policy. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges.

RiverSource Life Insurance Co. of New York

9.	VARIABLE ANNUITY AND INSURANCE GUARANTEES

The majority of the variable annuity contracts offered by the Company contain GMDB provisions. The Company also offers variable annuities with GGU, GMWB and GMAB provisions. The Company previously offered contracts containing GMIB provisions. See Note 2 and Note 8 for additional information regarding the Company’s variable annuity guarantees.

The GMDB provisions provide a specified minimum return upon death of the contractholder. The death benefit payable is the greater of (i) the contract value less any purchase payment credits subject to recapture and less a pro-rata portion of any rider fees, or (ii) the GMDB provisions specified in the contract. The Company has three primary GMDB provisions:

•	Return of premium — provides purchase payments minus adjusted partial surrenders.

•	Reset — provides that the value resets to the account value every sixth contract anniversary minus adjusted partial surrenders. This provision was often provided in combination with the return of premium provision and is no longer offered.

•	Ratchet — provides that the value ratchets up to the maximum account value at specified anniversary intervals, plus subsequent purchase payments less adjusted partial surrenders.

The variable annuity contracts with GMWB riders typically have account values that are based on an underlying portfolio of mutual funds, the values of which fluctuate based on fund performance. At issue, the guaranteed amount is equal to the amount deposited but the guarantee may be increased annually to the account value (a “step-up”) in the case of favorable market performance.

The Company has GMWB riders in force, which contain one or more of the following provisions:

•	Withdrawals at a specified rate per year until the amount withdrawn is equal to the guaranteed amount.

•	Withdrawals at a specified rate per year for the life of the contractholder (“GMWB for life”).

•	Withdrawals at a specified rate per year for joint contractholders while either is alive.

•	Withdrawals based on performance of the contract.

•	Withdrawals based on the age withdrawals begin.

•	Once withdrawals begin, the contractholder’s funds are moved to one of the three least aggressive asset allocation models.

•	Credits are applied annually for a specified number of years to increase the guaranteed amount as long as withdrawals have not been taken.

Variable annuity contractholders age 79 or younger at contract issue can also obtain a principal-back guarantee by purchasing the optional GMAB rider for an additional charge. The GMAB rider guarantees that, regardless of market performance at the end of the 10-year waiting period, the contract value will be no less than the original investment or 80% of the highest anniversary value, adjusted for withdrawals. If the contract value is less than the guarantee at the end of the 10 year period, a lump sum will be added to the contract value to make the contract value equal to the guarantee value.

Certain UL policies offered by the Company provide secondary guarantee benefits. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges.

RiverSource Life Insurance Co. of New York

The following table provides information related to variable annuity guarantees for which the Company has established additional liabilities:

	December 31, 2012				December 31, 2011

		Contract		Weighted		Contract
	Total	Value in	Net	Average	Total	Value in	Net
Variable Annuity Guarantees by Benefit Type(1)	Contract	Separate	Amount	Attained	Contract	Separate	Amount	Weighted Average
(in thousands, except age)	Value	Accounts	at Risk(2)	Age	Value	Accounts	at Risk(2)	Attained Age

GMDB:
Return of premium	$2,328,861	$2,253,448	$2,333	63	$2,011,895	$1,938,491	$17,231	62
Five/six-year reset	600,825	459,887	6,551	63	632,457	489,347	17,853	62
One-year ratchet	493,086	477,445	3,552	64	447,460	433,022	22,175	64
Five-year ratchet	199,317	194,264	586	62	181,760	177,014	4,008	61

Total — GMDB	$3,622,089	$3,385,044	$13,022	63	$3,273,572	$3,037,874	$61,267	62

GGU death benefit	$—	$—	$—	—	$129	$114	$—	52
GMIB	$18,405	$17,395	$2,485	63	$19,084	$17,954	$4,072	63
GMWB:
GMWB	$234,505	$233,455	$1,580	66	$231,605	$230,593	$12,287	65
GMWB for life	1,526,459	1,516,433	9,083	65	1,243,218	1,236,664	40,035	64

Total — GMWB	$1,760,964	$1,749,888	$10,663	65	$1,474,823	$1,467,257	$52,322	64

GMAB	$259,478	$259,004	$249	57	$233,835	$233,544	$3,756	56

(1)	Individual variable annuity contracts may have more than one guarantee and therefore may be included in more than one benefit type. Variable annuity contracts for which the death benefit equals the account value are not shown in this table.

(2)	Represents the current guaranteed benefit amount in excess of the current contract value. GMIB, GMWB and GMAB benefits are subject to waiting periods and payment periods specified in the contract.

Changes in additional liabilities for variable annuity and insurance guarantees were as follows:

(in thousands)	GMDB & GGU	GMIB	GMWB	GMAB	UL

Balance at January 1, 2010	$325	$384	$9,188	$4,374	$1,231
Incurred claims	661	64	8,630	81	4,926
Paid claims	(769)	—	—	—	(81)

Balance at December 31, 2010	217	448	17,818	4,455	6,076
Incurred claims	309	31	48,803	9,177	3,016
Paid claims	(337)	—	—	—	(9)

Balance at December 31, 2011	189	479	66,621	13,632	9,083
Incurred claims	656	13	(30,561)	(7,720)	4,351
Paid claims	(525)	—	—	—	(1,150)

Balance at December 31, 2012	$320	$492	$36,060	$5,912	$12,284

The liabilities for guaranteed benefits are supported by general account assets.

The following table summarizes the distribution of separate account balances by asset type for variable annuity contracts providing guaranteed benefits:

	December 31,
(in thousands)	2012	2011

Mutual funds:
Equity	$1,711,910	$1,627,641
Bond	1,424,663	1,313,343
Other	250,467	106,383

Total mutual funds	$3,387,040	$3,047,367

No gains or losses were recognized on assets transferred to separate accounts for the years ended December 31, 2012, 2011 and 2010.

10.	LINE OF CREDIT

The Company has available a committed line of credit with Ameriprise Financial aggregating the lesser of $25 million or 5% of the Company’s statutory admitted assets as of the prior year end. Prior to August 1, 2012, the interest rate for any borrowings is established by reference to LIBOR. This line of credit is renewed annually on August 1st with Ameriprise Financial and filed with the New York Department. In August 2012, an amendment to this agreement increased the interest rate to LIBOR plus 90 basis points, subject to adjustment based on debt ratings of the senior unsecured debt of Ameriprise Financial. There were no amounts outstanding on this line of credit at December 31, 2012 and 2011.

RiverSource Life Insurance Co. of New York

11.	FAIR VALUES OF ASSETS AND LIABILITIES

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit price. The exit price assumes the asset or liability is not exchanged subject to a forced liquidation or distressed sale.

Valuation Hierarchy
The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input that is significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

Level 1	Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.

Level 2	Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.

Level 3	Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The following tables present the balances of assets and liabilities measured at fair value on a recurring basis:

	December 31, 2012
(in thousands)	Level 1	Level 2	Level 3	Total

Assets
Available-for-Sale securities:
Fixed maturities:
Corporate debt securities	$—	$1,183,356	$130,454	$1,313,810
Residential mortgage backed securities	—	205,937	—	205,937
Commercial mortgage backed securities	—	173,710	12,740	186,450
State and municipal obligations	—	105,098	—	105,098
Asset backed securities	—	54,566	10,563	65,129
U.S. government and agencies obligations	1,369	3,096	—	4,465
Foreign government bonds and obligations	—	4,321	—	4,321

Total Available-for-Sale securities: Fixed maturities	1,369	1,730,084	153,757	1,885,210
Cash equivalents	—	29,900	—	29,900
Other assets:
Interest rate derivative contracts	—	38,757	—	38,757
Equity derivative contracts	7,645	16,407	—	24,052

Total other assets	7,645	55,164	—	62,809
Separate account assets	—	3,786,931	—	3,786,931

Total assets at fair value	$9,014	$5,602,079	$153,757	$5,764,850

Liabilities
Future policy benefits:
IUL embedded derivatives	$—	$998	$—	$998
GMWB and GMAB embedded derivatives	—	—	39,934	39,934	(1)

Total future policy benefits	—	998	39,934	40,932
Other liabilities:
Interest rate derivative contracts	—	3,023	—	3,023
Equity derivative contracts	—	18,810	—	18,810

Total other liabilities	—	21,833	—	21,833

Total liabilities at fair value	$—	$22,831	$39,934	$62,765

(1)	The Company’s adjustment for nonperformance risk resulted in a $19.9 million cumulative decrease to the embedded derivative liability.

RiverSource Life Insurance Co. of New York

	December 31, 2011
(in thousands)	Level 1	Level 2	Level 3	Total

Assets
Available-for-Sale securities:
Fixed maturities:
Corporate debt securities	$—	$1,146,698	$81,587	$1,228,285
Residential mortgage backed securities	—	222,947	3,414	226,361
Commercial mortgage backed securities	—	215,238	36	215,274
State and municipal obligations	—	100,674	—	100,674
Asset backed securities	—	43,773	10,550	54,323
U.S. government and agencies obligations	1,425	5,532	—	6,957
Foreign government bonds and obligations	—	4,287	—	4,287

Total Available-for-Sale securities: Fixed maturities	1,425	1,739,149	95,587	1,836,161
Cash equivalents	—	81,690	—	81,690
Other assets:
Interest rate derivative contracts	—	32,604	—	32,604
Equity derivative contracts	2,208	51,006	—	53,214

Total other assets	2,208	83,610	—	85,818
Separate account assets	—	3,413,475	—	3,413,475

Total assets at fair value	$3,633	$5,317,924	$95,587	$5,417,144

Liabilities
Future policy benefits:
GMWB and GMAB embedded derivatives	$—	$—	$79,451	$79,451	(1)
Other liabilities:
Interest rate derivative contracts	—	1,433	—	1,433
Equity derivative contracts	—	8,878	—	8,878

Total other liabilities	—	10,311	—	10,311

Total liabilities at fair value	$—	$10,311	$79,451	$89,762

(1)	The Company’s adjustment for nonperformance risk resulted in a $25.4 million cumulative decrease to the embedded derivative liability.

The following tables provide a summary of changes in Level 3 assets and liabilities measured at fair value on a recurring basis:

							Future Policy
	Available-for-Sale Securities: Fixed Maturities						Benefits:
		Residential	Commercial				GMWB and
	Corporate	Mortgage	Mortgage	Asset			GMAB
	Debt	Backed	Backed	Backed			Embedded
(in thousands)	Securities	Securities	Securities	Securities	Total		Derivatives

Balance, January 1, 2012	$81,587	$3,414	$36	$10,550	$95,587		$(79,451)
Total gains (losses) included in:
Net income	(186)	(218)	137	114	(153	)(1)	50,808 (2)
Other comprehensive income	413	654	438	(101)	1,404		—
Purchases	55,096	—	—	—	55,096		—
Sales	—	—	—	—	—		—
Issues	—	—	—	—	—		(10,750)
Settlements	(6,456)	(278)	(25)	—	(6,759)		(541)
Transfers into Level 3	—	—	12,154	—	12,154		—
Transfers out of Level 3	—	(3,572)	—	—	(3,572)		—

Balance, December 31, 2012	$130,454	$—	$12,740	$10,563	$153,757		$(39,934)

Changes in unrealized gains (losses) relating to assets and liabilities held at December 31, 2012 included in:
Net investment income	$(186)	$—	$137	$114	$65		$—
Benefits, claims, losses and settlement expenses	—	—	—	—	—		49,074

(1)	Represents a $218 thousand loss included in net realized investment gains and a $65 thousand gain included in net investment income in the Statements of Income.

(2)	Included in benefits, claims, losses and settlement expenses in the Statements of Income.

RiverSource Life Insurance Co. of New York

						Future Policy
	Available-for-Sale Securities: Fixed Maturities					Benefits:
		Residential	Commercial			GMWB and
	Corporate	Mortgage	Mortgage	Asset		GMAB
	Debt	Backed	Backed	Backed		Embedded
(in thousands)	Securities	Securities	Securities	Securities	Total	Derivatives

Balance, January 1, 2011	$79,053	$111,603	$2,100	$11,243	$203,999	$(21,650)
Total gains (losses) included in:
Net income	939	2,421	—	140	3,500 (1)	(49,103	)(2)
Other comprehensive income	1,296	(5,949)	(5)	(833)	(5,491)	—
Purchases	10,399	—	—	—	10,399	—
Sales	(6,774)	—	—	—	(6,774)	—
Issues	—	—	—	—	—	(8,028)
Settlements	(3,773)	(19,894)	(39)	—	(23,706)	(670)
Transfers into Level 3	447	—	—	—	447	—
Transfers out of Level 3	—	(84,767)	(2,020)	—	(86,787)	—

Balance, December 31, 2011	$81,587	$3,414	$36	$10,550	$95,587	$(79,451)

Changes in unrealized gains (losses) relating to assets and liabilities held at December 31, 2011 included in:
Net investment income	$(27)	$44	$—	$140	$157	$—
Net realized investment gains (losses)	—	(800)	—	—	(800)	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	(49,503)

(1)	Represents a $149 thousand gain included in net realized investment gains and a $3.4 million gain included in net investment income in the Statements of Income.

(2)	Included in benefits, claims, losses and settlement expenses in the Statements of Income.

								Future Policy
	Available-for-Sale Securities: Fixed Maturities							Benefits:
		Residential	Commercial					GMWB and
	Corporate	Mortgage	Mortgage	Asset				GMAB
	Debt	Backed	Backed	Backed		Other		Embedded
(in thousands)	Securities	Securities	Securities	Securities	Total	Assets		Derivatives

Balance, January 1, 2010	$67,825	$127,392	$142	$10,192	$205,551	$137		$(13,413)
Total gains (losses) included in:
Net income	6	3,534	1	85	3,626 (1)	(137	)(2)	(1,334	)(3)
Other comprehensive income	3,245	9,529	(4)	966	13,736	—		—
Purchases, sales, issues and settlements, net	7,977	(28,852)	1,961	—	(18,914)	—		(6,903)
Transfers into Level 3	—	—	—	—	—	—		—
Transfers out of Level 3	—	—	—	—	—	—		—

Balance, December 31, 2010	$79,053	$111,603	$2,100	$11,243	$203,999	$—		$(21,650)

Changes in unrealized gains (losses) relating to assets and liabilities held at December 31, 2010 included in:
Net investment income	$6	$3,556	$—	$85	$3,647	$—		$—
Net realized investment gains (losses)	—	(33)	—	—	(33)	—		—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—		(2,113)

(1)	Represents a $33 thousand loss included in net realized investment gains and a $3.7 million gain included in net investment income in the Statements of Income.

(2)	Included in net investment income in the Statements of Income.

(3)	Included in benefits, claims, losses and settlement expenses in the Statements of Income.

The impact to pretax income of the Company’s adjustment for nonperformance risk on the fair value of its GMWB and GMAB embedded derivatives was a decrease of $3.9 million and increases of $11.2 million and $1.3 million, net of DAC and DSIC amortization, for the years ended December 31, 2012, 2011 and 2010, respectively.

During the years ended December 31, 2012 and 2011, transfers from Level 3 to Level 2 included certain non-agency residential mortgage backed securities with a fair value of approximately $3.6 million and $84.8 million, respectively. The transfers reflect improved pricing transparency of these securities, a continuing trend of increased activity in the non-agency residential mortgage backed securities market and observability of significant inputs to the valuation methodology. All other securities transferred from Level 3 to Level 2 represent securities with fair values that are now obtained from a third party pricing service with observable inputs. Securities transferred from Level 2 to Level 3 represent securities with fair values that are now based on a single non-binding broker quote. The Company recognizes transfers between levels of the fair value

RiverSource Life Insurance Co. of New York

hierarchy as of the beginning of the quarter in which each transfer occurred. For assets and liabilities held at the end of the reporting periods that are measured at fair value on a recurring basis, there were no transfers between Level 1 and Level 2.

The following table provides a summary of the significant unobservable inputs used in the fair value measurements developed by the Company or reasonably available to the Company of Level 3 assets and liabilities at December 31, 2012:

				Range
	Fair Value	Valuation Technique	Unobservable Input	(Weighted Average)

	(in thousands)
Corporate debt securities (private placements)	$130,144	Discounted cash flow	Yield/spread to U.S. Treasuries	1.1 – 5.0% (2.2%	)
GMWB and GMAB embedded derivatives	$39,934	Discounted cash flow	Utilization of guaranteed withdrawals(1)	0.0% – 56.4%
			Surrender rate	0.0% – 56.3%
			Market volatility(2)	5.6% – 21.2%
			Nonperformance risk(3)	97 bps

(1)	The utilization of the guaranteed withdrawals represents the percentage of policyholders that will begin withdrawing in any given year.

(2)	Market volatility is implied volatility of fund of funds.

(3)	The nonperformance risk is the spread added to the observable interest rates used in the valuation of the embedded derivative.

Level 3 measurements not included in the table above are obtained from non-binding broker quotes where unobservable inputs are not reasonably available to the Company.

Sensitivity of Fair Value Measurements to Changes in Unobservable Inputs
Significant increases (decreases) in the yield/spread to U.S. Treasuries used in the fair value measurement of Level 3 corporate debt securities in isolation would result in a significantly lower (higher) fair value measurement.

Significant increases (decreases) in utilization and volatility used in the fair value measurement of the GMWB and GMAB embedded derivatives in isolation would result in a significantly higher (lower) fair value measurement. Significant increases (decreases) in surrender rate and nonperformance risk used in the fair value measurement of the GMWB and GMAB embedded derivatives in isolation would result in a significantly lower (higher) fair value measurement. Utilization of guaranteed withdrawals and surrender rates vary with the type of rider, the duration of the policy, the age of the contractholder, the distribution system and whether the value of the guaranteed benefit exceeds the contract accumulation value.

Determination of Fair Value
The Company uses valuation techniques consistent with the market and income approaches to measure the fair value of its assets and liabilities. The Company’s market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. The Company’s income approach uses valuation techniques to convert future projected cash flows to a single discounted present value amount. When applying either approach, the Company maximizes the use of observable inputs and minimizes the use of unobservable inputs.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy.

Assets

Cash Equivalents
Cash equivalents include highly liquid investments with original maturities of 90 days or less. Cash equivalents are classified as Level 2 and measured at amortized cost, which is a reasonable estimate of fair value because of the short time between the purchase of the instrument and its expected realization.

Available-for-Sale Securities
When available, the fair value of securities is based on quoted prices in active markets. If quoted prices are not available, fair values are obtained from third party pricing services, non-binding broker quotes, or other model-based valuation techniques. Level 1 securities include U.S. Treasuries. Level 2 securities include corporate bonds, residential mortgage backed securities, commercial mortgage backed securities, municipal bonds, asset backed securities and U.S. agency and foreign government securities. The fair value of these Level 2 securities is based on a market approach with prices obtained from third party pricing services. Observable inputs used to value these securities can include, but are not limited to, reported trades, benchmark yields, issuer spreads and non-binding broker quotes. Level 3 securities primarily include certain corporate bonds, non-agency residential mortgage backed securities, commercial mortgage backed securities and asset backed securities. The fair value of corporate bonds, non-agency residential mortgage backed securities, commercial mortgage backed securities and certain asset backed securities classified as Level 3 is typically based on a single non-binding broker quote. The underlying inputs used for some of the non-binding broker quotes are not readily available to the Company.

RiverSource Life Insurance Co. of New York

In consideration of the above, management is responsible for the fair values recorded on the financial statements. Prices received from third party pricing services are subjected to exception reporting that identifies investments with significant daily price movements as well as no movements. The Company reviews the exception reporting and resolves the exceptions through reaffirmation of the price or recording an appropriate fair value estimate. The Company also performs subsequent transaction testing. The Company performs annual due diligence of third party pricing services. The Company’s due diligence procedures include assessing the vendor’s valuation qualifications, control environment, analysis of asset-class specific valuation methodologies, and understanding of sources of market observable assumptions and unobservable assumptions, if any, employed in the valuation methodology. The Company also considers the results of its exception reporting controls and any resulting price challenges that arise.

Separate Account Assets
The fair value of assets held by separate accounts is determined by the net asset value (“NAV”) of the funds in which those separate accounts are invested. The NAV represents the exit price for the separate account. Separate account assets are classified as Level 2 as they are traded in principal-to-principal markets with little publicly released pricing information.

Other Assets
Derivatives that are measured using quoted prices in active markets, such as derivatives that are exchange-traded, are classified as Level 1 measurements. The fair value of derivatives that are traded in less active over-the-counter (“OTC”) markets are generally measured using pricing models with market observable inputs such as interest rates and equity index levels. These measurements are classified as Level 2 within the fair value hierarchy and include swaps and the majority of options. The counterparties’ nonperformance risk associated with uncollateralized derivative assets was immaterial at December 31, 2012 and 2011. See Note 14 for further information on the credit risk of derivative instruments and related collateral.

Liabilities

Future Policy Benefits
The Company values the embedded derivative liability attributable to the provisions of certain variable annuity riders using internal valuation models. These models calculate fair value by discounting expected cash flows from benefits plus margins for profit, risk and expenses less embedded derivative fees. The projected cash flows used by these models include observable capital market assumptions and incorporate significant unobservable inputs related to contractholder behavior assumptions, implied volatility and margins for risk, profit and expenses that the Company believes an exit market participant would expect. The fair value of these embedded derivatives also reflects a current estimate of the Company’s nonperformance risk specific to these liabilities. Given the significant unobservable inputs to this valuation, these measurements are classified as Level 3. The embedded derivative liability attributable to these provisions is recorded in future policy benefits.

The Company’s Corporate Actuarial Department calculates the fair value of the GMWB and GMAB embedded derivatives on a monthly basis. During this process, control checks are performed to validate the completeness of the data. Actuarial management approves various components of the valuation along with the final results. The change in the fair value of the embedded derivatives is reviewed monthly with senior management. The Level 3 inputs into the valuation are consistent with the pricing assumptions and updated as experience develops. Significant unobservable inputs that reflect policyholder behavior are reviewed quarterly along with other valuation assumptions.

The Company uses various Black-Scholes calculations to determine the fair value of the embedded derivative liability associated with the provisions of its IUL products. The inputs to these calculations are primarily market observable and include interest rates, volatilities and equity index levels. As a result, these measurements are classified as Level 2.

Other Liabilities
The fair value of derivatives that are traded in less active OTC markets are generally measured using pricing models with market observable inputs such as interest rates and equity index levels. These measurements are classified as Level 2 within the fair value hierarchy and include swaps and options. The Company’s nonperformance risk associated with uncollateralized derivative liabilities was immaterial at December 31, 2012 and 2011. See Note 14 for further information on the credit risk of derivative instruments and related collateral.

During the reporting periods, there were no material assets or liabilities measured at fair value on a nonrecurring basis.

RiverSource Life Insurance Co. of New York

The following table provides the carrying value and the estimated fair value of financial instruments that are not reported at fair value. All other financial instruments that are reported at fair value have been included above in the table with balances of assets and liabilities measured at fair value on a recurring basis.

	December 31,					December 31,
	2012					2011

	Carrying	Fair Value				Carrying	Fair
(in thousands)	Value	Level 1	Level 2	Level 3	Total	Value	Value

Financial Assets
Commercial mortgage loans, net	$155,292	$—	$—	$166,663	$166,663	$153,293	$164,125
Policy loans	39,389	—	—	38,031	38,031	37,367	36,190
Restricted cash	3,500	3,500	—	—	3,500	—	—

Financial Liabilities
Future policy benefits	$1,065,611	$—	$—	$1,181,409	$1,181,409	$1,075,262	$1,171,288
Separate account liabilities	5,811	—	5,811	—	5,811	7,557	7,557

Commercial Mortgage Loans, Net
The fair value of commercial mortgage loans, except those with significant credit deterioration, is determined by discounting contractual cash flows using discount rates that reflect current pricing for loans with similar remaining maturities and characteristics, including loan-to-value ratio, occupancy rate, refinance risk, debt-service coverage, location, and property condition. For commercial mortgage loans with significant credit deterioration, fair value is determined using the same adjustments as above with an additional adjustment for the Company’s estimate of the amount recoverable on the loan. Given the significant unobservable inputs to this valuation, these measurements are classified as Level 3.

Policy Loans
The fair value of policy loans is determined using discounted cash flows and are classified as Level 3 as the discount rate used may be adjusted for the underlying performance of individual policies.

Restricted Cash
Restricted cash is generally set aside for specific business transactions and restrictions are specific to the Company and do not transfer to third party market participants; therefore, the carrying amount is a reasonable estimate of fair value. The fair value of restricted cash is classified as Level 1.

Future Policy Benefits
The fair value of fixed annuities, in deferral status, is determined by discounting cash flows using a risk neutral discount rate with adjustments for profit margin, expense margin, early policy surrender behavior, a provision for adverse deviation from estimated early policy surrender behavior and the Company’s nonperformance risk specific to these liabilities. The fair value of other liabilities including non-life contingent fixed annuities in payout status and the fixed portion of a small number of variable annuity contracts classified as investment contracts is determined in a similar manner. Given the use of significant unobservable inputs to these valuations, the measurements are classified as Level 3.

Separate Account Liabilities
Certain separate account liabilities are classified as investment contracts and are carried at an amount equal to the related separate account assets. The NAV of the related separate account assets represents the exit price for the separate account liabilities. Separate account liabilities are classified as Level 2 as they are traded in principal-to-principal markets with little publicly released pricing information. A nonperformance adjustment is not included as the related separate account assets act as collateral for these liabilities and minimize nonperformance risk.

12.	RELATED PARTY TRANSACTIONS
Columbia Management Investment Advisers, LLC is the investment manager for the proprietary mutual funds used as investment options by the Company’s variable annuity contractholders and variable life insurance policyholders. The Company provides all fund management services, other than investment management, and is compensated for the administrative services it provides. For the years ended December 31, 2012, 2011 and 2010, the Company received $13.0 million, $11.9 million and $7.5 million, respectively, from Columbia Management Investment Advisers, LLC for these services.

Charges by Ameriprise Financial and affiliated companies to the Company for use of joint facilities, technology support, marketing services and other services aggregated $27.6 million, $30.7 million and $27.9 million for 2012, 2011 and 2010, respectively. Certain of these costs are included in DAC. Expenses allocated to the Company may not be reflective of expenses that would have been incurred by the Company on a stand-alone basis.

RiverSource Life Insurance Co. of New York

During 2012, 2011 and 2010, the Company paid cash dividends of $50.0 million, $78.6 million and $28.2 million, respectively, to RiverSource Life. Prior to paying these dividends, the Company provided notification to the New York Department and received a response indicating that they did not object to the payments.

The taxable income of the Company and its parent, RiverSource Life, is included in the consolidated federal income tax return of Ameriprise Financial. At December 31, 2012, the Company had an amount due from Ameriprise Financial for federal income taxes of $2.7 million. At December 31, 2011, the Company had an amount due to Ameriprise Financial for federal income taxes of $1.0 million. Amounts due to RiverSource Life for federal income taxes were $6.7 million at both December 31, 2012 and 2011.

13.	STATUTORY ACCOUNTING PRINCIPLES AND REQUIREMENTS
State insurance statutes contain limitations as to the amount of dividends that insurers may make without providing prior notification to state regulators. For the Company, dividends which exceed the lesser of 10% of statutory surplus as of the immediately preceding year-end or statutory net gain (loss) from operations for the immediately preceding calendar year would require pre-notification to the New York Department and are subject to potential disapproval. Statutory net gain (loss) from operations was $93.2 million, $(3.8) million and $59.5 million for the years ended December 31, 2012, 2011 and 2010, respectively.

The Company retrospectively adopted a new accounting standard for DAC in 2012. See Note 1 for the effect of the change on affected financial statement line items for prior periods retrospectively adjusted.

Reconciliations of net income and shareholder’s equity, as shown in the accompanying GAAP financial statements, (subsequent to the adjustment for the new accounting standard) to that determined using statutory accounting principles prescribed by the State of New York (“SAP”) are as follows:

Net Income

	Years Ended December 31,
(in thousands)	2012	2011	2010

Net income, per accompanying GAAP financial statements	$37,818	$38,796	$48,512
Capitalization/amortization of DAC, net (GAAP item)	2,426	(3,380)	(9,814)
Capitalization/amortization of DSIC, net (GAAP item)	2,539	2,220	(2,116)
Change in deferred income taxes(1)(2)	2,878	(4,970)	4,767
Change in future policy benefits(1)	(5,403)	(5,169)	16,819
Current income tax expense(1)	—	—	(4,355)
Change in separate account liability adjustment (SAP item)	(617)	(2,605)	(2,812)
Derivatives(1)(2)	40,461	(31,473)	11,018
Change in interest maintenance reserve (SAP item)	1,940	1,935	1,313
Other, net	374	(1,575)	(237)

Net income (loss), SAP basis(3)	$82,416	$(6,221)	$63,095

(1)	Represents valuation differences between GAAP and SAP income statement amounts.

(2)	Represents amounts which are recorded directly to surplus for statutory reporting purposes.

(3)	Results are significantly impacted by changes in reserves for variable annuity guaranteed benefits, however, these impacts are substantially offset by unrealized gains (losses) on derivatives which are not included in statutory income but are recorded directly to surplus.

Shareholder’s Equity

	December 31,
(in thousands)	2012	2011

Shareholder’s equity, per accompanying GAAP financial statements	$396,685	$385,151
DAC (GAAP item)	(127,704)	(133,032)
Net unrealized gains and losses on Available-for-Sale investments (GAAP item)	(202,574)	(152,972)
DSIC (GAAP item)	(18,242)	(21,222)
Asset valuation reserve	(3,434)	(18,618)
Future policy benefits(1)	20,471	16,989
Deferred income taxes, net(1)	62,419	50,342
Separate account liability adjustment (SAP item)	153,929	154,547
Non-admitted assets (SAP item)	(16,299)	(27,769)
Interest maintenance reserve	(8,298)	(10,239)
Other, net	(4,175)	(7,700)

Capital and surplus, SAP basis(2)	$252,778	$235,477

(1)	Represents valuation differences between GAAP and SAP balance sheet amounts.

(2)	Includes unassigned surplus of $144.0 million and $117.9 million at December 31, 2012 and 2011, respectively.

RiverSource Life Insurance Co. of New York

14.	DERIVATIVES AND HEDGING ACTIVITIES
Derivative instruments enable the Company to manage its exposure to various market risks. The value of such instruments is derived from an underlying variable or multiple variables, including equity and interest rate indices or prices. The Company primarily enters into derivative agreements for risk management purposes related to the Company’s products and operations.

Freestanding derivative instruments are recorded at fair value and are reflected in other assets or other liabilities. The Company’s policy on the recognition of derivatives on the Balance Sheet is to not offset fair value amounts recognized for derivatives and collateral arrangements executed with the same counterparty under the same master netting arrangement.

The following table presents the estimated fair value of the Company’s freestanding derivatives after considering the effect of master netting arrangements and collateral:

	December 31, 2012		December 31, 2011

	Net Derivative	Net Derivative	Net Derivative	Net Derivative
(in thousands)	Assets	Liabilities	Assets	Liabilities

Fair value of OTC derivatives after application of master netting agreements	$45,208	$3,777	$77,064	$687
Cash collateral on OTC derivatives	(19,030)	(2,818)	(45,587)	—

Fair value of OTC derivatives after application of master netting agreements and cash collateral	26,178	959	31,477	687
Securities collateral on OTC derivatives	(20,041)	—	(22,856)	(687)

Fair value of OTC derivatives after application of master netting agreements and cash and securities collateral	6,137	959	8,621	—
Fair value of exchange-traded derivatives	—	—	—	—

Total fair value of derivatives after application of master netting agreements and cash and securities collateral	$6,137	$959	$8,621	$—

In April 2012, the Financial Stability Oversight Council approved the final rule and interpretive guidance that provides the framework it will follow to determine if a nonbank financial company is a Systemically Important Financial Institution. The framework includes a three-stage process to help narrow down the pool of nonbank financial companies for review and possible designation. Stage 1 criteria include having at least $50 billion in assets and meeting one of five additional quantitative measures. One of the five thresholds is $3.5 billion of derivative liabilities after considering the effects of master netting arrangements and cash collateral held with the same counterparty.

The following table presents the Company’s derivative liabilities as defined by the rule:

	December 31,
(in thousands)	2012	2011

Fair value of OTC derivative liabilities after application of master netting agreements and cash collateral	$959	$687
Fair value of embedded derivative liabilities	40,932	79,451

Fair value of derivative liabilities after application of master netting agreements and cash collateral	$41,891	$80,138

The Company currently uses derivatives as economic hedges. The following table presents the balance sheet location and the gross fair value of derivative instruments, including embedded derivatives:

		Asset			Liability
Derivatives not designated	Balance Sheet	December 31,		Balance Sheet	December 31,
as hedging instruments	Location	2012	2011	Location	2012	2011

		(in thousands)			(in thousands)
GMWB and GMAB
Interest rate contracts	Other assets	$38,757	$32,604	Other liabilities	$3,023	$1,433
Equity contracts	Other assets	23,939	53,214	Other liabilities	18,782	8,878
Embedded derivatives(1)	Not applicable	—	—	Future policy benefits	39,934	79,451

Total GMWB and GMAB		62,696	85,818		61,739	89,762

Other derivatives:
Equity
IUL	Other assets	113	—	Other liabilities	28	—
IUL embedded derivatives	Not applicable	—	—	Future policy benefits	998	—

Total other		113	—		1,026	—

Total derivatives		$62,809	$85,818		$62,765	$89,762

(1)	The fair values of GMWB and GMAB embedded derivatives fluctuate based on changes in equity, interest rate and credit markets.

See Note 11 for additional information regarding the Company’s fair value measurement of derivative instruments.

RiverSource Life Insurance Co. of New York

The following table presents a summary of the impact of derivatives not designated as hedging instruments on the Statements of Income for the years ended December 31:

		Amount of Gain (Loss) on
Derivatives not designated	Location of Gain (Loss) on	Derivatives Recognized in Income
as hedging instruments	Derivatives Recognized in Income	2012	2011	2010

		(in thousands)
GMWB and GMAB
Interest rate contracts	Benefits, claims, losses and settlement expenses	$14,356	$28,823	$17,503
Equity contracts	Benefits, claims, losses and settlement expenses	(62,257)	7,402	(16,587)
Foreign currency contracts	Benefits, claims, losses and settlement expenses	1,443	(188)	—
Embedded derivatives(1)	Benefits, claims, losses and settlement expenses	39,517	(57,801)	(8,237)

Total GMWB and GMAB		(6,941)	(21,764)	(7,321)

Other derivatives:
Equity
IUL	Interest credited to fixed accounts	(8)	—	—
IUL embedded derivatives	Interest credited to fixed accounts	(52)	—	—

Total other		(60)	—	—

Total derivatives		$(7,001)	$(21,764)	$(7,321)

(1)	The fair values of GMWB and GMAB embedded derivatives fluctuate based on changes in equity, interest rate and credit markets.

The Company holds derivative instruments that either do not qualify or are not designated for hedge accounting treatment. These derivative instruments are used as economic hedges of equity and interest rate risk related to the Company’s variable annuity guaranteed benefits.

Certain annuity contracts contain GMWB or GMAB provisions, which guarantee the right to make limited partial withdrawals each contract year regardless of the volatility inherent in the underlying investments or guarantee a minimum accumulation value of consideration received at the beginning of the contract period, after a specified holding period, respectively. The Company economically hedges the exposure related to non-life contingent GMWB and GMAB provisions primarily using various futures, options and interest rate swaps. At December 31, 2012 and 2011, the gross notional amount of derivative contracts for the Company’s GMWB and GMAB provisions was $2.0 billion and $1.8 billion, respectively.

The deferred premium associated with certain options is paid semi-annually over the life of the option contract. The following is a summary of the payments the Company is scheduled to make for these options:

(in thousands)	Premiums Payable

2013	$13,121
2014	13,121
2015	12,582
2016	11,186
2017	8,413
2018-2025	19,764

Actual timing and payment amounts may differ due to future contract settlements, modifications or exercises of options prior to the full premium being paid or received.

IUL products have returns tied to the performance of equity markets. As a result of fluctuations in equity markets, the obligation incurred by the Company related to IUL products will positively or negatively impact earnings over the life of these products. As a means of economically hedging its obligations under the provisions of these products, the Company enters into index options. The gross notional amount of IUL derivative contracts was $4.3 million at December 31, 2012.

Embedded Derivatives
Certain annuities contain GMAB and non-life contingent GMWB provisions which are considered embedded derivatives. In addition, the equity component of the IUL product obligations is also considered an embedded derivative. These embedded derivatives are bifurcated from their host contracts and reported on the Balance Sheets at fair value with changes in fair value reported in earnings. As discussed above, the Company uses derivatives to mitigate the financial statement impact of these embedded derivatives.

Credit Risk
Credit risk associated with the Company’s derivatives is the risk that a derivative counterparty will not perform in accordance with the terms of the applicable derivative contract. To mitigate such risk, the Company has established guidelines and

RiverSource Life Insurance Co. of New York

oversight of credit risk through a comprehensive enterprise risk management program that includes members of senior management. Key components of this program are to require preapproval of counterparties and the use of master netting arrangements and collateral arrangements whenever practical. As of December 31, 2012 and 2011, the Company held $19.0 million and $45.7 million, respectively, in cash and cash equivalents and recorded a corresponding liability in other liabilities for collateral the Company is obligated to return to counterparties. As of December 31, 2012 and 2011, the Company had accepted additional collateral consisting of various securities with a fair value of $22.4 million and $22.9 million, respectively, which are not reflected on the Balance Sheets. As of December 31, 2012 and 2011, the Company’s maximum credit exposure related to derivative assets after considering netting arrangements with counterparties and collateral arrangements was approximately $6.1 million and $8.6 million, respectively.

Certain of the Company’s derivative contracts contain provisions that adjust the level of collateral the Company is required to post based on the Company’s financial strength rating (or based on the debt rating of RiverSource Life’s parent, Ameriprise Financial). Additionally, certain of the Company’s derivative contracts contain provisions that allow the counterparty to terminate the contract if the Company does not maintain a specific financial strength rating or Ameriprise Financial’s debt does not maintain a specific credit rating (generally an investment grade rating). If these termination provisions were to be triggered, the Company’s counterparty could require immediate settlement of any net liability position. At December 31, 2012 and 2011, the aggregate fair value of derivative contracts in a net liability position containing such credit contingent provisions was $3.8 million and $687 thousand, respectively. The aggregate fair value of assets posted as collateral for such instruments as of December 31, 2012 and 2011 was $2.8 million and $687 thousand, respectively. If the credit contingent provisions of derivative contracts in a net liability position at December 31, 2012 and 2011 were triggered, the aggregate fair value of additional assets that would be required to be posted as collateral or needed to settle the instruments immediately would have been $1.0 million and nil, respectively.

15.	INCOME TAXES
The Company retrospectively adopted a new accounting standard for DAC in 2012. See Note 1 for the effect of the change on affected financial statement line items for prior periods retrospectively adjusted. Prior period disclosures presented below have been retrospectively adjusted for the new accounting standard.

In 2012, the Company made a correction to tax expense primarily attributable to prior years. Management has determined that the effect of this correction is not material to the financial statements for all current and prior periods presented. See Note 1 for additional information on this correction.

The Company qualifies as a life insurance company for federal income tax purposes. As such, the Company is subject to the Internal Revenue Code provisions applicable to life insurance companies. Ameriprise Financial provides for income taxes on a separate return basis, except that, under an agreement between Ameriprise Financial and the Company, tax benefits are recognized for losses to the extent they can be used in the consolidated return. It is the policy of Ameriprise Financial that it will reimburse its subsidiaries for any tax benefits recorded.

The components of income tax provision were as follows:

	Years Ended December 31,
(in thousands)	2012	2011	2010

Current income tax:
Federal	$13,781	$16,722	$11,154
State	(8)	(579)	720

Total current income tax	13,773	16,143	11,874
Deferred federal income tax benefit	1,077	(4,971)	4,765

Income tax provision	$14,850	$11,172	$16,639

RiverSource Life Insurance Co. of New York

The principal reasons that the aggregate income tax provision is different from that computed by using the U.S. statutory rate of 35% are as follows:

	Years Ended December 31,
	2012	2011	2010

Tax at U.S. statutory rate	35.0%	35.0%	35.0%
Changes in taxes resulting from:
Dividends received deduction	(7.5)	(9.6)	(5.8)
State taxes, net of federal benefit	—	(0.8)	0.7
Taxes applicable to prior years	0.9	(0.2)	(3.3)
Foreign tax credit, net of addback	(0.2)	(1.9)	(1.2)
Other	—	(0.1)	0.1

Income tax provision	28.2%	22.4%	25.5%

The effective tax rates are lower than the statutory rate as a result of tax preferred items including the dividends received deduction and foreign tax credits. The increase in the effective tax rate for the year ended December 31, 2012 is primarily due to a $1.8 million correction of tax related to securities lending activities along with higher pretax income relative to tax preferred items compared to the prior year. See Note 1 for additional information on the out-of-period correction.

Deferred income tax assets and liabilities result from temporary differences between the assets and liabilities measured for GAAP reporting versus income tax return purposes. The significant components of the Company’s deferred income tax assets and liabilities are reflected in the following table:

	December 31,
(in thousands)	2012	2011

Deferred income tax assets:
Liabilities for future policy benefits	$77,591	$75,232
Capital loss and tax credit carryforward	—	2,106
Other	1,127	2,556

Gross deferred income tax assets	78,718	79,894
Deferred income tax liabilities:
DAC	28,761	35,549
Net unrealized gains on Available-for Sale securities	47,785	35,064
Investment related	13,890	6,157
DSIC	6,385	7,428

Gross deferred income tax liabilities	96,821	84,198

Net deferred income tax liabilities	$18,103	$4,304

A reconciliation of the beginning and ending amount of gross unrecognized tax benefits is as follows:

(in thousands)	2012	2011	2010

Balance at January 1	$6,424	$2,330	$(1,602)
Additions for tax positions of prior years	904	6,000	12,642
Reductions for tax positions of prior years	(2,509)	(634)	(5,954)
Settlements	(609)	(1,272)	(2,756)

Balance at December 31	$4,210	$6,424	$2,330

The significant decrease in the amount of gross unrecognized tax benefits is a result of reaching an agreement with the Internal Revenue Service (“IRS”) on the treatment of certain items under audit. If recognized, approximately $110 thousand, $424 thousand and $2.3 million, net of federal tax benefits, of the unrecognized tax benefits as of December 31, 2012, 2011 and 2010, respectively, would affect the effective tax rate.

The Company recognizes interest and penalties related to unrecognized tax benefits as a component of the income tax provision. The Company recognized a net increase of $205 thousand, a net reduction of $3.9 million, and a net increase of $1.8 million in interest and penalties for the years ended December 31, 2012, 2011 and 2010, respectively. At December 31, 2012 and 2011, the Company had a payable of $2.2 million and $2.0 million, respectively, related to the accrual of interest and penalties.

It is reasonably possible that the total amounts of unrecognized tax benefits will change in the next 12 months. Based on the current audit position of the Company, it is estimated that the total amount of gross unrecognized tax benefits may decrease by $4.2 million in the next 12 months.

The Company’s income tax returns are included in the consolidated federal income tax returns of Ameriprise Financial in the U.S. federal jurisdiction and various state jurisdictions. The IRS had previously completed its field examination of the 1997

RiverSource Life Insurance Co. of New York

through 2007 tax returns in recent years. However, for federal income tax purposes, these years except for 2007, continue to remain open as a consequence of certain unagreed-upon issues. The IRS is in the process of completing the audit of the Company’s income tax returns for 2008 and 2009 and began auditing 2010 and 2011 in the fourth quarter of 2012. The Company’s state income tax returns are currently under examination by various jurisdictions for years ranging from 1997 through 2008 and remain open for the years after 2008.

It is possible there will be corporate tax reform in the next few years. While impossible to predict, corporate tax reform is likely to include a reduction in the corporate tax rate coupled with reductions in tax preferred items. Any changes could have a material impact on the Company’s income tax expense and deferred tax balances.

The items comprising other comprehensive income are presented net of the following income tax benefit amounts:

	Years Ended December 31,
(in thousands)	2012	2011	2010

Net unrealized securities gains	$12,721	$8,916	$8,806

16.	COMMITMENTS AND CONTINGENCIES
At December 31, 2012 and 2011, the Company had no material commitments to purchase investments other than mortgage loan fundings. See Note 5 for additional information.

The Company’s annuity and life products all have minimum interest rate guarantees in their fixed accounts. As of December 31, 2012, these guarantees range up to 5.0%.

Insurance companies have been the subject of increasing regulatory, legislative and judicial scrutiny. Numerous state and federal regulatory agencies have commenced examinations and other inquiries of insurance companies regarding sales and marketing practices (including sales to older consumers and disclosure practices), claims handling, and unclaimed property and escheatment practices and procedures. With regard to an industry-wide investigation of unclaimed property and escheatment practices and procedures, the Company is responding to a request from the New York insurance regulator regarding its abandoned property. The Company has cooperated and will continue to cooperate with the applicable regulators regarding their inquiries.

The Company is involved in the normal course of business in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of its business activities. The Company believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory investigation or proceeding that is likely to have a material adverse effect on its financial condition, results of operations or liquidity. Notwithstanding the foregoing, it is possible that the outcome of any current or future legal, arbitration or regulatory proceeding could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

The Company is required by law to be a member of the guaranty fund association in the State of New York. In the event of insolvency of one or more unaffiliated insurance companies, the Company could be adversely affected by the requirement to pay assessments to the guaranty fund association. Uncertainty and volatility in the U.S. economy and financial markets in recent years have weakened the financial condition of numerous insurers, including insurers currently in receiverships, increasing the risk of triggering guaranty fund assessments.

The Company projects its cost of future guaranty fund assessments based on estimates of insurance company insolvencies provided by the National Organization of Life and Health Insurance Guaranty Associations (“NOLHGA”) and the amount of its premiums written relative to the industry-wide premium in each state. The Company accrues the estimated cost of future guaranty fund assessments when it is considered probable that an assessment will be imposed, the event obligating the Company to pay the assessment has occurred and the amount of the assessment can be reasonably estimated.

Executive Life Insurance Company of New York (“ELNY”) was placed into rehabilitation by a New York state court in 1991. On April 16, 2012, the court issued an order converting the rehabilitation into a liquidation proceeding under a plan submitted by the New York insurance regulator with support from NOLHGA and the industry.

During 2012, the Company established a liability for estimated guaranty fund assessments and a related premium tax asset associated with ELNY. At December 31, 2012, the estimated liability was $5.0 million and the related premium tax asset was $3.2 million. The expected period over which the assessments will be made and the related tax credits recovered is not known. At December 31, 2011, the net liability was not considered material.

Uncertain economic conditions, heightened and sustained volatility in the financial markets and significant financial reform legislation may increase the likelihood that clients and other persons or regulators may present or threaten legal claims or that regulators increase the scope or frequency of examinations of the Company or the insurance industry generally.

S-6336 N (4/13)

PART C.
Item 24. Financial Statements and Exhibits
(a)	Financial Statements included in Part B of this Registration Statement.
     The audited financial statements of RiverSource Life of New York Account 4:
Report of Independent Registered Public Accounting Firm dated April 22, 2013.
Statements of Assets and Liabilities at Dec. 31, 2012.
Statements of Operations for the year ended Dec. 31, 2012.
Statements of Changes in Net Assets for the year ended Dec. 31, 2012 and year ended Dec. 31, 2011.
Notes to Financial Statements.
     The audited financial statements RiverSource Life Insurance Co. of New York:
Reports of Independent Registered Public Accounting Firms dated April 18, 2013 and April 15, 2011.
Balance Sheets at Dec. 31, 2012 and 2011.
Statements of Income for the years ended Dec. 31, 2012, 2011, and 2010.
Statements of Comprehensive Income for the years ended Dec. 31, 2012, 2011 and 2010.
+Statements of Shareholder’s Equity for the years ended Dec. 31, 2012, 2011, and 2010.
Statements of Cash Flows for the years ended Dec.31, 2012, 2011, and 2010.
Notes to Financial Statements.
(b)	Exhibits:
1.1	Resolution of the Executive Committee of the Board of Directors of IDS Life of New York dated November 12, 1981, filed electronically as Exhibit 1.1 to Post-Effective Amendment No. 9 to Registration Statement No. 33-4174, is incorporated herein by reference.

1.2	Resolution of the Executive Committee of the Board of Directors of IDS Life of New York establishing Account 9 on Feb. 12, 1986, filed electronically as Exhibit 1.2 to Post-Effective Amendment No. 9 to Registration Statement No. 33-4174, is incorporated herein by reference.

1.3	Resolution of the Board of Directors of IDS Life Insurance Company of New York establishing Accounts 10 and 11 on Oct. 8, 1991, filed electronically as Exhibit 1.3 to Post-Effective Amendment No. 10 to Registration Statement No. 33-4174 is incorporated herein by reference.

1.4	Consent in Writing in Lieu of Meeting of Board of Directors of IDS Life Insurance Company of New York establishing Accounts 12, 13 and 14 on April 17, 1996, filed electronically as Exhibit 1.4 to Post-Effective Amendment No. 13 to Registration Statement No. 33-4174, is incorporated herein by reference.

1.5	Consent in Writing in Lieu of Meeting of Board of Directors of IDS Life Insurance Company of New York establishing Accounts 15, 16, 17, 18 and 19 on March 29, 2001 is filed electronically as Exhibit 1.5 to Post- Effective Amendment No. 18 to Registration Statement No. 33-4174, is incorporated herein by reference.

1.6	Resolution of the Board of Directors of IDS Life Insurance Company of New York adopting and approving Agreement and Plan of Merger and subsequent name changes, dated Aug. 29, 2006, filed electronically as Exhibit 1.11 to Post-Effective Amendment No. 22 to Registration Statement No. 333-91691 is incorporated by reference.

1.7	Unanimous Consent in Writing effective Jan. 2, 2007 of the Board of Directors of IDS Life Insurance Company of New York (now known as RiverSource Life Insurance Co. of New York) renaming IDS Life of New York Accounts 4, 5, 6, 9, 10, 11, 12, 13, 14, 15, 16, 17, 18 and 19 to the new name RiverSource of New York Account 4 filed electronically as Exhibit 1.7 to Post-Effective Amendment No. 25 to Registration Statement No. 33-4174 is incorporated herein by reference.

2.	Not applicable.

3.1	Form of Variable Annuity and Life Insurance Distribution Agreement, filed electronically as Exhibit 3 to Post-Effective Amendment No. 9 to Registration Statement No. 33-4174, is incorporated herein by reference.

3.2	Form of Principal Underwriter Agreement for RiverSource Life Insurance Co. of New York Variable Annuities and Variable Life Insurance filed electronically as Exhibit 3.1 to the Initial Registration Statement on Form N-4 for RiverSource of New York Variable Annuity Account 2 (previously ACL Variable Annuity Account 2), RiverSource Endeavor Select(SM) Variable Annuity, RiverSource Innovations(SM) Select Variable Annuity and RiverSource Innovations(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.1	Copy of form of Qualified Deferred Annuity Contract (form 39192), filed electronically as Exhibit 4.1 to Post-Effective Amendment No. 9 to Registration Statement No. 33-4174, is incorporated herein by reference.

4.2	Copy of form of Non-Qualified Deferred Annuity Contract (form 39191), filed electronically as Exhibit 4.2 to Post-Effective Amendment No. 9 to Registration Statement No. 33-4174, is incorporated herein by reference.

4.3	Copy of form of Deferred Annuity Contract (IRA) (form 39192 IRA), filed electronically as Exhibit 4.3 to Post-Effective Amendment No. 9 to Registration Statement No. 33-4174, is incorporated herein by reference.

4.4	Copy of Company name change endorsement (form 139491) for RiverSource Life Insurance Co. of New York filed electronically as Exhibit 4.16 to Registrant’s Post-Effective Amendment No. 22 to Registration Statement No. 333-91691 is incorporated by reference.

5.	Copy of Form of Application for IDS Flexible Annuity Contract of New York, filed electronically as Exhibit 5.2 to Post-Effective Amendment No. 9 to Registration Statement No. 33-4174, is incorporated herein by reference.

6.1	Copy of Charter of RiverSource Life Insurance Co. of New York dated Dec. 31, 2006, filed electronically as Exhibit 27(f)(1) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated by reference.

6.2	Copy of Amended and Restated By-Laws of RiverSource Life Insurance Co. of New York filed electronically as Exhibit 27(f)(2) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated by reference.

7.	Not applicable.

8.1	Copy of Participation Agreement by and among Wells Fargo Variable Trust and RiverSource Life Insurance Co. of New York and Wells Fargo Distributors LLC dated Jan. 1, 2007, filed electronically as Exhibit 8.25 to Post-Effective Amendment No. 23 to Registration Statement No. 333-91691 is incorporated herein by reference.

8.2	Copy of Amended and Restated Participation Agreement dated August 1, 2006, among American Centurion Life Assurance Company, IDS Life Insurance Company of New York, Ameriprise Financial Services, Inc., AllianceBernstein L.P. and AllianceBernstein Investments, Inc. filed electronically as Exhibit 27(h)(2) to Post-Effective Amendment No. 48 to Registration Statement No. 333-44644 is incorporated herein by reference.

8.3	Copy of Participation Agreement dated Jan. 1, 2007, by and among RiverSource Life Insurance Company, RiverSource Life Insurance Co. of New York and RiverSource Distributors, Inc. filed electronically as Exhibit 8.23 to Post-Effective Amendment No. 42 to Registration Statement No. 333-79311 is incorporated herein by reference.

9.	Opinion of counsel and consent to its use as to the legality of the securities being registered, filed electronically herewith.

10.	Consents of Independent Registered Public Accounting Firms, filed electronically herewith.

11.	None.

12.	Not applicable.

13.	Power of Attorney to sign Amendments to this Registration Statement dated April 2, 2012, filed electronically as Exhibit 13 to RiverSource of New York Variable Annuity Account’s Post-Effective Amendment No. 36 to Registration Statement No. 333-91691 filed on or about April 26, 2012 is incorporated by reference.
Item 25. Directors and Officers of the Depositor

Directors and Officers of the Depositor RiverSource Life Insurance Co. of New York
Name	Principal Business Address*	Positions and Offices with Depositor
Maureen A. Buckley	20 Madison Ave. Extension Albany, NY 12203	Chairman of the Board, President and Chief Executive Officer

Gumer C. Alvero	1765 Ameriprise Financial Center Minneapolis, MN 55474	Director and Executive Vice President — Annuities

Richard N. Bush		Senior Vice President — Corporate Tax

Douglas K. Dunning		Director

Steve M. Gathje		Senior Vice President and Chief Actuary

Mark Gorham		Director and Vice President — Insurance Product Development

Robert R. Grew	Carter, Ledyard & Milburn 2 Wall Street New York, NY 10005-2072	Director

Ronald L. Guzior	Bollam, Sheedy, Torani & Co. LLP CPA’s 26 Computer Drive West Albany, NY 12205	Director

Directors and Officers of the Depositor RiverSource Life Insurance Co. of New York
Name	Principal Business Address*	Positions and Offices with Depositor
James L. Hamalainen		Senior Vice President and Treasurer

Jean B. Keffeler	1010 Swingley Rd. Livingston, MT 59047	Director

Jeryl A. Millner	138 Ameriprise Financial Center Minneapolis, MN 55474	Director

Thomas R. Moore		Secretary

Thomas V. Nicolosi	Ameriprise Financial Services Inc. Suite 220 500 Mamaroneck Avenue Harrison, NY 10528	Director

*	Unless otherwise noted, the business address is 70100 Ameriprise Financial Center, Minneapolis, MN 55474
Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant
SUBSIDIARIES AND AFFILIATES OF AMERIPRISE FINANCIAL, INC.

Parent Company	Incorp State
Ameriprise Financial, Inc.	DE
Subsidiary Name	Incorp State
Ameriprise Advisor Capital, LLC	DE
Ameriprise National Trust Bank	Federal
Ameriprise Capital Trust I	DE
Ameriprise Capital Trust II	DE
Ameriprise Capital Trust III	DE
Ameriprise Capital Trust IV	DE
Ameriprise Captive Insurance Company	VT
Ameriprise Certificate Company	DE
Investors Syndicate Development Corporation	NV
Ameriprise Holdings, Inc.	DE
201 Eleventh Street South, LLC	MN
Ameriprise India Private Limited	India
Ameriprise India Insurance Brokers Services Private Limited*	India
Ameriprise Trust Company	MN
AMPF Holding Corporation	MI
American Enterprise Investment Services Inc.**	MN
Ameriprise Financial Services, Inc.**	DE
AMPF Property Corporation	MI
AMPF Realty Corporation	MI
Columbia Management Investment Advisers, LLC	MN
Advisory Capital Strategies Group Inc.	MN
Columbia Wanger Asset Management, LLC	DE
GA Legacy, LLC	DE
J.& W. Seligman & Co. Incorporated	DE
Columbia Management Investment Distributors, Inc.**	NY
Columbia Research Partners LLC	DE
Seligman Focus Partners LLC	DE
Seligman Global Technology Partners LLC	DE
Seligman Health Partners LLC	DE
Seligman Health Plus Partners LLC	DE
Seligman Partners LLC	DE
RiverSource CDO Seed Investment, LLC	MN
WAM Acquisition GP, Inc.	DE
Columbia Management Investment Services Corp.	MN
IDS Property Casualty Insurance Company	WI
Ameriprise Auto & Home Insurance Agency, Inc.	WI
Ameriprise Insurance Company	WI
RiverSource Distributors, Inc.**	DE
RiverSource Life Insurance Company	MN
RiverSource Life Insurance Co. of New York	NY
RiverSource NY REO, LLC	NY
RiverSource REO 1, LLC	MN
RiverSource Tax Advantaged Investments, Inc.	DE
AEXP Affordable Housing Porfolio LLC	DE
Threadneedle Asset Management Holdings Sarl	Luxembourg
(Threadneedle subsidiary list is not included.)

*	This entity has three shareholders: Ameriprise Financial, Inc. (19%), Ameriprise India Private Limited (7%), and personally owned by T.D. Chandrasekhar (74%) as required by India law.

**	Registered Broker-Dealer

Item 27. Number of Contractowners
On March 31, 2013, there were 2970 qualified contracts and 2151 non-qualified contracts in RiverSource of New York Account 4 for RiverSource Flexible Annuity.
Item 28. Indemnification
The amended and restated By-Laws of the depositor provide that the depositor will indemnify, to the fullest extent now or hereafter provided for or permitted by law, each person involved in, or made or threatened to be made a party to, any action, suit, claim or proceeding, whether civil or criminal, including any investigative, administrative, legislative, or other proceeding, and including any action by or in the right of the depositor or any other corporation, or any partnership, joint venture, trust, employee benefit plan, or other enterprise (any such entity, other than the depositor, being hereinafter referred to as an “Enterprise”), and including appeals therein (any such action or process being hereinafter referred to as a “Proceeding”), by reason of the fact that such person, such person’s testator or intestate (i) is or was a director or officer of the depositor, or (ii) is or was serving, at the request of the depositor, as a director, officer, or in any other capacity, or any other Enterprise, against any and all judgments, amounts paid in settlement, and expenses, including attorney’s fees, actually and reasonably incurred as a result of or in connection with any Proceeding, except as provided below.
No indemnification will be made to or on behalf of any such person if a judgment or other final adjudication adverse to such person establishes that such person’s acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that such person personally gained in fact a financial profit or other advantage to which such person was not legally entitled. In addition, no indemnification will be made with respect to any Proceeding initiated by any such person against the depositor, or a director or officer of the depositor, other than to enforce the terms of this indemnification provision, unless such Proceeding was authorized by the Board of Directors of the depositor. Further, no indemnification will be made with respect to any settlement or compromise of any Proceeding unless and until the depositor has consented to such settlement or compromise.
The depositor may, from time to time, with the approval of the Board of Directors, and to the extent authorized, grant rights to indemnification, and to the advancement of expenses, to any employee or agent of the depositor or to any person serving at the request of the depositor as a director or officer, or in any other capacity, of any other Enterprise, to the fullest extent of the provisions with respect to the indemnification and advancement of expenses of directors and officers of the depositor.
Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the depositor or the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 29. Principal Underwriters
(a) RiverSource Distributors Inc. acts as principal underwriter for:
RiverSource Variable Annuity Account 1
RiverSource Variable Annuity Account
RiverSource Account F
RiverSource Variable Annuity Fund A
RiverSource Variable Annuity Fund B
RiverSource Variable Account 10
RiverSource Account SBS
RiverSource MVA Account
RiverSource Account MGA
RiverSource Account for Smith Barney
RiverSource Variable Life Separate Account
RiverSource Variable Life Account
RiverSource of New York Variable Annuity Account 1
RiverSource of New York Variable Annuity Account 2
RiverSource of New York Account 4
RiverSource of New York Account 7
RiverSource of New York Account 8
(b) As to each director, officer or partner of the principal underwriter:

Name and Principal	Positions and Offices
Business Address*	with Underwriter
Lynn Abbott	President

Gumer C. Alvero	Director and Vice President

Thomas R. Moore	Secretary

Mark D. Scalercio	Vice President

Jon Stenberg	Director and Vice President

David K. Stewart	Chief Financial Officer

John R. Woerner	Chairman of the Board and
Chief Executive Officer

*	Business address is: 50611 Ameriprise Financial Center, Minneapolis, MN 55474

(c) RiverSource Distributors, Inc., the principal underwriter during Registrant’s last fiscal year, was paid the following commissions:

	NET UNDERWRITING
NAME OF PRINCIPAL	DISCOUNT AND	COMPENSATION
UNDERWRITER	COMMISSIONS	ON REDEMPTION	COMMISSIONS	COMPENSATION
RiverSource Distributors, Inc.	$24,714,946	None	None	None
Item 30. Location of Accounts and Records
RiverSource Life Insurance Co. of New York
20 Madison Avenue Extension
Albany, NY 12203
Item 31. Management Services
Not applicable.
Item 32. Undertakings
(a)	Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b)	Registrant undertakes that it will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

(c)	Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to IDS Life of New York Contract Owner Service at the address or phone number listed in the prospectus.

(d)	Registrant represents that it is relying upon the no-action assurance given to the American Council of Life Insurance (pub. avail. Nov. 28, 1988). Further, Registrant represents that it has complied with the provisions of paragraphs (1)-(4) of that no-action letter.

(e)	The sponsoring insurance company represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

SIGNATURES
As required by the Securities Act of 1933 and the Investment Company Act of 1940, RiverSource Life Insurance Co. of New York, on behalf of the Registrant, certifies that it meets the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Minneapolis, and State of Minnesota, on the 25th day of April, 2013.

RiverSource of New York Account 4 (Registrant)

By	RiverSource Life Insurance Co. of New York
(Sponsor)

By	/s/ Maureen A. Buckley*
Maureen A. Buckley
President and Chief Executive Officer
As required by the Securities Act of 1933, this Amendment to Registration Statement has been signed by the following persons in the capacities indicated on the 25th day of April, 2013.

/s/ Maureen A. Buckley*	Chairman of the Board, President and Chief Executive Officer
Maureen A. Buckley

/s/ Gumer C. Alvero*	Director and Executive Vice President — Annuities
Gumer C. Alvero

/s/ Richard N. Bush*	Senior Vice President — Corporate Tax
Richard N. Bush

/s/ Douglas K. Dunning*	Director
Douglas K. Dunning

/s/ Steve M. Gathje*	Senior Vice President and Chief Actuary
Steve M. Gathje

/s/ Mark Gorham*	Director and Vice President — Insurance Product Development
Mark Gorham

/s/ Robert R. Grew*	Director
Robert R. Grew

/s/ Ronald L. Guzior*	Director
Ronald L. Guzior

/s/ James L. Hamalainen*	Senior Vice President and Treasurer
James L. Hamalainen

/s/ Jean B. Keffeler*	Director
Jean B. Keffeler

/s/ Jeryl A. Millner*	Director
Jeryl A. Millner

/s/ Thomas V. Nicolosi*	Director
Thomas V. Nicolosi

*	Signed pursuant to Power of Attorney dated April 2, 2012 filed electronically as Exhibit 13 to Post-Effective Amendment No.36 to Registration Statement No. 333-91691, by:

/s/ Dixie Carroll
Dixie Carroll
Assistant General Counsel

CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 31
     This Registration Statement is comprised of the following papers and documents:
The Cover Page.
Part A.
     The prospectus for RiverSource Flexible Annuity (New York).
Part B.
     Statement of Additional Information.
     Financial Statements.
Part C.
     Other Information.
     The signatures.
Exhibits.

EXHIBIT INDEX
9.	Opinion of counsel and consent to its use as to the legality of the securities being registered.

10.	Consents of Independent Registered Public Accounting Firms.